Oppenheimer
Convertible Securities Fund
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Prospectus dated February 25, 2003

                                               Oppenheimer Convertible
                                         Securities Fund is a mutual fund that
                                         seeks a high level of total return as
                                         its goal, through a combination of
                                         current income and capital
                                         appreciation. It invests primarily in
                                         securities that are convertible into
                                         common stock.

                                               This Prospectus contains
                                         important information about the Fund's
                                         objective, its investment policies,
As with all mutual funds, the            strategies and risks. It also contains
Securities and Exchange Commission has   important information about how to buy
not approved or disapproved the Fund's   and sell shares of the Fund and other
securities nor has it determined that    account features. Please read this
this Prospectus is accurate or           Prospectus carefully before you invest
complete. It is a criminal offense to    and keep it for future reference about
represent otherwise.                     your account.

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                                                      (logo) OppenheimerFunds
The Right Way to Invest

Contents

      A B O U T  T H E  F U N D

            The Fund's Investment Objective and  Strategies

            Main Risks of Investing in the Fund

            The Fund's Past Performance

            Fees and Expenses of the Fund

            About the Fund's Investments

            How the Fund is Managed

                  A B O U T  Y O U R  A C C O U N T

            How to Buy Shares
            Class A Shares
            Class B Shares
            Class C Shares
            Class M Shares
            Class N Shares

            Special Investor Services
            AccountLink
            PhoneLink
            OppenheimerFunds Internet Web Site
            Retirement Plans

            How to Sell Shares
            By Wire
            By Mail
            By Telephone

            How to Exchange Shares

            Shareholder Account Rules and Policies

            Dividends, Capital Gains and Taxes

            Financial Highlights

A B O U T  T H E  F U N D

The Fund's Investment Objective and Strategies

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WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund seeks a high level of total return on its assets through a combination of current income and capital appreciation.
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WHAT DOES THE FUND  MAINLY  INVEST IN? As a matter of  non-fundamental  policy that shall not be changed  without  advance notice to  shareholders,  the Fund invests, under normal market conditions,  at least 80% of its net assets (plus
borrowings  for  investment   purposes)  in  convertible   securities.   Those
convertible  securities  include  domestic and (to a limited  extent)  foreign corporate  bonds,  notes,  warrants and preferred stocks that can be exchanged for (converted  into) common stock of the issuer.  The Fund can invest without limit  in  lower-grade,  high-yield  convertible  debt  securities,  sometimes called  "junk  bonds,"  and many of the  convertible  bonds  the Fund buys are below investment grade.

      The Fund has no  limitations  on the  range  of  maturities  of the debt securities  in which it can invest and  therefore  may hold bonds with short-, medium- or  long-term  maturities.  In  addition,  the Fund does not limit its investments  to  securities of issuers in a particular  market  capitalization range and can hold securities of small-cap, medium-cap and large-cap issuers.

      While  the  Fund  can  also  invest  up to  20%  of its  net  assets  in non-convertible  debt  securities and common stocks,  not more than 15% of its net assets can be invested in common stocks that do not pay  dividends.  These investments are more fully explained in "About the Fund's Investments," below.

HOW DOES THE  PORTFOLIO  MANAGER  DECIDE WHAT  SECURITIES  TO BUY OR SELL?  In
selecting  securities  for the  Fund,  the  Fund's  portfolio  manager  uses a
disciplined,   value-oriented  investment  approach  based  on  a  fundamental
"bottom-up"  analysis of the financial  condition of individual issuers rather than overall market or industry  conditions or trends.  The portfolio  manager currently  focuses on the factors  below (which may vary in  particular  cases and may change over time):

o     The portfolio  manager analyzes the balance sheet strength of individual issuers,  including current and historic  financial  condition,  trading activity  in their  securities,  present  and  anticipated  cash  flows, estimated  values in relation to historic cost, the issuer's  managerial
      expertise,  debt  maturity  schedules,   current  and  future  borrowing
      requirements  and any  change in its  condition  that  might  affect its ability to meet future obligations.
o     The portfolio  manager  searches for  convertible  debt  securities that might offer  participation  in  equity-like  returns  without  excessive price volatility.
o     To avoid  the  volatility  of  owning  stocks  directly,  the  portfolio manager  generally  sells stocks  after they are obtained by  converting securities the Fund held.
o     While the Fund is not  required to sell  securities  to maintain  80% of its  net  assets  in  convertible  securities,  if  its  investments  in non-convertible  securities,  cash and  common  stock  exceed 20% of net assets  it will  make new  investments  only in  convertible  securities until the 80% standard is met.

WHO IS THE FUND  DESIGNED  FOR? The Fund is designed  primarily  for investors seeking  high total  return  over the long term from a fund that  invests  for both current income and capital appreciation in convertible securities.  Those investors  should  be  willing  to  assume  the  credit  risks of a fund  that typically invests a significant  amount of its assets in lower-grade bonds and the changes in share prices that can occur when  interest  rates  change.  The
Fund is intended as a long-term investment,  not a short-term trading vehicle, and may be appropriate  as part of an investor's  retirement  plan  portfolio.
However, the Fund is not a complete investment program.

Main Risks of Investing in the Fund

All  investments  have  risks  to some  degree.  The  Fund's  investments  are subject to changes in their value from a number of factors,  described  below.
There is also the risk that poor security  selection by the Fund's  investment manager,  OppenheimerFunds,  Inc.,  (the  "Manager"),  will  cause the Fund to underperform other funds having a similar objective.

CREDIT  RISK.  Debt  securities  are  subject  to  credit  risk.  Credit  risk relates  to the  ability  of the issuer of a  security  to make  interest  and principal  payments on the security as they become due. If the issuer fails to pay interest,  the Fund's income might be reduced,  and if the issuer fails to repay principal,  the value of that security and of the Fund's shares might be reduced.  Debt securities and preferred  stocks issued by domestic and foreign corporations  are  subject to risks of  default.  A  downgrade  in an issuer's credit  rating or other  adverse  news  about an issuer  can reduce the market value of that issuer's securities.

Special Risks of Lower-Grade  Securities.  Because the Fund can invest without limit in securities  rated below  investment  grade to seek high income, the Fund's  credit  risks are greater  than those of funds that buy only investment-grade  bonds.  Lower-grade  debt securities may be subject to greater  market  fluctuations  and  greater  risks of loss of income and principal than  investment-grade  debt  securities.  Securities that are
      (or that have fallen)  below  investment  grade are exposed to a greater risk that the  issuers  of those  securities  might not meet  their debt obligations.  The market for these securities may be less liquid, making it difficult for the Fund to sell them quickly at an  acceptable  price.
      These risks can reduce the Fund's share prices and the income it earns.

 Special  Risks of  Small-Cap  Issuers.  While  the  Fund can buy  convertible
      securities   of   companies   of   small,   medium   or   large   market
      capitalizations,  to the extent the Fund invests in small-capitalization companies,  they may offer greater  potential for high total return than securities  of  larger  issuers.  Small-cap  issuers  may have less of a trading  market  and may be subject  to  greater  risks of default  than securities of larger issuers.

INTEREST RATE RISKS.  The values of debt securities are subject to change when prevailing  interest  rates change.  When interest  rates fall,  the values of already-issued  debt securities  generally rise. When interest rates rise, the values of already-issued debt securities  generally fall, and they may sell at a discount from their face amount.  The magnitude of these  fluctuations  will often be  greater  for  debt  securities  having  longer  maturities  than for shorter-term  debt securities.  The Fund's share prices can go up or down when interest  rates  change  because of the effect of the  changes on the value of the Fund's  investments in debt securities.  Also, if interest rates fall, the
Fund's  investments  in new  securities at lower yields will reduce the Fund's income.

STOCK MARKET RISKS.  Because most of the Fund's  investments  are  convertible into  common  stock,  the  prices of the  Fund's  investments  in  convertible securities  are  sensitive  to events that  affect the values of the  issuer's common  stock.  Those can include  broad stock market events as well as events affecting the particular issuer, such as poor earnings reports,  loss of major customers,  major  litigation,  or regulatory  changes affecting the issuer or its industry.  The income offered by  fixed-income  securities can help reduce the effect of that  volatility on the Fund's total return to some degree,  but the prices of the Fund's  convertible  securities  will be  affected  by those events.

THERE ARE  SPECIAL  RISKS IN USING  DERIVATIVE  INVESTMENTS.  The Fund can use
derivatives to seek increased income or to try to hedge  investment  risks. In general terms, a derivative  investment is an investment  contract whose value depends on (or is derived  from) the value of an  underlying  asset,  interest rate or index.  Options,  structured notes, and equity-linked  debt securities are examples of derivatives the Fund can use.

      If the issuer of the  derivative  does not pay the amount due,  the Fund can lose money on the investment.  Also, the underlying security or investment on which  the  derivative  is  based,  and the  derivative  itself,  might not perform the way the  Manager  expected it to  perform.  If that  happens,  the
Fund's  share  prices  could  fall or the  Fund  could  get less  income  than
expected.   The  Fund  has  limits  on  the  amount  of  particular  types  of derivatives  it  can  hold  and is  not  required  to use  them  to  seek  its objective.  Using  derivatives  can  cause  the  Fund  to  lose  money  on its investments and/or increase the volatility of its share prices.

HOW RISKY IS THE FUND OVERALL?  The risks  described above  collectively  form the  overall  risk  profile of the Fund and can affect the value of the Fund's investments,  its  investment  performance,  and  the  prices  of its  shares.
Particular  investments and investment strategies also have risks. These risks mean that you can lose money by  investing  in the Fund.  When you redeem your shares,  they may be worth more or less than what you paid for them.  There is no assurance that the Fund will achieve its investment objective.

      The values of debt securities,  particularly lower-grade securities, can be affected by a number of factors,  such as interest  rate  changes and other market  factors,  and the prices of the Fund's shares can go up and down.  The income from the Fund's  investments  may help  cushion the Fund's total return from changes in prices,  but debt  securities are subject to credit risks that can also affect their  values and income and the share prices of the Fund.  In the  OppenheimerFunds  spectrum,  the Fund  generally has more risks than bond
funds   that   focus   primarily   on  U.   S.   government   securities   and
investment-grade  bonds but may be less  volatile than funds that focus solely on investments in stocks.

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An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund's performance (for its Class M shares) from year to year for the last 10 calendar years and by showing how the average annual total returns of the Fund's shares, both before and after taxes, compare to those of broad-based market indices.  The after-tax returns
     -
are shown for Class M shares only and are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state or local taxes.  The after-tax returns for the other classes of shares will vary.  In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder." The after-tax returns are calculated based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation.  The after-tax returns set forth below are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or
IRAs or to institutional investors not subject to tax. The Fund's past investment performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

            Annual Total Returns (Class M) (as of 12/31 each year)

    [See appendix to prospectus for data in bar chart showing annual total returns]

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.

For the period from 1/1/02 through 12/31/02, the cumulative total return for
Class M shares before taxes was             -7.16%. During the period shown
in the bar chart, the highest return (not annualized) before taxes for a calendar quarter was 16.47% (4th Qtr 99) and the lowest return (not
annualized) before taxes for a calendar quarter was           -10.70% (3rd
Qtr 98).

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Average Annual Total Returns        1 Year            5 Years          10 Years
for    the    periods    ended                      (or life of       (or life of
December 31, 2002                                 class, if less)   class, if less)
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Class  M   Shares   (inception
6/3/86)                             -10.17%            0.81%             7.37%
  Return Before Taxes               -11.87%           -1.78%             4.50%
  Return After Taxes on             -6.19%            -0.35%             4.77%
  Distributions
  Return    After   Taxes   on
  Distributions  and  Sale  of
  Fund Shares
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Lehman Bros. Aggregate Bond
Index (reflects no deduction
for fees, expenses or taxes)        10.25%             7.55%            7.51%1
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Goldman   Sachs    Convertible
Bond   Index    (reflects   no
deduction  for fees,  expenses
or taxes)                           18.45%             7.67%            10.82%1
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Standard  amp; Poor's  500  Index      -22.09%           -0.58%            9.34%1
(reflects  no  deduction   for
fees, expenses or taxex)
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Class  A   Shares   (inception      -11.96%            0.80%             6.08%
5/1/95)
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Class  B   Shares   (inception      -11.86%            0.91%             6.28%
5/1/95)
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Class  C   Shares   (inception      -8.28%             1.21%             4.50%
3/11/96)
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Class  N   Shares   (inception      -7.81%            -5.43%              N/A
3/1/01)
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1 From 12/31/92.
Class M shares were first  publicly  offered 6/3/86 as Class A shares and were re-designated as Class M shares on 3/11/96.  The Fund's Class Y shares,  which had been  offered  since  5/1/95,  were  re-designated  as  Class A shares  on
3/11/96.

The Fund's average annual total returns  include the current  maximum  initial sales  charges  of 5.75% for  Class A and  3.25%  for Class M; the  contingent deferred  sales  charge of 5% (1-year) and 2% (5 year) for Class B; and the 1%
contingent  deferred  sales  charge for the 1-year  period for Class C and the
1-year  period  for Class N. Class B shares  automatically  convert to Class A shares 72 months after purchase.

The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares.  The performance of the Fund's Class M Shares is compared to the Goldman Sachs Convertible Bond 100 Index, an unmanaged index of convertible securities and the Lehman Brothers Aggregate Bond Index, an unmanaged index of U.S. corporate and government bonds. The index performance reflects the reinvestment of income but does not consider the effects of transaction costs. The Fund also compares its performance to that of the Samp;P
500 Index, an unmanaged index of common stocks, and those comparisons may be found in the Fund's annual report.  The Fund's investments may vary from the securities in the indices.

Fees and Expenses of the Fund

The Fund pays a variety of expenses  directly  for  management  of its assets, administration,  distribution of its shares and other services. Those expenses are  subtracted  from the  Fund's  assets to  calculate  the  Fund's net asset values per share.  All shareholders  therefore pay those expenses  indirectly.
Shareholders  pay other expenses  directly,  such as sales charges and account transaction  charges.  The following  tables are meant to help you  understand the fees and expenses you may pay if you buy and hold shares of the Fund.  The numbers  below are based on the Fund's  expenses  during its fiscal year ended
December 31, 2002.

Shareholder Fees (charges paid directly from your investment):

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               Class A      Class B      Class C       Class M      Class N
               Shares       Shares       Shares        Shares       Shares
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Maximum Sales  5.75%        None         None          3.25%            None
Charge (Load)
on purchases
(as % of
offering
price)
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Maximum        None1        5%2          1%3           None             1%4
Deferred
Sales Charge
(Load)
(as % of the
lower of the
original
offering
price or
redemption
proceeds)
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1.    A contingent deferred sales charge may apply to redemptions of investments of $1million or more ($500,000 for certain retirement plan accounts) of Class A shares. See "How to Buy Shares" for details.
2.    Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3.    Applies to shares redeemed within twelve (12) months of purchase.
4.    Applies to shares redeemed within eighteen  (18) months of a retirement plan's first purchase of Class N shares.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

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                Class A      Class B     Class C       Class M      Class N
                Shares       Shares      Shares        Shares       Shares
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Management Fees    0.48%        0.48%        0.48%        0.48%        0.48%
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Distribution       0.24%        1.00%        1.00%        0.73%        0.50%
and/or Service
(12b-1) Fees
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Other Expenses     0.27%        0.29%        0.28%        0.30%        0.45%
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Total Annual       0.99%        1.77%        1.76%        1.51%        1.43%
Operating
Expenses
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Expenses may vary in future years. "Other expenses" include transfer agent fees, custodial expenses, and accounting and legal expenses the Fund pays.
The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to
0.35% per annum of all classes.  That undertaking is effective October 1,
2001, is pro-rated for the remainder of the fiscal year ending after that date, and may be amended or withdrawn at any time.  After the waiver, the actual "Other Expenses" and "Total Annual Operating Expense" were 0.40% and
1.38% for Class N shares. The transfer agent fees for the other classes of shares did not exceed the expense limitation described above.

EXAMPLES.  The  following  examples  are intended to help you compare the cost of investing  in the Fund with the cost of  investing  in other mutual  funds.
The examples  assume that you invest  $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

      The first example  assumes that you redeem all of your shares at the end of those periods.  The second example assumes that you keep your shares.  Both examples also assume that your  investment  has a 5% return each year and that the class's  operating  expenses  remain the same.  Your  actual  costs may be higher  or  lower  because  expenses  will  vary  over  time.  Based  on these assumptions your expenses would be as follows:

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If shares are redeemed:  1 Year         3 Years       5 Years       10 Years
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Class A Shares           $670           $872          $1,091        $1,718
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Class B Shares           $680           $857          $1,159        $1,6891
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Class C Shares           $279           $554          $954          $2,073
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Class M Shares           $474           $787          $1,122        $2,068
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Class N Shares           $246           $452          $782          $1,713
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If shares are not        1 Year         3 Years       5 Years       10 Years
redeemed:
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Class A Shares           $670           $872          $1,091        $1,718
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Class B Shares           $180           $557          $959          $1,6891
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---------------------------------------------------------------------------------
Class C Shares           $179           $554          $954          $2,073
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class M Shares           $474           $787          $1,122        $2,068
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Class N Shares           $146           $452          $782          $1,713
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In the first example, expenses include the initial sales charge for Class A and Class M and the applicable Class B, Class C or Class N contingent deferred sales charges. In the second example, the Class A and Class M expenses include the sales charge, but Class B, Class C and Class N expenses do not include the contingent deferred sales charges.
1.    Class B expenses for years 7 through 10 are based on Class A expenses because Class B shares automatically convert to Class A shares 72 months after purchase.

About the Fund's Investments

THE  FUND'S  PRINCIPAL  INVESTMENT  POLICIES.  The  allocation  of the  Fund's portfolio among different types of investments  will vary over time based upon the Manager's  evaluation of economic and market trends.  The Fund's portfolio might not always include all of the different  types of investments  described
below.  The  Statement  of  Additional   Information  contains  more  detailed
information about the Fund's investment policies and risks.

      The Manager  tries to reduce risks by carefully  researching  securities before they are purchased, and in some cases by using hedging techniques.  The
Fund  attempts to reduce its  exposure  to market  risks by  diversifying  its investments,  that is, by not holding a substantial amount of stock of any one company and by not  investing  too great a percentage  of the Fund's assets in any one  company.  Also,  the  Fund  does not  concentrate  25% or more of its investments in any one industry.

      However,  changes in the overall  market  prices of  securities  and the income  they pay can occur at any time.  The share  prices  and  yields of the
Fund will change  daily based on changes in market  prices of  securities  and market conditions, and in response to other economic events.

Convertible Securities. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. Because of the conversion feature, the price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock. In general, convertible securities:

o     have higher yields than common stocks but lower yields than comparable non-convertible securities,
o     may be subject to less fluctuation in value than the underlying stock because of their income, and
o     provide potential for capital appreciation if the market price of the underlying common stock increases (and in those cases may be thought of as "equity substitutes").

      The Fund does not invest only in  securities  of issuers in a particular market  capitalization  range,  and at times the Manager might  increase
      the  relative   emphasis  of  securities  of  issuers  in  a  particular
      capitalization   range  if  the  Manager  believes  they  offer  greater
      opportunities for total return.

      Securities of smaller,  newer companies may offer greater  potential for higher  returns,  but they are also subject to greater  risks of default
      than  larger,  more  established  issuers.   They  may  have  unseasoned
      management,  they may lack  established  markets  for their  products or services and may be dependent on only a few  customers or suppliers  for a  greater  amount  of  their  business.  Also,  they  may not  have the financial  strength  to  sustain  them  through  business  downturns  or adverse market  conditions.  These securities may have less of a trading market than  securities  of larger  issuers,  and it might be harder for the Fund to  dispose  of its  holdings  at an  acceptable  price when it wants to sell  them.  As a result,  to the  extent  the Fund  invests in securities of these  issuers,  they have greater  risks.  The Fund might not achieve its  expected  returns from these  securities  and its share price may fluctuate more to the extent that it holds these investments.

      In selecting  securities for the Fund's  portfolio and evaluating  their yield  potential  and credit  risk,  the Manager does not rely solely on ratings by rating  organizations  but  evaluates  business  and economic factors  affecting an issuer as well. The debt  securities the Fund buys may be  rated  by  nationally-recognized  rating  organizations  such as
      Moody's Investors Service,  Inc. or Standard amp; Poor's Rating Service, or
      they may be unrated  securities  assigned  an  equivalent  rating by the
      Manager.  Credit ratings evaluate the expectation of scheduled  payments of interest and principal,  not market risks.  Rating agencies might not always  change their credit  ratings of an issuer in a timely  manner to reflect the events that could affect an issuer's  ability to make timely payments on its obligations.

      The Fund can  invest in debt  securities  that are  investment  grade or below  investment  grade in  credit  quality  and at times  will  invest substantial  amounts of its assets in securities  below investment grade to seek  higher  income  as part of its goal.  "Investment-grade"  rated securities are those in the four highest  rating  categories of national ratings organizations.  The ratings definitions of the principal ratings organizations  are included in Appendix A to the Statement of Additional
      Information.

Convertible  Preferred Stock.  Unlike common stock,  preferred stock typically has a stated  dividend rate.  When  prevailing  interest rates rise, the value of  preferred  stock having a fixed  dividend  rate tends to fall.
      The right to  payment of  dividends  on  preferred  stock  generally  is subordinate  to the rights of the company's debt  securities.  Preferred stock  dividends  may be  cumulative  (they  remain a  liability  of the company until paid) or non-cumulative.

      Some  convertible  preferred stock with a mandatory  conversion  feature has a set  call  price  to  buy  the  underlying  common  stock.  If the underlying  common  stock price is less than the call price,  the holder will pay more for the common  stock than its  market  price.  The issuer might  also  be  able  to  redeem  the  stock  prior  to  the  mandatory
      conversion   date,  which  could  diminish  the  potential  for  capital appreciation on the investment.

"Mandatory-Conversion"  Securities.  These  securities may combine features of both  equity  and  debt  securities.  Normally  they  have  a  mandatory conversion  feature  and an  adjustable  conversion  ratio.  One type of
      mandatory  conversion  security  is  the  convertible   preferred  stock
      discussed above. Another is the "equity-linked" debt security,  having a principal  amount at  maturity  that  depends  on the  performance  of a specified  equity  security,  such as the issuer's  common stock.  Their values can also be affected by interest  rate  changes and credit  risks of the  issuer.  They  may be  structured  in a way  that  limits  their potential for capital  appreciation and the entire value of the security may be at risk of loss  depending on the  performance  of the underlying equity  security.  Since  the  market  for  these  securities  is  still
      relatively  new,  they  may  be  less  liquid  than  other   convertible
      securities.

Lower-Grade  Securities.  Lower-grade convertible securities may offer greater
      opportunities   for  higher   returns  than   higher-grade   securities.
      Lower-grade  securities  are those rated below "Baa" by Moody's or lower
      than  "BBB"  by   Standard   amp;  Poor's  or  similar   ratings  by  other
      nationally-recognized rating organizations.  The Fund does not invest in securities  rated  below "C" or which are in default.  While  securities rated  "Baa"  by  Moody's  or "BBB"  by Samp;P are  considered  "investment grade," they have some speculative characteristics.

o     Special  Risks  of  Lower-Grade   Securities.   While   investment-grade
      securities   are  subject  to  risks  of  non-payment  of  interest  and principal, in general,  higher-yielding lower-grade bonds, whether rated or unrated,  have  greater  risks than  investment-grade  securities  as stated in "Main Risks of  Investing  in the Fund."  There may be less of a market  for  them  and  therefore  they  may be  harder  to sell at an acceptable  price.  These risks mean that the Fund might not achieve the expected  income from  lower-grade  securities,  and that the Fund's net asset  value per share  could be  affected by declines in value of these securities.

      The Fund also invests in  investment-grade  debt  securities.  It is not required  to dispose of debt  securities  whose  ratings  fall after the
      Fund buys them.  However,  the  portfolio  manager  will  monitor  those holdings of issuers whose credit quality falls to determine  whether the
      Fund should sell them.

Derivative  Investments.  In addition  to using  hedging  instruments  such as options,  the  Fund  can  use  other  derivative  investments,  such  as
      structured  notes  and  "mandatory-conversion"   securities,   including
      "equity-linked"  debt  securities,  because they offer the potential for increased income and principal value.

      Markets  underlying  securities  and indices may move in a direction not anticipated  by the Manager.  Interest rate and stock market  changes in the U.S. and abroad may also influence the  performance of  derivatives.
      As a result of these  risks the Fund could  realize  less  principal  or
      income  from  the   investment   than   expected.   Certain   derivative
      investments held by the Fund may be illiquid.

o     "Structured" Notes.  Structured notes are specially-designed  derivative debt  investments.  Payments of principal or interest on those notes are linked  to the  value of an  index  (such as a  currency  or  securities
      index),  an  individual  stock,  or  a  commodity.   The  terms  of  the
      instrument  may be  "structured"  by the  purchaser  (the  Fund) and the borrower issuing the note.

      The principal and/or interest  payments depend on the performance of one or more other  securities  or  indices.  The values of these  notes will therefore  fall or rise in  response to the changes in the values of the underlying  security  or index.  They are  subject  to both  credit  and interest  rate risks.  Therefore,  the Fund could  receive  more or less than it  originally  invested  when the notes  mature.  It might receive
      less  interest  than  the  stated  coupon   payment  if  the  underlying
      investment  or index does not perform as  anticipated.  Their values may be very volatile and they may have a limited trading  market,  making it difficult for the Fund to sell its investment at an acceptable price.

CAN THE FUND'S INVESTMENT  OBJECTIVE AND POLICIES CHANGE?  The Fund's Board of
Trustees can change  non-fundamental  investment  policies without shareholder approval,  although  significant  changes will be described in  amendments  to this Prospectus.  Fundamental  policies cannot be changed without the approval of a majority of the Fund's  outstanding  voting shares.  The Fund's objective is a not a  fundamental  policy but will not be  changed by the Board  without advance notice to shareholders.  Investment  restrictions that are fundamental policies are listed in the Statement of Additional Information.  An investment policy  is  not  fundamental  unless  this  Prospectus  or  the  Statement  of
Additional Information says that it is.

OTHER  INVESTMENT  STRATEGIES.  To seek its  objective,  the Fund can also use the investment  techniques and strategies  described below. The Fund might not always  use all of  them.  These  techniques  have  risks,  although  some are designed to help reduce overall investment or market risks.

Foreign  Securities.  The  Fund  can  invest  up to 15% of its net  assets  in foreign  securities.  The Fund can buy  securities  of companies in both
      developed  markets  and  emerging  markets.   The  Fund's  foreign  debt
      investments   can  be  denominated   in  U.S.   dollars  or  in  foreign
      currencies.  The Fund will buy foreign  currency only in connection with the purchase and sale of foreign securities and not for speculation.

o     Risks of Foreign  Investing.  While  foreign  securities  offer  special investment  opportunities,  there are also special risks that can reduce the Fund's share  prices and  returns.  The change in value of a foreign currency  against  the U.S.  dollar  will result in a change in the U.S.
      dollar  value  of  securities  denominated  in  that  foreign  currency.
      Currency rate changes can also affect the  distributions  the Fund makes from the income it receives from foreign  securities as foreign currency values change against the U.S. dollar.  Foreign  investing can result in higher  transaction  and operating  costs for the Fund.  Foreign issuers are not subject to the same accounting and disclosure  requirements that
      U.S. companies are subject to.

      The value of foreign  investments  may be affected  by exchange  control regulations,  expropriation or  nationalization  of a company's  assets,
      foreign  taxes,  delays  in  settlement  of  transactions,   changes  in
      governmental  economic  or  monetary  policy in the U.S.  or abroad,  or other political and economic factors.

Zero-Coupon  Securities.  Some of the  debt  securities  the  Fund can buy are zero-coupon  bonds that pay no interest and are issued at a  substantial discount from their face value.  Zero-coupon  securities  are subject to
      greater   fluctuations   in  price  from   interest  rate  changes  than
      interest-bearing  securities.  The Fund may have to pay out the  imputed income on  zero-coupon  securities  without  receiving  the actual  cash currently.

Illiquid and Restricted  Securities.  Investments may be illiquid because they do not have an active trading market,  making it difficult to value them or  dispose  of them  promptly  at an  acceptable  price.  A  restricted security may have a contractual  restriction  on its resale or cannot be sold publicly  until it is registered  under the Securities Act of 1933.
      The Fund will not invest  more than 15% of its net assets in illiquid or restricted  securities.  Certain restricted securities that are eligible for resale to qualified  institutional  purchasers may not be subject to that limit. The Manager monitors  holdings of illiquid  securities on an ongoing  basis to  determine  whether to sell any  holdings  to maintain adequate liquidity.

Hedging.  The Fund can buy and sell put and call  options.  These are referred to as  "hedging  instruments."  The Fund is not  required to use hedging instruments  to seek  its  objective.  The  Fund  does  not use  hedging instruments for speculative purposes and has limits on its use of them.

      The Fund could  write  covered  call  options on  stocks,  purchase  put options on stocks and enter into closing  transactions  on these options for a number of  purposes.  It might do so to try to manage its exposure to the possibility that the prices of its portfolio  securities may fall or to try to increase its income.

      Options  trading  involves  the payment of premiums  and has special tax effects on the Fund. There are also special risks in particular  hedging strategies.  For  example,  if a  covered  call  written  by the Fund is exercised on an investment  that has  increased in value,  the Fund will be  required  to sell the  investment  at the call price and will not be able to realize  any profit if the  investment  has  increased  in value above the call price.

      If the  Manager  used a hedging  instrument  at the wrong time or judged market  conditions  incorrectly,  the  strategy  could reduce the Fund's return.  The Fund  could  also  experience  losses if the  prices of its options  positions were not correlated with its other  investments or if it could not close out a position because of an illiquid market.

Temporary  Defensive and Interim  Investments.  For cash  management  purposes the Fund can hold cash equivalents such as commercial paper,  repurchase agreements,  U.S.  Treasury bills and other  short-term U.S.  government securities.  In times of  unstable  market or economic  conditions,  the
      Fund  can  invest  up to  100%  of its  assets  in  temporary  defensive investments.  These  would  ordinarily  be  short-term  U.S.  government securities,  commercial  paper  in the top two  rating  categories  of a national rating organization,  bank obligations of domestic banks having assets  of at  least  $500  million  or  repurchase  agreements.  To the extent the Fund invests  defensively in these  securities,  it might not achieve its investment objective.

Portfolio  Turnover.  The  Fund's  investment  process  may  cause the Fund to engage in active and frequent  trading.  Therefore,  the Fund may engage in short-term  trading while trying to achieve its objective.  Portfolio
      turnover   increases   brokerage   costs  the  Fund  pays  (and  reduces
      performance).  Additionally,  securities  trading  can cause the Fund to realize  capital gains that are  distributed to  shareholders as taxable distributions.  The  Financial  Highlights  table  at the  end  of  this
      Prospectus  shows the  Fund's  portfolio  turnover  rate for each of the past five fiscal years.

How the Fund Is Managed

THE  MANAGER.  The  Manager  chooses  the Fund's  investments  and handles its day-to-day  business.  The  Manager  carries  out its  duties,  subject to the policies  established  by the Fund's  Board of Trustees,  under an  investment advisory agreement that states the Manager's  responsibilities.  The agreement sets the fees the Fund pays to the Manager and  describes  the  expenses  that the Fund is responsible to pay to conduct its business.

      The Manager has been an  investment  advisor  since  January  1960.  The
Manager (including  subsidiaries and controlled  affiliates) managed assets of more than $120 billion as of September 30, 2002,  including other  Oppenheimer funds with more than 7 million  shareholder  accounts.  The Manager is located at 498 Seventh Avenue, New York, New York 10018.

Portfolio  Manager.  The portfolio manager of the Fund is Edward Everett.  Mr.
      Everett  has been a  portfolio  manager of the Fund since July 12,  1993 and  he  is  the  person  principally  responsible  for  the  day-to-day management of the Fund's  portfolio.  Mr. Everett is a Vice President of the  Manager.  Prior to joining  the Manager in January  1996,  he was a portfolio manager of Fielding  Management  Company,  Inc., an investment advisor.

Advisory Fees.  Under the  investment  advisory  agreement,  the Fund pays the
      Manager an advisory  fee at an annual rate that  declines on  additional assets as the Fund  grows:  0.625% of the first $50  million  of average annual  net  assets of the Fund,  0.50% of the next  $250  million,  and
      0.4375% of  average  annual net  assets  over $300  million.  The Fund's advisory fee for its last fiscal year ended  December 31, 2002 was .48%
      of average annual net assets for each class of shares.

ABOUT your account

How to Buy Shares

You can buy shares several ways, as described below. The Fund's Distributor,
OppenheimerFunds Distributor, Inc., may appoint servicing agents to accept purchase (and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through Your Dealer. You can buy shares through any dealer, broker or financial institution that has a sales agreement with the
      Distributor. Your dealer will place your order with the Distributor on your behalf.
Buying Shares Through the Distributor. Complete an OppenheimerFunds New
      Account Application and return it with a check payable to
      "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver,
      Colorado 80217. If you don't list a dealer on the application, the
      Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you.
o     Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is
      $2,500. Before sending a wire, call the Distributor's Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions.
o     Buying Shares Through OppenheimerFunds AccountLink. With AccountLink,
      you pay for shares by electronic funds transfers from your bank account. Shares are purchased for your account by a transfer of money from your bank account through the Automated Clearing House (ACH)
      system. You can provide those instructions automatically, under an
      Asset Builder Plan, described below, or by telephone instructions using
      OppenheimerFunds PhoneLink, also described below. Please refer to
      "AccountLink," below for more details.
o     Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink.
      Details are in the Asset Builder Application and the Statement of
      Additional Information.

WHAT IS THE MINIMUM AMOUNT YOU MUST INVEST? In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments at any time with as little as $50. There are reduced minimums available under the following special investment plans:
o     If you establish one of the many types of retirement plan accounts that
   OppenheimerFunds offers, more fully described below under "Special
   Investor Services," you can start your account with as little as $500.
o     By using an Asset Builder Plan or Automatic Exchange Plan (details are in the Statement of Additional Information), or government allotment plan, you can make subsequent investments (after making the initial investment of $500) for as little as $50. For any type of account established under one of these plans prior to November 1, 2002, the minimum additional investment will remain $25.
o     The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price which is the net asset value per share plus any initial sales charge that applies.
The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the
Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the Distributor receives the order.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of The New York Stock Exchange ("the Exchange"), on each day the Exchange is open for trading (referred to in this
      Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some days. All references to time in this Prospectus mean "Eastern time."

      The net asset value per share is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. To determine net asset value, the
      Fund's Board of Trustees has established procedures to value the Fund's securities, in general, based on market value. The Board has adopted special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

      If, after the close of the principal market on which a security held by the Fund is traded, and before the time the Fund's securities are priced that day, an event occurs that the Manager deems likely to cause a material change in the value of such security, the Fund's Board of
      Trustees has authorized the Manager, subject to the Board's review, to ascertain a fair value for such security.  A security's valuation may differ depending on the method used for determining value.

The Offering Price. To receive the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time the Exchange closes that day. If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.
Buying Through a Dealer. If you buy shares through a dealer, your dealer must receive the order by the close of the Exchange and transmit it to the
      Distributor so that it is received before the Distributor's close of business on a regular business day (normally 5:00 P.M.) to receive that day's offering price, unless your dealer has made alternative arrangements with the Distributor. Otherwise, the order will receive the next offering price that is determined.

------------------------------------------------------------------------------
WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors five different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares.
------------------------------------------------------------------------------
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A Shares. If you buy Class A shares, you pay an initial sales charge
      (on investments up to $1 million for regular accounts or lesser amounts for certain retirement plans). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A Shares?" below.
------------------------------------------------------------------------------
Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge.
      If you sell your shares within 6 years of buying them, you will normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can You Buy Class B Shares?" below.
------------------------------------------------------------------------------
Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge.
      If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class C Shares?" below.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class M Shares.  If you buy Class M shares,  you pay an initial  sales charge.
      The amount of that  sales  charge  depends  on the  amount  you  invest.
      Additionally, there is an annual asset-based sales charge.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class N Shares. If you buy Class N shares (available only through certain retirement plans), you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 18 months of the retirement plan's first purchase of
      Class N shares, you may pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class N Shares?" below.
------------------------------------------------------------------------------

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

      The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. Of course, these examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A or Class M shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B, Class C or Class N. For retirement plans that qualify to purchase Class N shares, Class N shares will generally be more advantageous than Class B and Class C shares.

   o  Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A, Class M or
      Class C shares rather than Class B shares. That is because of the effect of the Class B contingent deferred sales charge if you redeem within six years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term.
      Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

      However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C or
      Class M shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C and Class M shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

      And for non-retirement plan investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the
      Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C or Class M shares from a single investor.

o     Investing for the Longer Term.  If you are investing  less than $100,000 for the  longer-term,  for example for retirement,  and do not expect to need  access to your money for seven  years or more,  Class B shares may be appropriate.

Are There  Differences  in Account  Features  That Matter to You? Some account features  may not be  available to Class B, Class C, Class M and Class N shareholders.  Other  features  may  not be  advisable  (because  of the effect of the  contingent  deferred  sales  charge) for Class B, Class C and Class N shareholders.  Therefore,  you should  carefully  review how you plan to use your  investment  account before deciding which class of shares to buy.

      Additionally, the dividends payable to Class B, Class C, Class M and
      Class N shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A or Class Y shares, such as the Class B, Class C, Class M and Class N asset-based sales charge described below and in the Statement of Additional Information. Share certificates are only available for Class A shares. If you are considering using your shares as collateral for a loan, that may be a factor to consider.

How Do Share Classes Affect Payments to Your Broker? A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B, Class
      C and Class N contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of
      Class A and Class M shares: to compensate the Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares. The Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix C to the Statement of
Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the
Distributor when purchasing shares or the Transfer Agent when redeeming shares that a special condition applies.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge.
However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information. Out of the amount you invest, the
Fund receives the net asset value to invest for your account.

      The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

 ------------------------------------------------------------------------------
 Amount of Purchase       Front-End Sales  Front-End Sales   Concession As
                                           Charge As a
                          Charge As a      Percentage of
                          Percentage of    Net               Percentage of
                          Offering Price   Amount Invested   Offering Price
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Less than $25,000             5.75%             6.10%             4.75%
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $25,000 or more but           5.50%             5.82%             4.75%
 less than $50,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $50,000 or more but           4.75%             4.99%             4.00%
 less than $100,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $100,000 or more but          3.75%             3.90%             3.00%
 less than $250,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $250,000 or more but          2.50%             2.56%             2.00%
 less than $500,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $500,000 or more but          2.00%             2.04%             1.60%
 less than $1 million
 ------------------------------------------------------------------------------

Can You Reduce Class A Sales Charges? You may be eligible to buy Class A shares at reduced sales charge rates under the Fund's "Right of
      Accumulation" or a Letter of Intent, as described in "Reduced Sales
      Charges" in the Statement of Additional Information.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more, or for certain purchases by particular types of retirement plans that were permitted to purchase such shares prior to March 1, 2001 ("grandfathered retirement accounts").
      Retirement plans are not permitted to make initial purchases of Class A shares subject to a contingent deferred sales charge. The Distributor pays dealers of record concessions in an amount equal to 1.0% of purchases of $1 million or more other than by grandfathered retirement accounts. For grandfathered retirement accounts, the concession is
      0.75% of the first $2.5 million of purchases plus 0.25% of purchases in excess of $2.5 million. In either case, the concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

      If you redeem any of those shares within an 18-month "holding period"
      measured from the beginning of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds.
      That sales charge will be equal to 1.0% of the lesser of:
o     the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or
o     the original net asset value of the redeemed shares.

      The Class A contingent deferred sales charge will not exceed the aggregate amount of the concessions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of any one or more Oppenheimer funds by retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor and by retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or recordkeepers which have entered into a special agreement with the Distributor. The Distributor currently pays dealers of record concessions in an amount equal to 0.25% of the purchase price of Class A shares by those retirement plans from its own resources at the time of sale, subject to certain exceptions as described in the
      Statement of Additional Information. There is no contingent deferred sales charge upon the redemption of such shares.

HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:

-------------------------------------------------------------------------------
Years Since Beginning of Month in       Contingent Deferred Sales Charge on
Which Purchase Order was Accepted       Redemptions in That Year
                                        (As % of Amount Subject to Charge)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
0 - 1                                   5.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1 - 2                                   4.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
2 - 3                                   3.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
3 - 4                                   3.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
4 - 5                                   2.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
5 - 6                                   1.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
More than 6                             None
-------------------------------------------------------------------------------
      In the table, a "year" is a 12-month period.  In applying the contingent deferred  sales charge,  all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares 72 months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and
      Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert, any other
      Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert to Class A shares. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional
      Information.

How Can you Buy Class C Shares? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0%
will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

HOW CAN YOU BUY  CLASS M  SHARES?  Class M shares  are sold at their  offering price, which is normally net asset value plus an initial sales charge.1 In other cases,  reduced sales  charges may be available  under the Fund's "Right of  Accumulation"  or Letter of  Intent,  as  described  under "Can You Reduce
Class A Sales Charges,"  procedures  above. Out of the amount you invest,  the
Fund receives the net asset value to invest for your account.

      The sales charge varies depending on the amount you purchase.  A portion of the sales  charge may be retained by the  Distributor  or allocated to your dealer as a  concession.  The  Distributor  reserves  the right to reallow the entire  concession to dealers.  The Distributor  does not accept  purchases of
Class M shares in  amounts of $1 million or more.  The  current  sales  charge rates and concession paid to dealers are as follows:

---------------------------------------------------------------------------------
Amount of Purchase   Front-End Sales     Front-End Sales     Concession As
                     Charge As a         Charge As a
                     Percentage of       Percentage of Net   Percentage of
                     Offering Price      Amount Invested     Offering Price
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Less than $250,000   3.25%               3.36%               3.00%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
$250,000 or more
but less than        2.25%               2.30%               2.00%
$500,000
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
$500,000 or more
but less than $1     1.25%               1.27%               1.00%
million
---------------------------------------------------------------------------------

HOW CAN YOU BUY CLASS N SHARES? Class N shares are offered for sale to retirement plans (including IRAs and 403(b) plans) that purchase $500,000 or more of Class N shares of one or more Oppenheimer funds or to group retirement plans (which do not include IRAs and 403(b) plans) that have assets of $500,000 or more or 100 or more eligible participants. See
"Availability of Class N shares" in the Statement of Additional Information for other circumstances where Class N shares are available for purchase.

      A contingent deferred sales charge of 1.0% will be imposed upon the redemption of Class N shares, if:
o     The group retirement plan is terminated or Class N shares of all
      Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund, or
o     With respect to an IRA or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any
      Oppenheimer fund.

      Retirement plans that offer Class N shares may impose charges on plan participant accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent in Colorado) and
the special account features applicable to purchasers of those other classes of shares described elsewhere in this Prospectus do not apply to Class N shares offered through a group retirement plan. Instructions for buying, selling, exchanging or transferring Class N shares offered through a group retirement plan must be submitted by the plan, not by plan participants for whose benefit the shares are held.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

Service Plan for Class A Shares. The Fund has adopted a Service Plan for
      Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to
      0.25% of the average annual net assets of Class A shares of the Fund.
      With respect to Class A shares subject to a Class A contingent deferred sales charge purchased by grandfathered retirement accounts, the
      Distributor pays the 0.25% service fee to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fee to dealers on a quarterly basis. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.

Distribution and Service Plans for Class B, Class C, Class M and Class N
      Shares. The Fund has adopted Distribution and Service Plans for Class
      B, Class C, Class M and Class N shares to pay the Distributor for its services and costs in distributing Class B, Class C, Class M and Class
      N shares and servicing accounts. Under the plans, the Fund pays the
      Distributor an annual asset-based sales charge of 0.75% on Class B and
      Class C shares, an asset-based sales charge of 0.50% on Class M shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under the Class B, Class C Class M and Class N plans.

      The asset-based sales charge and service fees increase Class B and
      Class C expenses by 1.0%, Class M expenses by up to 0.75% and increase
      Class N expenses by 0.50% of the net assets per year of the respective class. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B, Class C,
      Class M or Class N shares. The Distributor pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis. The Distributor retains the service fees for accounts for which it renders the required personal services.

      The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of
      Class B shares is therefore 4.00% of the purchase price. The
      Distributor retains the Class B asset-based sales charge. Regarding the
      Class M Distribution and Service Plan, the Distributor retains the
      Class M asset-based sales charge, but may use all or part of it to pay additional compensation to dealers that sell Class M shares. See the
      Statement of Additional Information for exceptions.

      The Distributor currently pays a sales concession of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of
      Class C shares is therefore 1.0% of the purchase price. The Distributor pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been outstanding for a year or more.
      See the Statement of Additional Information for exceptions.

      The Distributor currently pays a sales concession of 0.75% of the purchase price of Class N shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of
      Class N shares is therefore 1.0% of the purchase price. The Distributor retains the asset-based sales charge on Class N shares. See the
      Statement of Additional Information for exceptions.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an
Automated Clearing House (ACH) member. AccountLink lets you:

    o transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset
      Builder Plans, or
    o have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the
      Transfer Agent for more information.

      You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.225.5677. The purchase payment will be debited from your bank account.

      AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer.
After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the
Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification
Number (PIN), by calling the PhoneLink number, 1.800.225.5677.
Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1.800.225.5677. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.
Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.
Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares,"
      below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier).
Please call 1.800.225.5677 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEBSITE. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet website, at
WWW.OPPENHEIMERFUNDS.COM. Additionally, shareholders listed in the account
------------------------
registration (and the dealer of record) may request certain account transactions through a special section of that website. To perform account transactions or obtain account information online, you must first obtain a user I.D. and password on that website. If you do not want to have Internet account transaction capability for your account, please call the Transfer
Agent at 1.800.225.5677. At times, the website may be inaccessible or its transaction features may be unavailable.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another
OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

REINVESTMENT PRIVILEGE. If you redeem some or all of your Class A, Class B or
Class M shares of the Fund, you have up to six months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A or Class M shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C or
Class N shares. You must be sure to ask the Distributor for this privilege when you send your payment.

RETIREMENT PLANS. You may buy shares of the Fund for your retirement plan account. If you participate in a plan sponsored by your employer, the plan trustee or administrator must buy the shares for your plan account. The
Distributor also offers a number of different retirement plans that individuals and employers can use:

Individual Retirement Accounts (IRAs). These include regular IRAs, Roth IRAs,
      SIMPLE IRAs and rollover IRAs.
SEP-IRAs. These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals.
403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
401(k) Plans. These are special retirement plans for businesses.
Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals.
      Please call the Distributor for OppenheimerFunds retirement plan documents, which include applications and important plan information.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day.
Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the Transfer Agent first, at 1.800.225.5677, for assistance.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):
   o  You wish to redeem more than $100,000 and receive a check
   o  The redemption check is not payable to all shareholders listed on the account statement
   o  The redemption check is not sent to the address of record on your account statement
   o  Shares are being transferred to a Fund account with a different owner or name
   o  Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:
o     a U.S. bank, trust company, credit union or savings association,
o     a foreign bank that has a U.S. correspondent bank,
o     a U.S. registered dealer or broker in securities, municipal securities or government securities, or
o     a U.S. national securities exchange, a registered securities association or a clearing agency.
      If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

Retirement Plan Accounts. There are special procedures to sell shares in an
      OppenheimerFunds retirement plan account. Call the Transfer Agent for a distribution request form. Special income tax withholding requirements apply to distributions from retirement plans. You must submit a withholding form with your redemption request to avoid delay in getting your money and if you do not want tax withheld. If your employer holds your retirement plan account for you in the name of the plan, you must ask the plan trustee or administrator to request the sale of the Fund shares in your plan account.

Sending Redemption Proceeds by Wire. While the Fund normally sends your money by check, you can arrange to have the proceeds of shares you sell sent by Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system.
      The minimum redemption you can have sent by wire is $2,500. There is a
      $10 fee for each request. To find out how to set up this feature on your account or to arrange a wire, call the Transfer Agent at
      1.800.225.5677.

HOW DO you SELL SHARES BY MAIL? Write a letter of instruction that includes:
   o  Your name
   o  The Fund's name
   o  Your Fund account number (from your account statement)
   o  The dollar amount or number of shares to be redeemed
   o  Any special payment instructions
   o  Any share certificates for the shares you are selling
   o  The signatures of all registered owners exactly as the account is registered, and
   o  Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

Use the following address for            Send courier or express mail
requests by mail:                        requests to:
OppenheimerFunds Services                OppenheimerFunds Services
P.O. Box 5270                            10200 E. Girard Avenue, Building D
Denver, Colorado 80217                   Denver, Colorado 80231

HOW DO you SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of the Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan account or under a share certificate by telephone.
   o  To redeem shares through a service representative or automatically on
      PhoneLink, call 1.800.225.5677.
      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?
Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any seven-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

Telephone Redemptions Through AccountLink or by Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

      If you have requested Federal Funds wire privileges for your account, the wire of the redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the
      Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire.

CAN  YOU  SELL  SHARES  THROUGH  your  DEALER?   The   Distributor   has  made
arrangements  to repurchase  Fund shares from dealers and brokers on behalf of their  customers.  Brokers or dealers  may  charge for that  service.  If your shares are held in the name of your dealer,  you must redeem them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS. If you purchase shares subject to a Class A, Class B, Class C or Class N contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares, the contingent deferred sales charge will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix C to the
Statement of Additional Information and you advise the Transfer Agent of your eligibility for the waiver when you place your redemption request.)

      A  contingent  deferred  sales charge will be based on the lesser of the net  asset  value of the  redeemed  shares  at the time of  redemption  or the original net asset value.  A contingent  deferred  sales charge is not imposed on:
o     the amount of your  account  value  represented  by an  increase  in net asset value over the initial purchase price,
o     shares  purchased by the  reinvestment  of  dividends  or capital  gains distributions, or
o     shares redeemed in the special circumstances  described in Appendix C to the Statement of Additional Information.
      To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
   1. shares acquired by reinvestment of dividends and capital gains distributions,
   2. shares held for the holding period that applies to the class, and
   3. shares held the longest during the holding period.

      Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares you acquire. Similarly, if you acquire shares of this Fund by exchanging shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund.

How to Exchange Shares

Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge.
Shares of the Fund can be purchased by exchange of shares of other
Oppenheimer funds on the same basis. To exchange shares, you must meet several conditions:
   o  Shares of the fund selected for exchange must be available for sale in your state of residence.
   o  The prospectuses of both funds must offer the exchange privilege.
   o  You must hold the shares you buy when you establish your account for at least seven days before you can exchange them. After the account is open seven days, you can exchange shares every regular business day.
   o  You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.
   o  Before exchanging into a fund, you must obtain and read its prospectus.
      Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund.
In some cases, sales charges may be imposed on exchange transactions.
Additionally, you can exchange Class M shares of this Fund for Class A shares of another fund. You cannot exchange shares of other Oppenheimer funds for
Class M shares of this Fund (except for shares of money market funds acquired by exchange from Class M shares of this Fund). In some cases, sales charges may be imposed on exchange transactions. For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to "How to Exchange Shares" in the Statement of Additional Information
for more details.

      You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1.800.225.5677. That list can change from time to time.

HOW DO you SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing or by telephone:

Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the address on the back cover. Exchanges of shares held under certificates cannot be processed unless the Transfer Agent receives the certificates with the request.
Telephone  Exchange  Requests.  Telephone exchange requests may be made either by calling a service  representative or by using PhoneLink for automated exchanges by calling  1.800.225.5677.  Telephone  exchanges  may be made only  between  accounts  that are  registered  with the same name(s) and address.  Shares  held  under  certificates  may  not  be  exchanged  by telephone.

ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of:
o     Shares are redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the
      Transfer Agent receives an exchange request that conforms to the policies described above. It must be received by the close of the
      Exchange that day, which is normally 4:00 P.M. but may be earlier on some days.
o     The interests of the Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations--also known as "market timing." When large dollar amounts are involved, the Fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. These factors may hurt the Fund's performance and its shareholders. When the Manager believes frequent trading would have a disruptive effect on the Fund's ability to manage its investments, the Manager and the Fund may reject purchase orders and exchanges into the Fund by any person, group or account that the
      Manager believes to be a market timer.
   o  The Fund may amend, suspend or terminate the exchange privilege at any time. The Fund will provide you notice whenever it is required to do so by applicable law, but it may impose changes at any time for emergency purposes.
   o  If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures for buying, selling and exchanging shares is contained in the Statement of Additional Information.
A $12 annual fee is assessed on any account valued at less than $500. The fee is automatically deducted from accounts annually on or about the second to last business day of September. See the Statement of Additional
      Information, or visit the OppenheimerFunds website, to learn how you can avoid this fee and for circumstances when this fee will not be assessed.
The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.
Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice whenever it is required to do so by applicable law. If an account has more than one owner, the Fund and the Transfer
      Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.
The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the
      Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.
Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the
      Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.
Dealers that perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.
The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.
Payment for redeemed shares ordinarily is made in cash. It is forwarded by check, or through AccountLink or by Federal Funds wire (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.
The Transfer Agent may delay processing any type of redemption payment as described under "How to Sell Shares" for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.
Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped. In some cases, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.
Shares may be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund's portfolio.
"Backup withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges)
      if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.
To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense.
      If you want to receive multiple copies of these materials, you may call the Transfer Agent at 1.800.225.5677. You may also notify the Transfer
      Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the
      Transfer Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

Dividends. The Fund intends to declare dividends separately for each class of shares from net investment income on each regular business day and to pay those dividends to shareholders quarterly in March, June, September and
December on a date selected by the Board of Trustees. Daily dividends will not be declared or paid on newly-purchased shares until Federal Funds are available to the Fund from the purchase payment for the shares. Dividends and other distributions paid on Class A shares will generally be higher than dividends for Class B, Class C, Class M or Class N shares, which normally have higher expenses than Class A. The Fund cannot guarantee that it will pay any dividends or other distributions.

Capital Gains. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

WHAT CHOICES DO YOU HAVE FOR RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:
Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the
      Fund.
Reinvest Dividends or Capital Gains. You can elect to reinvest some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving the other types of distributions by check or having them sent to your bank account through
      AccountLink.
Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.
Reinvest Your Distributions in Another OppenheimerFunds Account. You can
      reinvest all distributions in the same class of shares of another
      OppenheimerFunds account you have established.

TAXES. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund.
Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

      Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year. Any long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

Avoid "Buying a Dividend." If you buy shares on or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable capital gain.
Remember, There May be Taxes on Transactions. Because the Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.
Returns of Capital Can Occur. In certain cases, distributions made by the
      Fund may be considered a non-taxable return of capital to shareholders.
      If that occurs, it will be identified in notices to shareholders.

      This  information  is only a  summary  of  certain  federal  income  tax information  about your  investment.  You should consult with your tax advisor about  the  effect  of an  investment  in the  Fund  on  your  particular  tax situation.

Financial Highlights

For the fiscal years ended  December 31, 2000 through  2002,  the  information was audited by KPMG LLP, the Fund's independent auditors,  whose report, along with  the  Fund's  financial  statements,  is  included  in the  Statement  of
Additional Information,  which is available on request.  Another auditing firm
audited  the  information  for  the  previous  fiscal  years.   The  financial
highlights  for each of the two years in the period  ended  December 31, 1999, were audited by other auditors whose report dated January 24, 2000,  expressed an unqualified opinion on this information.

FINANCIAL HIGHLIGHTS

Class A     Year Ended December 31,           2002      2001      2000
1999      1998
-------------------------------------------------------------------------------------------
Per Share Operating Data

Net asset value, beginning of period        $12.76    $13.85    $16.36
$14.84    $15.32
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                          .57       .48       .72
..70       .70
Net realized and unrealized gain (loss)      (1.41)     (.94)    (1.45)
2.66      (.08)

------------------------------------------------
Total from investment operations              (.84)     (.46)     (.73)
3.36       .62
-------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income          (.63)     (.63)     (.72)
(.70)     (.70)
Distributions from net realized gain            --        --     (1.06)
(1.14)     (.40)

------------------------------------------------
Total dividends and/or distributions
to shareholders                               (.63)     (.63)    (1.78)
(1.84)    (1.10)
-------------------------------------------------------------------------------------------
Net asset value, end of period              $11.29    $12.76    $13.85
$16.36    $14.84

================================================

-------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1           (6.59)%   (3.30)%   (4.81)%
23.37%     4.08%

-------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)  $202,968  $187,458  $210,903
$220,671  $221,693
-------------------------------------------------------------------------------------------
Average net assets (in thousands)         $190,677  $197,514  $225,938
$207,008  $220,423
-------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                         4.77%     3.58%     4.42%
4.55%     4.55%
Expenses                                      0.99%     0.95%     0.90%
0.95%     0.93% 3
-------------------------------------------------------------------------------------------
Portfolio turnover rate                         52%       69%      127%
95%       90%

1. Assumes an investment on the business day before the first day of the fiscal
period, with all dividends and distributions reinvested in additional shares on
the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                  27 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

FINANCIAL HIGHLIGHTS Continued

Class B     Year Ended December 31,           2002      2001      2000
1999      1998
-------------------------------------------------------------------------------------------
Per Share Operating Data

Net asset value, beginning of period        $12.79    $13.87    $16.38
$14.87    $15.35
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                          .43       .38       .59
..59       .58
Net realized and unrealized gain (loss)      (1.38)     (.93)    (1.45)
2.65      (.08)

------------------------------------------------
Total from investment operations              (.95)     (.55)     (.86)
3.24       .50
-------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income          (.54)     (.53)     (.59)
(.59)     (.58)
Distributions from net realized gain            --        --     (1.06)
(1.14)     (.40)

------------------------------------------------
Total dividends and/or distributions
to shareholders                               (.54)     (.53)    (1.65)
(1.73)     (.98)
-------------------------------------------------------------------------------------------
Net asset value, end of period              $11.30    $12.79    $13.87
$16.38    $14.87

================================================

-------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1           (7.44)%   (3.97)%  (5.55)%
22.35%     3.30%

-------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)  $154,350  $286,829  $373,860
$431,370  $445,544
-------------------------------------------------------------------------------------------
Average net assets (in thousands)         $213,259  $330,806  $418,592
$414,611  $441,677
-------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                         3.95%     2.75%     3.62%
3.79%     3.79%
Expenses                                      1.77%     1.71%     1.70%
1.71%     1.69% 3
-------------------------------------------------------------------------------------------
Portfolio turnover rate                         52%       69%      127%
95%       90%

1. Assumes an investment on the business day before the first day of the fiscal
period, with all dividends and distributions reinvested in additional shares on
the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

28 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

Class C     Year Ended December 31,           2002      2001      2000
1999      1998
-------------------------------------------------------------------------------------------
Per Share Operating Data

Net asset value, beginning of period        $12.76    $13.84    $16.35
$14.84    $15.32
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                          .46       .38       .59
..59       .58
Net realized and unrealized gain (loss)      (1.40)     (.93)    (1.45)
2.65      (.08)

-------------------------------------------------
Total from investment operations              (.94)     (.55)     (.86)
3.24       .50
--------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income          (.54)     (.53)     (.59)
(.59)     (.58)
Distributions from net realized gain            --        --     (1.06)
(1.14)     (.40)

-------------------------------------------------
Total dividends and/or distributions
to shareholders                               (.54)     (.53)    (1.65)
(1.73)     (.98)
--------------------------------------------------------------------------------------------
Net asset value, end of period              $11.28    $12.76    $13.84
$16.35    $14.84

================================================

-------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1           (7.39)%   (3.98)%   (5.56)%
22.41%     3.32%

-------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)   $61,031   $76,846   $91,567
$94,352  $108,339
-------------------------------------------------------------------------------------------
Average net assets (in thousands)          $66,391   $85,774   $96,574
$94,329  $105,974
-------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                         3.97%     2.80%     3.62%
3.80%     3.81%
Expenses                                      1.76%     1.71%     1.70%
1.70%     1.68% 3
-------------------------------------------------------------------------------------------
Portfolio turnover rate                         52%       69%      127%
95%       90%

1. Assumes an investment on the business day before the first day of the fiscal
period, with all dividends and distributions reinvested in additional shares on
the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                  29 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

Class M     Year Ended December 31,           2002      2001      2000
1999      1998
-------------------------------------------------------------------------------------------
Per Share Operating Data

Net asset value, beginning of period        $12.76    $13.84    $16.35
$14.84    $15.32
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                          .49       .41       .64
..63       .62
Net realized and unrealized gain (loss)      (1.40)     (.93)    (1.45)
2.65      (.08)

------------------------------------------------
Total from investment operations              (.91)     (.52)     (.81)
3.28       .54
-------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income          (.57)     (.56)     (.64)
(.63)     (.62)
Distributions from net realized gain            --        --     (1.06)
(1.14)     (.40)

------------------------------------------------
Total dividends and/or distributions
to shareholders                               (.57)     (.56)    (1.70)
(1.77)    (1.02)
-------------------------------------------------------------------------------------------
Net asset value, end of period              $11.28    $12.76    $13.84
$16.35    $14.84

================================================

-------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1           (7.16)%   (3.72)%   (5.30)%
22.74%     3.58%

-------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)  $108,426  $144,612  $181,521
$234,023  $263,716
-------------------------------------------------------------------------------------------
Average net assets (in thousands)         $122,897  $160,919  $213,617
$235,419  $288,953
-------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                         4.24%     3.04%     3.90%
4.06%     4.02%
Expenses                                      1.51%     1.45%     1.42%
1.45%     1.43% 3
-------------------------------------------------------------------------------------------
Portfolio turnover rate                         52%       69%      127%
95%       90%

1. Assumes an investment on the business day before the first day of the fiscal
period, with all dividends and distributions reinvested in additional shares on
the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                  30 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

Class N     Year Ended December 31,
2002      2001 1
-------------------------------------------------------------------------------------
Per Share Operating Data

Net asset value, beginning of period                               $12.76
$13.68
-------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income
..55       .42
Net realized and unrealized loss
(1.43)     (.84)

-------------------
Total from investment operations
(.88)     (.42)
-------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income
(.59)     (.50)
Distributions from net realized gain
--        --

-------------------
Total dividends and/or distributions to shareholders
(.59)     (.50)
-------------------------------------------------------------------------------------
Net asset value, end of period                                     $11.29
$12.76

===================

-------------------------------------------------------------------------------------
Total Return, at Net Asset Value 2                                  (6.92)%
(3.02)%

-------------------------------------------------------------------------------------
Ratios/Supplemental Data

Net assets, end of period (in thousands)
$388       $36
-------------------------------------------------------------------------------------
Average net assets (in thousands)
$205       $10
-------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income
4.38%     5.45%
Expenses
1.43%     1.22%
Expenses, net of reduction to custodian expenses and/or
voluntary waiver of transfer agent fees
1.38%     1.22%
-------------------------------------------------------------------------------------
Portfolio turnover rate
52%       69%

1. For the period from March 1, 2001 (inception of offering) to December 31,
2001.
2. Assumes an investment on the business day before the first day of the fiscal
period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the
net asset value calculated on the last business day of the fiscal period.
Sales
charges are not reflected in the total returns. Total returns are not annualized
for periods of less than one full year.
3. Annualized for periods of less than one full year.

INFORMATION AND SERVICES

For More Information on Oppenheimer Convertible Securities Fund
The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual
Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information
You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports, the notice explaining the Fund's privacy policy and other information about the Fund or your account:

------------------------------------------------------------------------------
By Telephone:                 Call OppenheimerFunds Services toll-free:
                              1.800.CALL.OPP (225.5677)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
By Mail:                      Write to:
                              OppenheimerFunds Services
                              P.O. Box 5270
                              Denver, Colorado 80217-5270
------------------------------------------------------------------------------
------------------------------------------------------------------------------
On the Internet:              You can send us a request by e-mail or read or
                              down-load documents on the OppenheimerFunds
                              website: WWW.OPPENHEIMERFUNDS.COM
                                       ------------------------
------------------------------------------------------------------------------

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington,
D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090.  Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at WWW.SEC.GOV. Copies may be obtained after payment of a duplicating
           -----------
fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.
No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this
Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's shares are distributed by:                [logo]   OppenheimerFunds
Distributor, Inc.
The Fund's SEC File No. 811-4576
PR0345.001.0203
Printed on recycled paper

Appendix to Prospectus of
Oppenheimer Convertible Securities Fund

      Graphic material included in the Prospectus of Oppenheimer Convertible
Securities Fund (the "Fund") under the heading: "Annual Total Returns (Class
M)(as of 12/31 each year)":

      A bar chart will be included in the Prospectus of the Fund depicting the annual total returns of a hypothetical investment in Class M shares of the Fund for each of the ten most recent calendar years, without deducting sales charges. Set forth below are the relevant data points that will appear in the bar chart:

---------------------------------------------------------------------------------
Year Ended:                              Annual Total Return
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
12/31/93                                 21.24%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
12/31/94                                  -1.19%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
12/31/95                                 26.00%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
12/31/96                                   9.58%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
12/31/97                                 18.19%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
12/31/98                                   3.58%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
12/31/99                                 22.74%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
12/31/00                                 -5.30%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
12/31/01                                 -3.72%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
12/31/02                                 -7.16%
---------------------------------------------------------------------------------

--------
1 Accounts holding Class M shares established prior to March 11, 1996, can purchase additional Class M shares without sales charge, at the offering price equal to the net asset value per share.

                                       Oppenheimer
                               Convertible Securities Fund

            6803 S. Tucson Way, Centennial, CO 80112
            1.800.225.5677

            Statement of Additional Information dated February 25, 2003

This Statement of Additional  Information  is not a Prospectus.  This document contains additional information about the Fund and supplements  information in the  Prospectus  dated  February 25, 2003. It should be read together with the
Prospectus,  which may be  obtained by writing to the Fund's  Transfer  Agent,
OppenheimerFunds  Services,  at P.O. Box 5270,  Denver,  Colorado  80217 or by
calling  the  Transfer  Agent  at  the  toll-free  number  shown  above  or by
downloading    it   from   the    OppenheimerFunds    Internet    website   at
www.oppenheimerfunds.com.

Contents
Page

About the Fund

About Your Account

Financial Information About the Fund

------------------------------------------------------------------------------

A B O U T  T H E  F U N D
------------------------------------------------------------------------------

Additional Information About the Fund's Investment Policies and Risks

      The investment  objective and the principal  investment  policies of the
Fund  are  described  in  the   Prospectus.   This   Statement  of  Additional
Information  contains  supplemental  information  about those policies and the types of  securities  that the Fund's  investment  Manager,  OppenheimerFunds,
Inc.,  can  select for the Fund.  Additional  explanations  are also  provided about the strategies the Fund can use to try to achieve its objective.

The Fund's  Investment  Policies.  The allocation of the Fund's  portfolio and the techniques  and strategies  that the Manager uses will vary over time. The
Fund is not required to use all of the  investment  techniques  and strategies described  below  in  seeking  its  goal.  It may  use  some  of  the  special investment techniques and strategies at some times or not at all.

      |X|  Convertible  Securities.  Convertible  securities are  fixed-income securities  that may be exchanged for or converted into the underlying  common stock of the issuer at the option of the holder  during a specified  period of time.  Convertible  securities  may  take the  form of  convertible  preferred stock,  convertible  bonds or notes,  or other  fixed-income  securities  with stock  purchase  warrants.  They may have a  combination  of the  features  of several of these securities.

      Because of the conversion feature,  the price of a convertible  security normally  will vary in  proportion  to changes in the price of the  underlying common  stock.  Convertible  securities  in general  are subject to less price volatility than the common stocks into which they are  convertible  because of their  comparatively  higher yields.  The investment  characteristics  of each
convertible   security  vary,  and  that  variety  enables  the  Fund  to  use convertible  securities in different ways to pursue its  investment  objective of high total return.  For example, the Fund can invest in:
o     convertible  securities  that provide a relatively high level of income, with less appreciation potential,
o     convertible  securities  that have  high  appreciation  potential  and a relatively low level of income, and
o     convertible  securities that provide some combination of both income and appreciation potential.

      Convertible  bonds and  convertible  preferred  stocks are  fixed-income
securities  that  retain  the  investment   characteristics   of  fixed-income
securities  until they have been converted.  The holder is entitled to receive the fixed income of a bond or the  dividend  preference  of a preferred  stock until the holder  elects to exercise  the  conversion  privilege.  Convertible securities  are senior  securities  and  therefore  have a claim  against  the assets of the  issuing  corporation  that is superior to the claims of holders
of  the  issuer's   common  stock  upon   liquidation   of  the   corporation.
Convertible  securities,   however,  are  generally  subordinated  to  similar
non-convertible  securities  of the same  company.  The  interest  income  and
dividends  from   convertible   bonds  and  preferred  stocks  provide  income
potential and yields that are generally  higher than common stocks,  but which are generally lower than non-convertible securities of similar credit quality.

      As with all fixed-income securities, convertible securities are subject to changes in value from changes in the level of prevailing interest rates.
However, the conversion feature of convertible securities, giving the owner the right to exchange them for the issuer's common stock, in general causes the market value of convertible securities to increase when the value of the underlying common stock increases, and to fall when the stock price falls.
Since securities prices fluctuate, however, there can be no assurance that the market value of convertible securities will increase. Convertible securities generally do not have the same potential for capital appreciation as the underlying stock.  When the value of the underlying common stock is falling, the value of the convertible security may not experience the same decline as the underlying common stock. It tends to decline to a level (often called investment value) approximating the yield-to-maturity basis of non-convertible debt of similar credit quality.

      Many  convertible  securities  sell at a premium  over their  conversion values.  Conversion  value is the  number  of  shares  of  common  stock to be received  upon  conversion  multiplied  by the  current  market  price  of the stock.  That premium  represents  the price  investors  are willing to pay for
the  privilege  of  purchasing  a   fixed-income   security   having   capital
appreciation  potential because of the conversion privilege.  If the Fund buys a  convertible  security  at a  premium,  there can be no  assurance  that the underlying  common  stock will  appreciate  enough for the Fund to recover the premium on the convertible security.

      While some convertible  securities are a form of debt security,  in many cases their conversion  feature (allowing  conversion into equity  securities)
causes them to be regarded by the Manager more as "equity  equivalents."  As a result,  the rating  assigned to the security has less impact on the Manager's investment  decision  than in the case of  non-convertible  debt  fixed-income securities.

      The value of a  convertible  security is a function  of its  "investment value"  and its  "conversion  value."  If the  investment  value  exceeds  the conversion  value,  the security will behave more like a debt security and the security's  price will likely  increase when interest  rates fall and decrease when interest  rates rise.  If the  conversion  value  exceeds the  investment value,  the security  will behave more like an equity  security.  In that case it will likely sell at a premium over its conversion  value and its price will tend to fluctuate directly with the price of the underlying security.

      |X| Convertible  Preferred Stock.  Preferred stock, unlike common stock,
has  a  stated  dividend  rate  payable  from  the   corporation's   earnings.
Preferred stock dividends may be cumulative or non-cumulative,  participating, or auction rate.  "Cumulative"  dividend  provisions  require all or a portion of prior  unpaid  dividends  to be paid  before  dividends  can be paid to the issuer's  common stock.  "Participating"  preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases.

      If interest rates rise,  the fixed  dividend on preferred  stocks may be less attractive,  causing the price of preferred stocks to decline.  Preferred stock  may have  mandatory  sinking  fund  provisions,  as well as  provisions allowing the stock to be called or redeemed  prior to its maturity,  which can have a negative  impact on the  stock's  price when  interest  rates  decline.
Preferred   stock  generally  has  a  preference  over  common  stock  on  the distribution  of a  corporation's  assets in the event of  liquidation  of the
corporation.   The   rights  of   preferred   stock  on   distribution   of  a
corporation's  assets in the event of a liquidation are generally  subordinate to the rights associated with a corporation's debt securities.

      While preferred stock is an equity security,  some convertible preferred stock has  characteristics  of both a debt  security and a call option.  These securities  can be  considered  derivative  securities  because  of their call option component,  described below.  Typically these stocks are convertible to common  stock after a  three-year  period  (although  they are callable by the issuer prior to  conversion).  They pay a cumulative,  fixed  dividend that is senior to, and expected to be in excess of, the  dividends  paid on the common stock of the same issuer.

o     Mandatory-Conversion  Securities.  The Fund can  also  invest  in a more
recently-developed   variety  of   convertible   securities   referred  to  as
"mandatory-conversion  securities."  These  securities may combine  several of the  features  of  debt  securities  and  equity  securities,  including  both
preferred  stock  and  common  stock.  Unlike  more  traditional   convertible
securities,  however,  many of these  securities  have a mandatory  conversion feature  and an  adjustable  conversion  ratio.  As a  result,  many of  these securities  offer  limited  potential  for capital  appreciation  and, in some instances, are subject to unlimited potential for loss of capital.

      These securities are designed and marketed by major  investment  banking
firms  and  trade  in  the  marketplace   under  various   acronyms  that  are
proprietary  to the  investment  banking  firm.  The  Fund may be  exposed  to counter-party risk to the extent it invests in synthetic mandatory  conversion securities which are issued by investment  banking firms.  Those are unsecured obligations  of the issuing  firm.  Should the firm that  issued the  security experience  financial  difficulty,  its  ability to perform  according  to the terms  of  the  security  might  become  impaired.  The  mandatory  conversion securities  which  may  be  purchased  by  the  Fund  include,  among  others,
"equity-linked  debt  securities,"  discussed below, and certain  varieties of convertible preferred stock.

      At any time  prior to the  mandatory  conversion  date,  the  issuer can redeem the preferred  stock. At its mandatory  conversion  date, the preferred stock is  converted  into a share (or a fraction  of a share) of the  issuer's common stock at the call price that was  established at the time the preferred stock was issued.  Generally,  the call price is 30% to 45% above the price of the issuer's  common stock at the time the  preferred  stock is issued and may be  subject  to  downward  adjustment  over  time.  If the share  price of the related  common stock on the mandatory  conversion  date is less than the call price,  the holder of the preferred  stock will  nonetheless  receive only one share of common  stock for each  share of  preferred  stock  (plus cash in the amount of any accrued but unpaid dividends).

      The issuer  must issue to the holder of the  preferred  stock the number of shares of common  stock equal to the call price of the  preferred  stock in effect on the date of  redemption  divided by the  market  value of the common stock.  That market  value  typically  is  determined  one or two trading days prior to the date  notice of  redemption  is given.  The issuer  must also pay the holder of the  preferred  stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock.

      Convertible  preferred  stock is subject to the same  market risk as the common  stock of the issuer.  However that risk may be mitigated by the higher dividend  paid  on the  preferred  stock.  This  convertible  preferred  stock offers limited  opportunity  for  appreciation,  however,  because of the call feature.  If the market  value of the issuer's  common stock  increases to the call  price or above the call  price of the  preferred  stock,  the issuer can
(and would be expected  to) call the  preferred  stock for  redemption  at the call price.  This  convertible  preferred stock is also subject to credit risk of the issuer as to its ability to pay the  dividend.  Generally,  convertible preferred  stock is less volatile than the related common stock of the issuer, in part because of the fixed dividend.

o     Equity-Linked   Debt  Securities.   The  Fund  can  purchase   mandatory
conversion debt securities  whose  principal  amount at maturity  depends upon the performance of a specified  equity  security.  These  "equity-linked  debt securities"  are a form of  derivative  security and differ from ordinary debt securities  in that the  principal  amount  received at maturity is not fixed.
Instead,  their  principal  value is based on the price of the  linked  equity security  at the  time  the  debt  security  matures.  These  debt  securities usually  mature in three to four years,  and during the years to maturity  pay interest at a fixed rate.

      Although these debt  securities  are typically  adjusted for events such as stock  splits,  stock  dividends  and certain  other events that affect the market  value of the  linked  equity  security,  the debt  securities  are not adjusted if additional  equity  securities  are issued for cash. An additional issuance  of  equity  securities  of the type to which  the debt  security  is linked  could  adversely  affect the price of the debt  security.  In general, however,  these debt  securities are less volatile than the equity  securities to which they are linked.

      |X| Interest Rate Risk.  Interest  rate risk refers to the  fluctuations in value of fixed-income  securities  resulting from the inverse  relationship between price and yield.  For example,  an increase in general  interest rates
will  tend  to  reduce  the  market  value  of   already-issued   fixed-income
investments,  and a decline in general  interest  rates will tend to  increase their value. In addition,  debt securities with longer maturities,  which tend to have higher yields,  are subject to  potentially  greater  fluctuations  in
value  from  changes  in  interest   rates  than   obligations   with  shorter
maturities.

      While the  changes in value of the  Fund's  portfolio  securities  after they are  purchased  will be  reflected  in the net asset  value of the Fund's shares,  those  changes  normally  do not affect the  interest  income paid by those  securities  (unless the security's  interest is paid at a variable rate
pegged  to  particular   interest   rate   changes).   However,   those  price
fluctuations  will be  reflected  in the  valuations  of the  securities,  and therefore the Fund's net asset values will be affected by those fluctuations.

      |X| Credit  Risk.  Credit  risk  relates to the ability of the issuer to meet  interest or  principal  payments or both as they become due. In general, lower-grade,  higher-yield  bonds  are  subject  to  credit  risk to a greater extent than lower-yield, higher-quality bonds.

      The    Fund's    debt     investments     can    include     high-yield,
non-investment-grade   bonds   (commonly   referred   to  as  "junk   bonds").
Investment-grade  bonds are bonds  rated at least  "Baa" by Moody's  Investors
Service, Inc. ("Moody's),  at least "BBB" by Standard amp; Poor's Rating Services
("Samp;P") or Fitch, Inc.  ("Fitch"),  or that have comparable ratings by another nationally-recognized rating organization.

      In making  investments in debt securities,  the Manager may rely to some extent on the ratings of ratings  organizations or it may use its own research to evaluate a security's  credit-worthiness.  If securities  the Fund buys are unrated,  they are assigned a rating by the Manager of  comparable  quality to bonds having similar yield and risk  characteristics  within a rating category of a rating organization.

      The  Fund  does  not  have  investment  policies  establishing  specific maturity  ranges  for the  Fund's  investments,  and  they may be  within  any maturity range (short,  medium or long) depending on the Manager's  evaluation of investment  opportunities  available  within the debt  securities  markets.
Generally,  however, it is expected that the Fund's average portfolio maturity will be of a  longer  average  maturity.  The Fund may  shift  its  investment focus to  securities  of longer  maturity  as  interest  rates  decline and to securities of shorter maturity as interest rates rise.

o     Special Risks of  Lower-Grade  Securities.  The Fund can invest  without limit in lower-grade  debt  securities,  and the Fund will normally invest its assets  primarily  in  these  securities  to seek its  objective.  Lower-grade securities tend to offer higher yields than investment-grade  securities,  but also are subject to greater risks of default by the issuer in its  obligations to pay interest and/or repay principal on the maturity of the security.

      "Lower-grade" debt securities are those rated below "investment  grade,"
which  means  they have a rating  lower  than  "Baa" by  Moody's or lower than
"BBB"  by  S  amp;  P  or  Fitch,  Inc.,  or  similar  ratings  by  other  rating organizations.  If they are unrated,  and are  determined by the Manager to be of comparable  quality to debt securities rated below investment  grade,  they are considered  part of the Fund's  portfolio of lower-grade  securities.  The
Fund will not invest in securities  rated below "C" or which are in default at the time the Fund buys them.

      Some  of  the  special  credit  risks  of  lower-grade   securities  are
discussed  below.  There is a greater  risk that the issuer may default on its obligation  to  pay  interest  or to  repay  principal  than  in the  case  of investment-grade  securities.  The issuer's low  creditworthiness may increase the  potential  for its  insolvency.  An  overall  decline  in  values  in the high-yield  bond  market  is also  more  likely  during a period  of a general economic  downturn.  An economic  downturn  or an  increase in interest  rates could severely disrupt the market for high-yield  bonds,  adversely  affecting the  values of  outstanding  bonds as well as the  ability  of  issuers to pay interest or repay principal.  In the case of foreign  high-yield bonds,  these risks are in addition to the special  risk of foreign  investing  discussed in the Prospectus and in this Statement of Additional Information.

      To the extent they can be converted into stock,  convertible  securities may be less  subject to some of these  risks than  non-convertible  high-yield bonds,  since stock may be more liquid and less affected by some of these risk factors.

      While  securities  rated  "Baa" by Moody's or "BBB" by Standard amp; Poor's or Fitch, Inc. are investment grade and are not regarded as junk bonds,  those securities  may  be  subject  to  special  risks  and  have  some  speculative characteristics.  Definitions of the debt security  ratings  categories of the principal  rating  organizations  are included in Appendix A to this Statement of Additional Information.

Other  Investment  Techniques and  Strategies.  In seeking its objective,  the
Fund may from time to time  employ  the  types of  investment  strategies  and investments  described  below.  It  is  not  required  to  use  all  of  these strategies at all times, and at times may not use some of them.

      |X| Portfolio  Turnover.  The Fund may engage in  short-term  trading to some  degree  try to  achieve  its  objective.  It does not  expect  to have a portfolio  turnover  rate in  excess  of  150%  annually.  Portfolio  turnover affects  brokerage  costs the Fund pays.  If the Fund  realizes  capital gains when it sells its  portfolio  investments,  it must  generally pay those gains out to  shareholders,  increasing their taxable  distributions.  The Financial
Highlights  table at the end of this  Prospectus  shows the  Fund's  portfolio turnover rates during the Fund's five most recent fiscal years.

      |X|  Foreign  Securities.  The  Fund  can  invest  up to 15% of its  net assets in  foreign  securities.  These  primarily  will be  fixed-income  debt securities  issued or guaranteed by foreign  companies.  "Foreign  securities"
include equity and debt  securities of companies  organized  under the laws of countries  other  than the  United  States.  They  may be  traded  on  foreign securities exchanges or in the foreign over-the-counter markets.

      The  percentage  of the Fund's  assets that will be allocated to foreign securities  will vary  over  time  depending  on a number  of  factors.  Those factors may include the Manager's  analysis of relative  yields of foreign and
U.S.  securities,  the  economies  of foreign  countries,  the  condition of a country's  financial markets,  the interest rate climate of particular foreign countries and the  relationship of particular  foreign  currencies to the U.S.
dollar.  The Manager  analyzes  fundamental  economic  criteria  (for example, relative  inflation  levels and  trends,  growth  rate  forecasts,  balance of payments  status,  and economic  policies) as well as technical  and political data.

      Securities  of  foreign   issuers  that  are   represented  by  American
Depository  Receipts  or that are  listed  on a U.S.  securities  exchange  or traded  in the  U.S.  over-the-counter  markets  are not  considered  "foreign securities"  for the  purpose of the Fund's  investment  allocations,  because they  are not  subject  to  many  of the  special  considerations  and  risks, discussed below, that apply to foreign securities traded and held abroad.

      Because  the  Fund  can  purchase  securities   denominated  in  foreign
currencies,  a change in the value of such foreign  currency  against the U.S.
dollar will result in a change in the amount of income the Fund has  available for  distribution.  Because a portion of the Fund's  investment  income may be received  in foreign  currencies,  the Fund will be  required  to compute  its income in U.S.  dollars for  distribution to  shareholders,  and therefore the
Fund  will  absorb  the  cost of  currency  fluctuations.  After  the Fund has distributed  income,  subsequent  foreign  currency  losses  may result in the
Fund's having  distributed more income in a particular  fiscal period than was available from  investment  income,  which could result in a return of capital to shareholders.

      Investing in foreign  securities offers potential benefits not available from  investing  solely in  securities of domestic  issuers.  They include the opportunity  to invest in foreign  issuers  that  appear to offer high  income potential,  or in foreign  countries with economic policies or business cycles different  from  those of the U.S.,  or to reduce  fluctuations  in  portfolio value by taking advantage of foreign  securities markets that do not move in a manner parallel to U.S.  markets.  The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

o     Risks of  Foreign  Investing.  Investments  in  foreign  securities  may offer special  opportunities for investing but also present special additional
risks  and  considerations  not  typically   associated  with  investments  in
domestic securities. Some of these additional risks are:
o     reduction of income by foreign taxes;
o     fluctuation in value of foreign  investments  due to changes in currency rates or currency control  regulations  (for example,  currency blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o     lack of uniform  accounting,  auditing and financial reporting standards
               in  foreign   countries   comparable  to  those  applicable  to
               domestic issuers;
o     less volume on foreign exchanges than on U.S. exchanges;
o     greater  volatility  and less  liquidity on foreign  markets than in the
               U.S.;
o     less governmental  regulation of foreign issuers,  securities  exchanges and brokers than in the U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o     increased  risks of delays in  settlement of portfolio  transactions  or loss of certificates for portfolio securities;
o     possibilities   in  some   countries  of   expropriation,   confiscatory
               taxation,   political,   financial  or  social  instability  or
               adverse diplomatic developments; and
o     unfavorable   differences   between   the  U.S.   economy   and  foreign
               economies.
      In  the  past,  U.S.   government   policies  have  discouraged  certain
investments abroad by U.S. investors,  through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

o     Special  Risks of Emerging  Markets.  Emerging  and  developing  markets abroad may also offer  special  opportunities  for  investing but have greater risks than more developed  foreign markets,  such as those in Europe,  Canada,
Australia,  New Zealand and Japan.  There may be even less  liquidity in their securities  markets,  and settlements of purchases and sales of securities may be  subject  to  additional  delays.  They are  subject  to  greater  risks of limitations  on the  repatriation  of income and  profits  because of currency restrictions  imposed  by  local  governments.  Those  countries  may  also be subject to the risk of greater political and economic  instability,  which can greatly  affect the  volatility of prices of  securities  in those  countries.
The Manager will consider  these factors when  evaluating  securities in these markets,  because the selection of those  securities  must be consistent  with the Fund's investment objective.

         |X| Warrants.  As a fundamental  policy,  the Fund cannot invest more than 15% of the value of its net assets in  warrants,  and not more than 5% of the Fund's net assets may be invested  in warrants  that are not listed on The
New York Stock Exchange or The American Stock  Exchange.  That policy does not limit the Fund's  acquisition  of warrants that have been acquired in units or attached to other  securities.  This fundamental  policy is currently  limited by an operational  policy under which the Fund will not invest more than 5% of the value of its net  assets in  warrants,  and not more than 2% of the Fund's net assets may be invested in warrants  that are not listed on the New York or
American Stock Exchanges.  Warrants  acquired by the Fund in units or attached to securities  are deemed to be without  value for purposes of the  limitation imposed by the operational policy.

      A warrant  basically is an option to purchase common stock at a specific price valid for a specific  period of time.  Usually the price is at a premium above  the  market  value of the  applicable  common  stock  at its  issuance.
Warrants  may have a life ranging from less than a year to twenty years or may be perpetual.  However,  many warrants have expiration  dates after which they are  worthless  unless the warrants are  exercised or sold before they expire.
In  addition,  if the  market  price of the  common  stock does not exceed the exercise  price of the  warrant  during the life of the  warrant,  the warrant will expire  worthless.  Warrants have no voting rights,  pay no dividends and have no rights with  respect to the assets of the  corporation  issuing  them.
The market  price of a warrant may  increase or decrease  more than the market price of the optioned common stock.

            |X|  Repurchase  Agreements.   The  Fund  can  acquire  securities
subject  to  repurchase  agreements.  It might do so for  temporary  defensive purposes or for liquidity  purposes to meet  anticipated  redemptions  of Fund shares,  or pending the  investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions.

       In a repurchase  transaction,  the Fund acquires a security  from,  and simultaneously  resells it to an  approved  vendor for  delivery  on an agreed upon future  date.  The resale price  exceeds the purchase  price by an amount that reflects an  agreed-upon  interest  rate  effective for the period during which the repurchase  agreement is in effect.  Approved  vendors  include U.S.
commercial banks,  U.S. branches of foreign banks or broker-dealers  that have been  designated a primary  dealer in  government  securities,  which meet the credit requirements set by the Fund's Board of Trustees from time to time.

      The  majority  of  these  transactions  run  from  day to day.  Delivery pursuant  to  resale  typically  will  occur  within  one to five  days of the purchase.  Repurchase  agreements  having a  maturity  beyond  seven  days are subject to the Fund's limits on holding illiquid investments.

      Repurchase  agreements,  are collateralized by the underlying  security.
The  Fund's  repurchase  agreements  require  that  at  all  times  while  the repurchase  agreement  is in  effect,  the  collateral's  value  must equal or exceed the repurchase price to fully  collateralize the repayment  obligation.
Additionally,  the Manager  will  monitor  the  vendor's  creditworthiness  to confirm that the vendor is  financially  sound and will  continuously  monitor the collateral's  value.  However, if the vendor fails to pay the resale price on the delivery  date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

      Pursuant to an Exemptive Order issued by the Securities and Exchange
Commission, the Fund, along with other affiliated entities managed by the
Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

      |X| Illiquid and Restricted  Securities.  Under policies  established by the Fund's Board of Trustees,  the Manager determines the liquidity of some of
the  Fund's  securities.   The  Manager  monitors  holdings  of  illiquid  and
restricted  securities  on an ongoing  basis to determine  whether to sell any holdings to maintain adequate liquidity.

      To enable the Fund to sell its  holdings of a  restricted  security  not registered  under the Securities Act of 1933, the Fund may have to cause those
securities  to  be  registered.   The  expenses  of   registering   restricted
securities  may be negotiated by the Fund with the issuer at the time the Fund buys the  securities.  When the Fund must  arrange  registration  because  the
Fund wishes to sell the security,  a  considerable  period may elapse  between the time the  decision is made to sell the  security and the time the security is  registered  so that the Fund  could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

      The Fund can acquire restricted  securities through private  placements.
Those securities have contractual  restrictions on their public resale.  Those restrictions  might limit the Fund's  ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

      The  Fund  has  limitations   that  apply  to  purchases  of  restricted
securities, as stated in the Prospectus.  Those percentage restrictions do not limit  purchases  of  restricted  securities  that  are  eligible  for sale to qualified  institutional  purchasers  under Rule 144A of the Securities Act of
1933,  if those  securities  have been  determined to be liquid by the Manager under  Board-approved  guidelines.  Those  guidelines  take into  account  the trading  activity for such securities and the availability of reliable pricing information,  among other factors.  If there is a lack of trading  interest in a particular  Rule 144A security,  the Fund's holdings of that security may be considered to be illiquid.  Illiquid securities include repurchase  agreements maturing in more than seven days.

      |X|  Borrowing  for  Leverage.  The Fund has a  fundamental  policy that permits it to borrow from banks on an unsecured  basis, to invest the borrowed funds in portfolio  securities.  This technique is known as "leverage."  Under applicable  law,  borrowings  can be made only to the extent that the value of the Fund's assets, less its liabilities other than borrowings,  is equal to at least  300% of all  borrowings  (including  the  proposed  borrowing).  If the
value  of  the  Fund's   assets  fails  to  meet  this  300%  asset   coverage
requirement,  the Fund is  required  to reduce its bank debt  within 3 days to meet the  requirement.  To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

      The Fund will pay interest on these  loans,  and that  interest  expense will raise the  overall  expenses  of the Fund and reduce its  returns.  If it does borrow,  its expenses will be greater than  comparable  funds that do not borrow for  leverage.  The interest on a loan might be more (or less) than the yield on the securities  purchased with the loan proceeds.  Additionally,  the
Fund's net asset value per share might  fluctuate more than that of funds that do not borrow.

      |X|  Loans of  Portfolio  Securities.  To raise  cash for  liquidity  or income  purposes,  the  Fund can lend its  portfolio  securities  to  brokers, dealers  and other  types of  financial  institutions  approved  by the Fund's
Board of  Trustees.  These loans are limited to not more than 10% of the value of the  Fund's  net  assets  under  guidelines  established  by the  Board  of
Trustees.  The Fund currently does not intend to lend its securities.

      There are some risks in connection  with  securities  lending.  The Fund might experience a delay in receiving additional  collateral to secure a loan, or a delay in  recovery of the loaned  securities  if the  borrower  defaults.
The  Fund  must  receive  collateral  for a  loan.  Under  current  applicable regulatory  requirements  (which are subject to change),  on each business day the  loan  collateral  must be at  least  equal  to the  value  of the  loaned securities.  It must consist of cash,  bank letters of credit,  securities  of the U.S.  government  or its  agencies  or  instrumentalities,  or other  cash equivalents  in which the Fund is permitted  to invest.  To be  acceptable  as collateral,  letters of credit must obligate a bank to pay amounts demanded by the Fund if the  demand  meets  the  terms  of the  letter.  The  terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it  lends  securities,  the  Fund  receives  amounts  equal  to the dividends or interest on loaned  securities.  It also  receives one or more of
(a) negotiated loan fees, (b) interest on securities  used as collateral,  and
(c)  interest  on any  short-term  debt  securities  purchased  with such loan collateral.  Either type of  interest  may be shared  with the  borrower.  The
Fund may also pay reasonable  finder's,  custodian and administrative  fees in connection  with  these  loans.  The  terms  of the  Fund's  loans  must  meet applicable  tests under the Internal  Revenue Code and must permit the Fund to reacquire  loaned  securities  on five days'  notice or in time to vote on any important matter.

      |X|  Derivatives.  The  Fund  can  invest  in a  variety  of  derivative
investments  to  seek  income  or  for  hedging   purposes.   Some  derivative
investments  the Fund can use are the hedging  instruments  described below in this Statement of Additional Information.

      Among  the  derivative  investments  the Fund can  invest  in are  "debt
exchangeable   for  common  stock"  of  an  issuer  or   "equity-linked   debt
securities" of an issuer  described in "Convertible  Preferred  Stock," above.
At maturity,  the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's  common stock at the time of maturity.  Both
alternatives  present a risk that the amount  payable at maturity will be less than the  principal  amount  of the debt  because  the  price of the  issuer's common stock might not be as high as the Manager expected.

      |X|  Hedging.  The Fund can use  hedging to  attempt to protect  against declines in the market  value of its  portfolio,  to permit the Fund to retain unrealized gains in the value of portfolio  securities that have  appreciated, or to facilitate  selling  securities  for  investment  reasons.  To do so the
Fund could:
o     buy puts on securities, or
o     write  covered  calls on  securities.  Covered calls can also be written on debt securities to attempt to increase the Fund's income.

      The Fund is not obligated to use hedging instruments,  even though it is permitted to use them in the Manager's  discretion,  as described  below.  The particular  options the Fund can use are described  below. The Fund may employ other hedging  instruments and strategies in the future,  if those  investment methods are consistent  with the Fund's  investment  objective and fundamental policies,  are permissible under applicable regulations governing the Fund and are approved by the Fund's Board of Trustees.

      The Fund can buy and sell only certain  kinds of put options  (puts) and call options (calls).  The Fund limits its options trading activity to writing covered  calls  on  stocks  (including  the  stock  underlying  a  convertible security the Fund owns),  purchasing put options on stocks,  and entering into closing transactions.  These strategies are described below.

o     Writing  Covered Call  Options.  The Fund can write (that is, sell) call options  on  stocks.  The  Fund's  call  writing  is  subject  to a number  of restrictions:
(1)   Calls the Fund sells must be listed on a national securities exchange.
(2)   Each call the Fund writes  must be  "covered"  while it is  outstanding.
               That  means  the Fund  must own the stock on which the call was written  or must own a security  convertible  into the stock on which the option is written.
(3)   As a fundamental  policy,  the Fund cannot write a call that would cause the value of its securities  underlying call options (valued at the lower of the  option  price or market  value) to exceed 25%
               of its net assets.

      When  the  Fund  writes  a call  on a  security,  it  receives  cash  (a premium).  The Fund agrees to sell the  underlying  investment  to a purchaser of a  corresponding  call on the same  security  during  the call  period at a fixed  exercise  price  regardless  of market  price  changes  during the call period.  The call period is usually not more than nine  months.  The  exercise price may differ from the market price of the  underlying  security.  The Fund has  retained the risk of loss that the price of the  underlying  security may decline during the call period.  That risk may be offset to some extent by the premium  the  Fund  receives.  If the  value of the  investment  does not rise above the call  price,  it is likely  that the call will lapse  without  being exercised.  In that  case  the  Fund  would  keep  the  cash  premium  and the investment.

      The Fund's  custodian  bank, or a securities  depository  acting for the custodian  bank, will act as the Fund's escrow agent through the facilities of the Options Clearing  Corporation  ("OCC"), as to the investments on which the
Fund has written calls traded on exchanges,  or as to other acceptable  escrow securities.  In that way, no margin will be  required  for such  transactions.
OCC will release the  securities  on the  expiration  of the calls or upon the
Fund's entering into a closing purchase transaction.

      The  Fund may buy  calls  only to close  out a call it has  written,  as discussed  above.  Calls  the  Fund  buys  must  be  listed  on  a  securities exchange.  To terminate its obligation on a call it has written,  the Fund may purchase a corresponding  call in a "closing  purchase  transaction." The Fund will then  realize a profit or loss,  depending  upon  whether  the net of the amount of the option  transaction  costs and the premium  received on the call the Fund wrote was more or less than the price of the call the Fund  purchased to close  out the  transaction.  A profit  may  also be  realized  if the call lapses  unexercised,  because the Fund retains the  underlying  investment and the premium  received.  Any such  profits are  considered  short-term  capital gains for federal  income tax  purposes,  as are the premiums on lapsed calls.
When  distributed  by the Fund they are  taxable as  ordinary  income.  If the
Fund  cannot  effect  a  closing  purchase  transaction  due to the  lack of a market,  it will have to hold the callable  securities  until the call expires or is exercised.

o     Purchasing  Puts.  The Fund may buy  only  those  puts  that  relate  to stocks,  including stocks underlying the convertible  securities that the Fund owns.  The  Fund  may  not  sell  puts  other  than  puts  it  has  previously purchased, to close out a position.

      When the Fund  purchases  a put,  it pays a  premium.  The Fund then has the right to sell the  underlying  investment  to a seller of a  corresponding put on the same  investment  during the put period at a fixed exercise  price.
Buying a put on a stock  enables  the Fund to  protect  itself  during the put period against a decline in the value of the underlying  investment  below the exercise price.  If the market price of the underlying  investment is equal to or above  the  exercise  price  and as a result  the put is not  exercised  or resold,  the put will become  worthless at its  expiration  date. In that case the Fund will lose its premium  payment  and the right to sell the  underlying investment.  A put  may be  sold  prior  to  expiration  (whether  or not at a profit).

o     Risks of Hedging with Options.  The use of hedging instruments  requires special skills and knowledge of investment  techniques that are different than what is  required  for normal  portfolio  management.  If the  Manager  uses a hedging instrument at the wrong time or judges market conditions  incorrectly, hedging strategies may reduce the Fund's returns.

      The Fund's option  activities  could affect its portfolio  turnover rate and  brokerage  commissions.  The exercise of calls  written by the Fund might cause the Fund to sell  related  portfolio  securities,  thus  increasing  its turnover rate. The Fund could pay a brokerage  commission  each time it buys a call or put,  sells a call,  or buys or  sells  an  underlying  investment  in connection  with the  exercise  of a call or put.  Such  commissions  might be higher on a relative basis than the commissions for direct  purchases or sales of the  underlying  investments.  Premiums  paid  for  options  are  small  in relation  to the market  value of the  underlying  investments.  Consequently, put and call options  offer large  amounts of leverage.  The leverage  offered by trading in options  could  result in the Fund's net asset  value being more sensitive to changes in the value of the underlying investment.
      If a covered  call  written by the Fund is  exercised  on an  investment that has increased in value,  the Fund will be required to sell the investment at the  call  price.  It  will  not be  able  to  realize  any  profit  if the investment has increased in value above the call price.

      An option  position  may be closed  out only on a market  that  provides secondary  trading for options of the same series.  There is no assurance that a liquid secondary market will exist for a particular option.

o     Regulatory  Aspects of Hedging  Instruments.  Transactions in options by the Fund are subject to limitations  established by the option exchanges.  The exchanges  limit the maximum  number of options that may be written or held by a single  investor  or group of  investors  acting in  concert.  Those  limits apply  regardless of whether the options were written or purchased on the same or different exchanges,  or are held in one or more accounts or through one or more different  exchanges or through one or more brokers.  Thus, the number of options that the Fund may write or hold may be affected by options  written or held by other entities,  including other investment  companies having the same advisor  as the  Fund  (or an  advisor  that  is an  affiliate  of the  Fund's advisor).  An exchange may order the  liquidation of positions  found to be in violation of those limits and may impose certain other sanctions.

      |X|  Temporary  Defensive   Investments.   When  market  conditions  are
unstable,  or the  Manager  believes  it is  otherwise  appropriate  to reduce holdings in stocks,  the Fund can invest in a variety of debt  securities  for defensive purposes.  The Fund can also purchase these securities for liquidity purposes to meet cash needs due to the  redemption of Fund shares,  or to hold while  waiting to  reinvest  cash  received  from the sale of other  portfolio securities. The Fund can buy:

o     high-quality,   (rated   in   the   top   two   rating   categories   of
         nationally-recognized  rating  organizations or deemed by the Manager to be of comparable  quality)  short-term  money market  instruments, including  those  issued by the U. S.  Treasury  or other  government agencies,
o     commercial  paper  (rated  in  the  top  two  rating   categories  of  a
         nationally-recognized  rating  organization)  short-term,  unsecured, promissory notes of domestic or foreign companies,
o     debt obligations of corporate issuers,  rated investment grade (rated at least Baa by Moody's or at least BBB by Samp;P, or a  comparable  rating by another rating  organization) or unrated  securities judged by the
         Manager to be of a quality  comparable  to rated  securities in those categories,
o     certificates  of  deposit  and  bankers'  acceptances  of  domestic  and foreign banks and savings and loan associations, and
o     repurchase agreements.

      Short-term debt  securities  would normally be selected for defensive or cash  management  purposes  because  they can normally be disposed of quickly, are not generally  subject to significant  fluctuations in principal value and their value will be less subject to interest rate risk than  longer-term  debt securities.

Investment in Other Investment Companies. The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act that apply to those types of investments.  For example, the Fund can invest in Exchange-Traded Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange.  The
Fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the Exchange-Traded Funds' portfolio, at times when the Fund may not be able to buy those portfolio securities directly.

Investing   in  another   investment   company  may  involve  the  payment  of
substantial  premiums above the value of such investment  company's  portfolio securities  and is subject to limitations  under the  Investment  Company Act.
The Fund does not intend to invest in other  investment  companies  unless the
Manager  believes that the potential  benefits of the  investment  justify the payment of any premiums or sales  charges.  As a shareholder  of an investment company,  the Fund would be subject to its  ratable  share of that  investment company's expenses,  including its advisory and administration  expenses.  The
Fund does not anticipate  investing a substantial  amount of its net assets in shares of other investment companies.

Interfund Borrowing and Lending Arrangements. Consistent with its fundamental policies and pursuant to an exemptive order issued by the Securities and
Exchange Commission ("SEC"), the Fund may engage in borrowing and lending activities with other funds in the OppenheimerFunds complex. Borrowing money from affiliated funds may afford the Fund the flexibility to use the most cost-effective alternative to satisfy its borrowing requirements. Lending money to an affiliated fund may allow the Fund to obtain a higher rate of return than it could from interest rates on alternative short-term investments.  Implementation of interfund lending will be accomplished consistent with applicable regulatory requirements, including the provisions of the SEC order.

o     Interfund Borrowing. The Fund will not borrow from affiliated funds unless the terms of the borrowing arrangement are at least as favorable as the terms the Fund could otherwise negotiate with a third party.  To assure that the Fund will not be disadvantaged by borrowing from an affiliated fund, certain safeguards may be implemented.  Examples of these safeguards include the following:
o     the Fund will not borrow money from affiliated funds unless the interest rate is more favorable than available bank loan
               rates;
o     the Fund's borrowing from affiliated funds must be consistent with its investment objective and investment policies;
o     the loan rates will be the average of the overnight repurchase agreement rate available through the OppenheimerFunds joint repurchase agreement account and  a pre-established formula based on quotations from independent banks to approximate the lowest interest rate at which bank loans would be available to the Fund;
o     if the Fund has outstanding borrowings from all sources greater than
               10% of its total assets, then the Fund must secure each
               additional outstanding interfund loan by segregating liquid assets of the Fund as collateral;
o     the Fund cannot borrow from an affiliated fund in excess of 125% of its total redemptions for the preceding seven days;
o     each interfund loan may be repaid on any day by the Fund; and
o     the Trustees will be provided with a report of all interfund loans and the Trustees will monitor all such borrowings to ensure that the Fund's participation is appropriate.

      There is a risk that a borrowing fund could have a loan called on one day's notice.  In that circumstance, the Fund might have to borrow from a bank at a higher interest cost if money to lend were not available from another Oppenheimer fund.

o     Interfund Lending. To assure that the Fund will not be disadvantaged by making loans to affiliated funds, certain safeguards will be implemented.
Examples of these safeguards include the following:

o     the Fund will not lend money to affiliated funds unless the interest rate on such loan is determined to be reasonable under the circumstances;
o     the Fund may not make interfund loans in excess of 15% of its net assets;
o     an interfund loan to any one affiliated fund shall not exceed 5% of the
               Fund's net assets;
o     an interfund loan may not be outstanding for more than seven days;
o     each interfund loan may be called on one business day's notice; and
o     the Manager will provide the Trustees reports on all interfund loans demonstrating that the Fund's participation is appropriate and that the loan is consistent with its investment objectives and policies.

      When the Fund  lends  assets to  another  affiliated  fund,  the Fund is subject to the credit that the borrowing fund fails to repay the loan.

Investment Restrictions

      |X| What Are  "Fundamental  Policies?"  Fundamental  policies  are those policies  that the Fund has  adopted  to govern  its  investments  that can be changed  only by the vote of a  "majority"  of the Fund's  outstanding  voting securities.  Under  the  Investment  Company  Act  of  1940  (the  "Investment
Company  Act"),  such a "majority"  vote is defined as the vote of the holders of the lesser of:
o     67% or  more  of  the  shares  present  or  represented  by  proxy  at a shareholder  meeting,  if  the  holders  of  more  than  50%  of  the outstanding shares are present or represented by proxy, or
o     more than 50% of the outstanding shares.

      The Fund's investment  objective is not a fundamental  policy,  but will not be changed  without  approval by the Fund's  Board of  Trustees  and prior notice to  shareholders.  Other  policies  described in the Prospectus or this
Statement  of  Additional  Information  are  "fundamental"  only if  they  are identified  as such.  The Fund's Board of Trustees can change  non-fundamental
policies  without  shareholder  approval.  However,   significant  changes  to
investment  policies  will be  described  in  supplements  or  updates  to the
Prospectus or this Statement of Additional  Information,  as appropriate.  The
Fund's most significant investment policies are described in the Prospectus.

|X|   Does  the Fund  Have  Additional  Fundamental  Policies?  The  following investment restrictions are fundamental policies of the Fund:

o     The Fund may not invest  more than 25% of the value of the Fund's  total assets in the  securities  of any one  issuer or any group of  issuers  in the same  industry.  However,  this  restriction  does not  prevent  the Fund from investing  more  than 25% of its  total  assets in  securities  of the  United
States government, or its agencies or instrumentalities.

o     With  respect  to 50% of its  total  assets,  the Fund  must  limit  its investments to cash, cash items, U.S. government  securities and securities of issuers in which its  investments are limited to not more than 5% of the value of its total assets in the  securities of any one issuer and not more than 10%
of its total assets in the outstanding voting securities of any one issuer.

o     The Fund may not purchase  securities on margin.  However,  the Fund can
obtain  unsecured  loans  to  purchase   securities.   The  aggregate  of  all
unsecured loans,  however,  may not exceed 50% of the Fund's total assets.  It can also borrow  amounts  equivalent  to up to 5% of the Fund's net assets for temporary, extraordinary or emergency purposes.

o     The Fund may not make  short  sales on  securities  or  maintain a short position.  An  exception  the  Fund  can do so if at all  times  when a  short position is open, the Fund owns an equal amount of the  securities  sold short or the Fund owns  securities that are  convertible  into or  exchangeable  for securities of the same issue as, and equal in amount to, the  securities  sold short,  without  payment  of further  consideration.  Not more than 10% of the
Fund's  total  assets may be held as  collateral  for these short sales at any one time.

o     The Fund may not  purchase or sell put and call options nor write put or call  options,  except as set forth in the  Prospectus  or this  Statement  of
Additional Information.

o     The Fund may not invest in  warrants  in amounts in excess of 15% of the value of its net assets.  The  valuation  of warrants  for the purpose of that limitation  shall  be  determined  at the  lower  of  cost  or  market  value.
Warrants  acquired by the Fund as part of a unit or attached to  securities at the time of purchase do not count  against  that  percentage  limitation.  Not more than 5% of the Fund's net assets may be  invested  in  warrants  that are not listed on The New York Stock Exchange or The American Stock Exchange.

o     The Fund may not make loans.  However,  this  policy  does not  prohibit the Fund from (1) making loans of its  portfolio  securities,  (2)  purchasing notes,  bonds or other  evidences of  indebtedness,  (3) making  deposits with banks  and other  financial  institutions,  or (4)  entering  into  repurchase agreements.

o     The Fund may not  purchase or sell real  estate or real estate  mortgage loans.  However,  the Fund may invest not more than 5% of its total  assets in marketable securities of real estate investment trusts.

o     The Fund may not deal in commodities or commodities contracts.

o     The Fund may not purchase or retain  securities  of any issuer if any of its  officers  and  trustees,  or any of the  officers  and  directors  of the
Manager or the Distributor  own  individually  beneficially  more than 0.5% of the  outstanding  securities  of  that  issuer,  or if  all of  those  persons together own more than 5% of that issuer's securities.

o     The Fund may not  invest  more than 5% of the value of its total  assets in securities of any company  (including its  predecessors)  that has not been in business for at least three consecutive years.

o     The Fund may not issue any  securities  that are senior to shares of the
   Fund.

o     The Fund may not underwrite securities of other issuers.

o     The Fund may not acquire securities of any other investment  company, if as a result of that  acquisition,  the Fund  would own in the  aggregate:  (1)
more than 3% of the voting stock of that  investment  company;  (2) securities of that  investment  company having an aggregate  value in excess of 5% of the value of the total assets of the Fund; or (3)  securities  of that  investment company and of any other  investment  companies (but excluding  treasury stock of those  funds)  having  an  aggregate  value in  excess  of 10% of the total assets of the Fund.  However,  none of these limitations applies to a security received  as a dividend  or as a result of an offer of  exchange,  a merger or plan of reorganization.

o     With respect to 75% of its total assets,  the Fund cannot buy securities issued or  guaranteed  by any one issuer if more than 5% of the  Fund's  total assets  would be  invested in  securities  of that issuer or if the Fund would then own more than 10% of that issuer's voting  securities.  That  restriction does not apply to cash or cash items or  securities  issued or  guaranteed  by the U.S. government or its agencies or instrumentalities.

Does the Fund Have Any Restrictions  That Are Not Fundamental?  The Fund has a
number of other  investment  restrictions  that are not fundamental  policies, which  means  that  they  can be  changed  by the  Board of  Trustees  without
shareholder   approval.   While  these  investment  policies  do  not  require
shareholder  approval to be changed, as a matter of operating policy, the Fund has  agreed  not  to  change  these  policies  without  prior  notice  to  its shareholders.  These operating  policies  provide that the Fund may not do any of the following:

o     The Fund may not  invest in any issuer  for the  purpose  of  exercising control or management of that issuer,  unless  approved by the Fund's Board of
Trustees.

o     The Fund may not invest  any part of its total  assets in  interests  in oil, gas, or other mineral  exploration or development  programs,  although it may  invest  in  securities  of  companies  which  invest in or  sponsor  such programs.  The Fund may not invest in oil, gas or other mineral leases.

o     The Fund may not  invest  more than 5% of the value of its net assets in warrants,  valued  at the  lower  of cost or  market  value.  The Fund can buy warrants  that are not listed on The New York Stock  Exchange or The  American
Stock  Exchange,  but they  count  toward the 5% limit on  warrants  described above and may not exceed 2% of the value of the Fund's  net  assets.  Warrants acquired  by the Fund in units or attached  to  securities  are not covered by this restriction.

      Unless the  Prospectus  or Statement of  Additional  Information  states that a percentage  restriction applies on an ongoing basis, it applies only at the time the Fund  makes an  investment.  In that  case the Fund need not sell securities  to meet the  percentage  limits  if the  value  of the  investment increases in proportion to the size of the Fund.

      In  carrying   out  its  policy  with   respect  to   concentration   of
investments,  the Fund applies that policy to prohibit the Fund from making an investment  in the  securities  of any one  issuer or group of  issuers in the same industry if that  investment  would cause 25% or more of the value of the
Fund's  total assets to be invested in that  industry.  In applying its policy not to  concentrate  its  investments,  the  Fund  has  adopted  the  industry classifications  set  forth in  Appendix  B to this  Statement  of  Additional
Information.  This is not a fundamental policy.

      In  carrying  out  its  policy   prohibiting   the  issuance  of  senior
securities,   the  Fund  interprets  that  policy  not  to  prohibit   certain
investment  activities  for  which  assets  of  the  Fund  are  designated  as segregated  to cover the related  obligations.  Examples  of those  activities include borrowing money,  repurchase agreements,  and contracts to buy or sell derivatives.

How the Fund is Managed

Organization  and  History.  The  Fund is a  series  of Bond  Fund  Series,  a
Massachusetts  business  trust  organized in 1986 as an open-end,  diversified management  investment  company with an unlimited number of authorized  shares of  beneficial  interest  (that trust is  referred  to in this  section as the
"Fund's  parent  Trust"  or the  "Trust").  The  Trust  was  originally  named
Rochester  Convertible Fund and was renamed  Rochester Fund Series,  which was its  name  until  it was  renamed  Bond  Fund  Series  in  1997.  The  Fund is currently  the only  series  of the Trust and is a  diversified  fund.  It was called  The  Bond  Fund  for  Growth  until  1997.  In  1997  it was  re-named
Oppenheimer  Bond Fund for Growth.  The Fund's name was changed to Oppenheimer
Convertible Securities Fund in 1998.

      The Fund and its  parent  Trust  are  governed  by a Board of  Trustees, which is  responsible  for  protecting  the  interests of  shareholders  under
Massachusetts  law.  The Trustees  meet  periodically  throughout  the year to oversee the Fund's (and the Trust's) activities,  review its performance,  and review the actions of the Manager.

      | Classes of Shares.  The Trustees are authorized,  without  shareholder approval,  to create new  series and  classes  of  shares.  The  Trustees  may reclassify  unissued shares of the Fund into  additional  series or classes of shares.  The Trustees  also may divide or combine the shares of a class into a greater  or  lesser  number  of  shares  without  changing  the  proportionate beneficial  interest  of a  shareholder  in  the  Fund.  Shares  do  not  have cumulative voting rights or preemptive or subscription  rights.  Shares may be voted in person or by proxy at shareholder meetings.

      The Fund currently has five classes of shares: Class A, Class B, Class
C, Class M and Class N.  All classes invest in the same investment portfolio.  Only retirement plans may purchase Class N shares. Each class of shares:

o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     may have a different net asset value,
o     may have separate voting rights on matters in which interests of one class are different from interests of another class, and
o     votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders.  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

      | Meetings of  Shareholders.  As a  Massachusetts  business  trust,  the
Fund is not  required  to hold,  and does  not  plan to hold,  regular  annual meetings of  shareholders.  The Fund will hold meetings when required to do so by the  Investment  Company  Act or other  applicable  law. It will also do so when a  shareholder  meeting is called by the Trustees or upon proper  request of the shareholders.

      Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee.  The
Trustees will call a meeting of shareholders to vote on the removal of a
Trustee upon the written request of the record holders of 10% of its outstanding shares.  If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the
Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

      | Shareholder  and Trustee  Liability.  The Fund's  Declaration of Trust
contains an express  disclaimer of  shareholder  or Trustee  liability for the
Fund's obligations.  It also provides for indemnification and reimbursement of expenses  out of the  Fund's  property  for any  shareholder  held  personally liable for its  obligations.  The  Declaration  of Trust also states that upon request,  the Fund  shall  assume  the  defense  of any claim  made  against a shareholder  for any act or  obligation  of the Fund  and  shall  satisfy  any judgment  on  that  claim.  Massachusetts  law  permits  a  shareholder  of  a business trust (such as the Fund) to be held personally  liable as a "partner"
under certain  circumstances.  However,  the risk that a Fund shareholder will incur  financial  loss from being held  liable as a  "partner"  of the Fund is limited  to the  relatively  remote  circumstances  in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its
Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.  Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the
Fund's Declaration of Trust.

      The Board of Trustees has an Audit Committee which is comprised solely of Independent Trustees.  The Audit Committee provides the Board with recommendations regarding the selection of the Fund's independent auditor.
The Audit Committee also reviews the scope and results of audits and the audit fees charged, reviews reports from the Fund's independent auditors concerning the Fund's internal accounting procedures and controls, and reviews reports of the Manager's internal auditor.  The members of the Audit
Committee are Paul Clinton (Chairman), Thomas Courtney, Robert Galli, Lacy
Herrmann and Brian Wruble.  The Audit Committee met 5 times during the Fund's fiscal year ended December 31, 2002.

Trustees and Officers of the Fund. Each of the Trustees is an "Independent
Trustee," as defined in the Investment Company Act. The Fund's Trustees and
officers and their positions held with the Fund and length of service in such position(s) and their principal occupations and business affiliations during the past five years are listed in the chart below. The information for the
Trustees also includes the dollar range of shares of the Fund as well as the aggregate dollar range of shares beneficially owned in any of the Oppenheimer funds overseen by the Trustees. All of the Trustees are also trustees or directors of the following Oppenheimer funds (except for Mr. Cannon who is only a Trustee of Rochester Fund Municipals, Limited-Term New York Municipal
Fund and Convertible Securities Fund) (referred to as "Board III Funds"):

Oppenheimer Quest For Value Funds, a
series fund having the following three
series:
  Oppenheimer Small Cap Value Fund,       Oppenheimer  Quest Global Value Fund,
                                          Inc.
  Oppenheimer Quest Balanced Value Fund   Oppenheimer   Quest   Capital   Value
  and                                     Fund, Inc.
  Oppenheimer Quest Opportunity Value     Oppenheimer Quest Value Fund, Inc.
  Fund
Rochester Portfolio Series, a series      Bond Fund Series, a series fund
fund having one series: Limited-Term New  having one series: Oppenheimer
York Municipal Fund                       Convertible Securities Fund
Rochester Fund Municipals                 Oppenheimer MidCap Fund

      In addition  to being a trustee or director of the Board III Funds,  Mr.
Galli  is  also  a  director  or  trustee  of  31  other   portfolios  in  the
OppenheimerFunds complex. Present or former officers,  directors, trustees and employees (and their  immediate  family  members) of the Fund, the Manager and its affiliates,  and retirement plans  established by them for their employees are  permitted  to  purchase  Class  A  shares  of  the  Fund  and  the  other
Oppenheimer  funds at net asset value without sales charge.  The sales charges on Class A shares is waived for that group  because of the  economies of sales efforts realized by the Distributor.

      Messrs. Everett, Murphy, Masterson, Molleur, Vottiero, Wixted and Zack,
and Mses. Bechtolt, Feld and Ives who are officers of the Fund, respectively hold the same offices of one or more of the other Board III Funds as with the
Fund. As of January 30, 2003, the Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of each class of shares of the Fund.  The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the
Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above. In addition, each Independent Trustee, and his or her family members, do not own securities of either the Manager or
Distributor of the Board III Funds or any person directly or indirectly controlling, controlled by or under common control with the Manager or
Distributor.

      The address of each Trustee in the chart below is 6803 S. Tucson Way,
Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                                Independent Trustees
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,              Principal Occupation(s) During Past 5      Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                   Years;                                     Range of   Any of the
Position(s) Held   Other Trusteeships/Directorships Held by   Shares     Oppenheimer
with Fund,         Trustee;                                   BeneficiallFunds
Length of Service, Number of Portfolios in Fund Complex       Owned in   Overseen
Age                Currently Overseen by Trustee              the Fund   by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2002
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Thomas W.          Principal  of  Courtney  Associates,  Inc. $10,001-$50$10,001-$50,000
Courtney,          (venture  capital  firm);  former  General
Chairman of the    Partner of Trivest  Venture Fund  (private
Board of Trustees, venture  capital fund);  former  President
Trustee since 1996 of   Investment    Counseling    Federated
Age: 69            Investors,  Inc.;  Trustee of Cash  Assets
                   Trust,  a money market  fund;  Director of
                   OCC Cash  Reserves,  Inc.  and  Trustee of
                   OCC Accumulation  Trust, both of which are
                   open-end investment companies;  Trustee of
                   four  funds for  Pacific  Capital  and Tax
                   Free  Trust  of   Arizona.   Oversees   10
                   portfolios    in   the    OppenheimerFunds
                   complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John Cannon,       Director,    Neuberger    Berman    Income $1-$10,000 $1-$10,000
Trustee, since     Managers Trust,  Neuberger amp; Berman Income
1992               Funds   and   Neuberger    Berman   Trust,
Age: 73            (1995-present);  Neuberger  Berman  Equity
                   Funds  (November  2000-present);  Trustee,
                   Neuberger  Berman  Mutual  Funds  (October
                   1994-present);   formerly   Chairman   and
                   Treasurer,  CDC  Associates,  a registered
                   investment        adviser        (December
                   1993-February      1996);      Independent
                   Consultant;  Chief Investment Officer, CDC
                   Associates  (1996-June  2000);  Consultant
                   and  director,  CDC  Associates  (December
                   1993-February     1999).     Oversees    3
                   portfolios    in   the    OppenheimerFunds
                   complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Paul Y. Clinton,   Principal     of    Clinton     Management $0         Over
Trustee, since     Associates,   a   financial   and  venture            $100,000
1996               capital   consulting   firm;   Trustee  of
Age: 71            Capital   Cash    Management    Trust,   a
                   money-market    fund,   and   Narragansett
                   Tax-Free  Fund,  a  tax-exempt  bond fund;
                   Director of OCC Cash  Reserves,  Inc.  and
                   Trustee of OCC  Accumulation  Trust,  both
                   of   which   are    open-end    investment
                   companies.  Formerly:  Director,  External
                   Affairs,  Kravco  Corporation,  a national
                   real estate owner and property  management
                   corporation;     President     of    Essex
                   Management   Corporation,   a   management
                   consulting  company;  a general partner of
                   Capital  Growth  Fund,  a venture  capital
                   partnership;  a general  partner  of Essex
                   Limited    Partnership,    an   investment
                   partnership;  President of Geneve Corp., a
                   venture   capital   fund;    Chairman   of
                   Woodland  Capital  Corp., a small business
                   investment company;  and Vice President of
                   W.R.  Grace amp; Co.  Oversees 10  portfolios
                   in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Galli,   A   trustee   or    director    of   other $0         Over
Trustee since 1996 Oppenheimer funds.  Formerly Vice Chairman            $100,000
Age: 69            (October   1995-December   1997)   of  the
                   Manager;  Trustee  (May  2000 to  2002) of
                   Research  Foundation  of AIMR  (investment
                   research,    non-profit).    Oversees   41
                   portfolios    in   the    OppenheimerFunds
                   complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Lacy B. Herrmann,  Chairman  and Chief  Executive  Officer of $0         $10,001-$50,000
Trustee since 1996 Aquila   Management    Corporation,    the
Age: 73            sponsoring   organization   and   manager,
                   administrator  and/or  sub-adviser  to the
                   following open-end  investment  companies,
                   and  Chairman of the Board of Trustees and
                   President   of   each:    Churchill   Cash
                   Reserves  Trust,   Aquila-Cascadia  Equity
                   Fund,  Pacific  Capital Cash Assets Trust,
                   Pacific   Capital  U.S.   Treasuries  Cash
                   Assets  Trust,  Pacific  Capital  Tax-Free
                   Cash  Assets   Trust,   Prime  Cash  Fund,
                   Narragansett   Insured   Tax-Free   Income
                   Fund,  Tax-Free  Fund For Utah,  Churchill
                   Tax-Free  Fund of Kentucky,  Tax-Free Fund
                   of  Colorado,  Tax-Free  Trust of  Oregon,
                   Tax-Free   Trust  of   Arizona,   Hawaiian
                   Tax-Free Trust,  and Aquila Rocky Mountain
                   Equity  Fund;  Vice  President,  Director,
                   Secretary,   and  formerly   Treasurer  of
                   Aquila Distributors,  Inc., distributor of
                   the above  funds;  President  and Chairman
                   of the Board of Trustees  of Capital  Cash
                   Management Trust ("CCMT"),  and an Officer
                   and  Trustee/Director of its predecessors;
                   President and Director of STCM  Management
                   Company,  Inc.,  sponsor  and  adviser  to
                   CCMT;  Chairman,  President and a Director
                   of InCap Management Corporation,  formerly
                   sub-adviser  and  administrator  of  Prime
                   Cash Fund and Short Term  Asset  Reserves;
                   Director of OCC Cash  Reserves,  Inc., and
                   Trustee of OCC  Accumulation  Trust,  both
                   of   which   are    open-end    investment
                   companies;   Trustee   Emeritus  of  Brown
                   University.  Oversees 10 portfolios in the
                   OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian Wruble,      Special  Limited  Partner  (since  January $1-$10,000 Over
Trustee since 2001 1999) of Odyssey Investment Partners,  LLC            $100,000
Age:  59           (private   equity   investment);   General
                   Partner (since  September 1996) of Odyssey
                   Partners,     L.P.    (hedge    fund    in
                   distribution   since  1/1/97);   Board  of
                   Governing  Trustees (since August 1990) of
                   The   Jackson   Laboratory   (non-profit);
                   Trustee  (since May 1992) of Institute for
                   Advanced  Study  (educational  institute);
                   Trustee   (since  May  2000)  of  Research
                   Foundation of AIMR  (investment  research,
                   non-profit);   formerly  Governor,  Jerome
                   Levy  Economics  Institute of Bard College
                   (economics        research)        (August
                   1990-September  2001);  Director  of Ray amp;
                   Berendtson,  Inc.  (executive search firm)
                   (May   2000-April   2002).   Oversees   10
                   portfolios    in   the    OppenheimerFunds
                   complex.
-------------------------------------------------------------------------------------

      The address of the Officers in the chart below is as follows: for
Messrs. Everett, Molleur, Murphy and Zack and Ms. Feld, 498 Seventh Avenue,
New York, NY 10018, for Messrs. Masterson, Vottiero and Wixted and Mses.
Bechtolt and Ives, 6803 S. Tucson Way, Centennial, CO 80112-3924. Each
Officer serves for an annual term or until his or her earlier resignation, death or removal.

-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                   Principal Occupation(s) During Past 5 Years
Position(s) Held with
Fund,
Length of Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Edward Everett, Vice    Vice President of the Manager (since January 2000); an
President and           officer of 1 portfolio in the OppenheimerFunds complex;
Portfolio Manager       formerly Assistant Vice President of the Manager (January
since 2002              1996 - January 2000); Portfolio Manager at Fielding
Age:  36                Management Company (July 1993 - January 1996).
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy,         Chairman,  Chief Executive  Officer and director (since June
President since 2001    2001) and President  (since  September 2000) of the Manager;
Age: 53                 President  and a director  or  trustee of other  Oppenheimer funds;  President  and  a  director  (since  July  2001)  of
                        Oppenheimer  Acquisition Corp. (the Manager's parent holding company) and of Oppenheimer  Partnership  Holdings,  Inc. (a holding  company  subsidiary  of the  Manager);  a  director
                        (since November 2001) of OppenheimerFunds  Distributor, Inc.
                        (a  subsidiary  of the  Manager);  Chairman  and a  director
                        (since  July  2001) of  Shareholder  Services,  Inc.  and of
                        Shareholder   Financial   Services,   Inc.  (transfer  agent
                        subsidiaries  of  the  Manager);  President  and a  director
                        (since  July  2001) of  OppenheimerFunds  Legacy  Program (a charitable  trust program  established  by the  Manager);  a director  of the  investment  advisory  subsidiaries  of the
                        Manager:  OFI  Institutional  Asset  Management,   Inc.  and
                        Centennial  Asset  Management  Corporation  (since  November
                        2001),  HarbourView  Asset  Management  Corporation  and OFI
                        Private  Investments,  Inc.  (since  July  2001);  President
                        (since  November  1, 2001) and a director  (since July 2001)
                        of  Oppenheimer  Real  Asset  Management,  Inc.;  a director
                        (since  November  2001)  of  Trinity  Investment  Management
                        Corp.  and  Tremont  Advisers,   Inc.  (Investment  advisory
                        affiliates of the Manager);  Executive Vice President (since
                        February  1997)  of  Massachusetts   Mutual  Life  Insurance
                        Company (the Manager's  parent  company);  a director (since
                        June  1995)  of  DLB  Acquisition   Corporation  (a  holding
                        company  that owns the shares of David L.  Babson amp; Company,
                        Inc.);   formerly,   Chief  Operating   Officer   (September
                        2000-June  2001)  of  the  Manager;  President  and  trustee
                        (November  1999-November 2001) of MML Series Investment Fund
                        and  MassMutual  Institutional  Funds  (open-end  investment companies);  a director (September 1999-August 2000) of C.M.
                        Life Insurance Company;  President,  Chief Executive Officer
                        and director  (September  1999-August 2000) of MML Bay State
                        Life Insurance  Company; a director (June 1989-June 1998) of
                        Emerald   Isle   Bancorp  and   Hibernia   Savings  Bank  (a
                        wholly-owned  subsidiary of Emerald Isle Bancorp).  Oversees
                        69 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice  President and  Treasurer  (since March 1999) of
Treasurer since 1999    the Manager;  Treasurer  (since  March 1999) of  HarbourView
Age: 43                 Asset Management  Corporation,  Shareholder Services,  Inc.,
                        Oppenheimer Real Asset Management  Corporation,  Shareholder
                        Financial Services,  Inc., Oppenheimer Partnership Holdings,
                        Inc.,  OFI Private  Investments,  Inc.  (since  March 2000),
                        OppenheimerFunds    International   Ltd.   and   Oppenheimer
                        Millennium Funds plc (since May 2000) and OFI  Institutional
                        Asset Management,  Inc. (since November 2000) (offshore fund management  subsidiaries  of  the  Manager);  Treasurer  and
                        Chief  Financial  Officer  (since  May 2000) of  Oppenheimer
                        Trust Company (a trust  company  subsidiary of the Manager);
                        Assistant   Treasurer  (since  March  1999)  of  Oppenheimer
                        Acquisition  Corp.  and   OppenheimerFunds   Legacy  Program
                        (since April 2000);  formerly  Principal and Chief Operating
                        Officer    (March    1995-March    1999),    Bankers   Trust
                        Company-Mutual  Fund  Services  Division.  An  officer of 85 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Connie Bechtolt,        Assistant Vice President of the Manager  (since September
Assistant Treasurer     1998); formerly Manager/Fund Accounting (September
since 2002              1994-September 1998) of the Manager. An officer of 85
Age: 39                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip Vottiero,        Vice  President/Fund  Accounting of the Manager (since March
Assistant Treasurer     2002); formerly Vice  President/Corporate  Accounting of the
since 2002              Manager (July  1999-March  2002) prior to which he was Chief
Age: 39                 Financial  Officer at Sovlink  Corporation  (April 1996-June
                        1999).  An officer of 85 portfolios in the  OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,         Senior Vice President  (since May 1985) and General  Counsel
Secretary since 2001    (since February 2002) of the Manager;  General Counsel and a
Age: 54                 director   (since   November   2001)   of   OppenheimerFunds
                        Distributor,   Inc.;   Senior  Vice  President  and  General
                        Counsel  (since   November   2001)  of   HarbourView   Asset
                        Management  Corporation;   Vice  President  and  a  director
                        (since November 2000) of Oppenheimer  Partnership  Holdings,
                        Inc.; Senior Vice President,  General Counsel and a director
                        (since  November  2001)  of  Shareholder   Services,   Inc.,
                        Shareholder   Financial   Services,    Inc.,   OFI   Private
                        Investments,   Inc.,   Oppenheimer  Trust  Company  and  OFI
                        Institutional   Asset  Management,   Inc.;  General  Counsel
                        (since  November  2001)  of  Centennial   Asset   Management
                        Corporation;   a   director   (since   November   2001)   of
                        Oppenheimer   Real   Asset   Management,   Inc.;   Assistant
                        Secretary   and  a  director   (since   November   2001)  of
                        OppenheimerFunds  International  Ltd.; Vice President (since
                        November   2001)   of   OppenheimerFunds   Legacy   Program;
                        Secretary  (since November 2001) of Oppenheimer  Acquisition
                        Corp.;    formerly   Acting   General   Counsel    (November
                        2001-February  2002)  and  Associate  General  Counsel  (May
                        1981-October  2001) of the Manager;  Assistant  Secretary of
                        Shareholder   Services,   Inc.  (May  1985-November   2001),
                        Shareholder     Financial    Services,     Inc.    (November
                        1989-November  2001);  OppenheimerFunds  International  Ltd.
                        and Oppenheimer  Millennium Funds plc (October 1997-November
                        2001).  An officer of 85 portfolios in the  OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Katherine P. Feld,      Vice  President and Senior  Counsel (since July 1999) of the
Assistant Secretary     Manager;    Vice    President    (since    June   1990)   of
since 2001              OppenheimerFunds    Distributor,    Inc.;   Director,   Vice
Age: 44                 President  and  Assistant  Secretary  (since  June  1999) of
                        Centennial  Asset  Management  Corporation;  Vice  President
                        (since 1997) of  Oppenheimer  Real Asset  Management,  Inc.;
                        formerly  Vice  President  and  Associate   Counsel  of  the
                        Manager (June  1990-July  1999). An officer of 85 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice  President and Assistant  Counsel  (since June 1998) of
Assistant Secretary     the    Manager;    Vice    President    (since    1999)   of
since 2001              OppenheimerFunds  Distributor,   Inc.;  Vice  President  and
Age: 37                 Assistant  Secretary  (since 1999) of Shareholder  Services,
                        Inc.;   Assistant   Secretary   (since   December  2001)  of
                        OppenheimerFunds  Legacy Program and  Shareholder  Financial
                        Services,   Inc.;  formerly  Assistant  Vice  President  and
                        Assistant  Counsel of the Manager (August  1997-June  1998);
                        Assistant Counsel of the Manager (August  1994-August 1997).
                        An officer of 85 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip T. Masterson,    Vice President and Assistant Counsel of the Manager (since
Assistant Secretary     July 1998); formerly, an associate with Davis, Graham, amp;
since 2002              Stubbs LLP (January 1997-June 1998). An officer of 85
Age: 38                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Denis R. Molleur,       Vice  President  and Senior  Counsel of the  Manager  (since
Assistant Secretary     July 1999);  formerly a Vice President and Associate Counsel
since 2001              of the Manager (September  1995-July 1999). An officer of 82
Age: 45                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

    |X| Remuneration of Trustees.  The officers of the Fund who are affiliated with the Manager  receive no salary or fee from the Fund.  The Trustees of the
Fund received the  compensation  shown below from the Fund with respect to the
Fund's fiscal year ended December 31, 2002. The  compensation  from all of the
Board III Funds  (including the Fund)  represents  compensation  received as a director,  trustee  or  member of a  committee  of the  boards of those  funds during the calendar year 2002.

---------------------------------------------------------------------------------
Trustee Name and Other       Aggregate  Retirement   Estimated  Total
                                                      Annual    Compensation
                                                    Retirement  From All
                                                     Benefits   Oppenheimer
                                                      Paid at   Funds
                                                    Retirement  For Which
                                         Benefits    from all   Individual
                                          Accrued    Board III  Serves
                                          as Part      Funds    As
Fund Position(s) (as        Compensation  of Fund   (10 Funds)  Trustee/Director
applicable)                 From Fund1   Expenses        2         (10 Funds)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Thomas W. Courtney            $5,397      $2,536      $63,738       $103,959
Chairman of the Board;
Audit Committee Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Cannon                   $4,480      $2,255      $16,962       $36,087
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Paul Y. Clinton               $5,181      $1,929      $63,738       $99,793
Audit Committee Chairman
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert G. Galli               $4,809      $3,651     $55,6782      $198,3863
Audit Committee Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lacy B. Herrmann              $4,809       $727       $63,702       $92,626
Audit Committee Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian Wruble                  $4,965       $608       $7,606        $95,626
Audit Committee Member
---------------------------------------------------------------------------------
1. Aggregate compensation includes fees and deferred compensation, if any.
2. Estimated annual retirement benefits paid at retirement is based on a straight life payment plan election. The amount for Mr. Galli includes
$30,689 for serving as a trustee or director of 31 Oppenheimer funds that are not Board III Funds.
3. Includes $105,760 for Mr. Galli for serving as trustee or director of 31
Oppenheimer funds that are not Board III Funds.

Note: For the Rochester funds, we do not include the compensation for Messrs.
Clinton, Courtney and Ms. Hermann that is included in the Quest compensation paid by two funds (OCC Cash Reserves, Inc. and OCC Accumulation Trust) for
which the Quest Capital acts as the investment advisor. Therefore, the "Total
Compensation" numbers above do NOT include the compensation for the OCC funds as provided in the examples for the other Quest funds.

      |X| Retirement Plan for Trustees.  The Fund has adopted a retirement plan that provides for payments to retired Trustees. Payments are up to 80%
of the average compensation paid during a Trustee's five years of service in which the highest compensation was received.  A Trustee must serve as Trustee for any of the Board III Oppenheimer funds listed above for at least 15 years to be eligible for the maximum payment.  Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service.  Therefore the amount of those benefits cannot be determined at this time, nor can the Fund estimate the number of years of credited service that will be used to determine those benefits.

      |X| Deferred  Compensation Plan for Trustees.  The Board of Trustees has
adopted a Deferred  Compensation Plan for disinterested  trustees that enables them to elect to defer  receipt of all or a portion  of the  annual  fees they are  entitled  to  receive  from the Fund.  Under the plan,  the  compensation deferred by a Trustee is periodically  adjusted as though an equivalent amount had been invested in shares of one or more  Oppenheimer  funds selected by the
Trustee.  The amount  paid to the  Trustee  under the plan will be  determined based upon the performance of the selected funds.

      Deferral of  Trustees'  fees under the plan will not  materially  affect the Fund's  assets,  liabilities  or net  income per share.  The plan will not obligate  the  Fund  to  retain  the  services  of any  Trustee  or to pay any particular  level of compensation to any Trustee.  Pursuant to an Order issued by the  Securities and Exchange  Commission,  the Fund may invest in the funds selected by the Trustee  under the plan without  shareholder  approval for the limited  purpose  of  determining  the  value of the  Trustee's  deferred  fee account.

      |X| Major  Shareholders.  As of January  30,  2003,  the only people who owned of record or were  known by the Fund to own  beneficially  5% or more of any class of the Fund's outstanding shares were:

Michael  Shane PA PSP,  19 West  Flagler  Street,  Suite 607,  Miami,  Florida
33130-4408,  which owned  6,345.264  Class N shares  (approximately  21.25% of the Class N shares then outstanding).

Robert G.  Easterling  IRA,  51  Avenida  Del Dol,  Cedar  Crest,  New  Mexico
87008-9415,  which owned 4,999.963 Class N shares (approximately 16.75% of the
Class N shares then outstanding).

Richard  Bates,  24 Santee Road,  Brockton,  Massachusetts  02301-2853,  which owned  2,110.855  Class N shares  (approximately  7.07% of the  Class N shares then outstanding).

The Manager.  The Manager is wholly-owned by Oppenheimer  Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

      The portfolio  manager of the Fund is  principally  responsible  for the day-to-day  management of the Fund's  investment  portfolio.  Other members of the Manager's fixed-income portfolio department,  provide the Fund's portfolio manager with research and support in managing the Fund's portfolio.

Code of Ethics.  The Fund,  the  Manager  and the  Distributor  have a Code of
Ethics.  It is  designed to detect and prevent  improper  personal  trading by certain employees,  including portfolio  managers,  that would compete with or take advantage of the Fund's portfolio  transactions.  Covered persons include persons with knowledge of the  investments  and  investment  intentions of the
Fund and other funds  advised by the  Manager.  The Code of Ethics does permit personnel subject to the Code to
invest in securities,  including  securities  that may be purchased or held by the Fund,  subject to a number of restrictions  and controls.  Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      The Code of Ethics is an exhibit to the  Fund's  registration  statement filed with the  Securities  and  Exchange  Commission  and can be reviewed and copied at the SEC's Public  Reference Room in Washington,  D.C. You can obtain information  about the hours of  operation  of the  Public  Reference  Room by calling  the SEC at  202.942.8090.  The Code of  Ethics  can also be viewed as part of the Fund's  registration  statement on the SEC's EDGAR database at the
SEC's Internet website at WWW.SEC.GOV.  Copies may be obtained, after paying a
                          -----------
duplicating  fee,  by  electronic  request at the  following  e-mail  address:
PUBLICINFO@SEC.GOV.,  or by writing  to the SEC's  Public  Reference  Section,
-------------------
Washington, D.C. 20549-0102.

      |X| The Investment Advisory  Agreement.  The Manager provides investment advisory  and  management  services to the Fund under an  investment  advisory agreement  between the Manager and the Fund.  The Manager  selects  securities for the Fund's  portfolio and handles its day-to day business.  That agreement requires  the  Manager,  at its  expense,  to provide  the Fund with  adequate office  space,  facilities  and  equipment.  It also  requires  the Manager to provide and  supervise  the  activities  of all  administrative  and  clerical personnel  required  to provide  effective  corporate  administration  for the
Fund.  Those  responsibilities  include the  compilation  and  maintenance  of records with respect to the Fund's  operations,  the preparation and filing of specified  reports,  and the composition of proxy  materials and  registration statements for continuous public sale of shares of the Fund.

      The Fund pays  expenses not  expressly  assumed by the Manager under the advisory  agreement.  The  investment  advisory  agreement  lists  examples of expenses paid by the Fund.  The major  categories  relate to interest,  taxes, fees to  disinterested  Trustees,  legal and  audit  expenses,  custodian  and
transfer  agent  expenses,   share  issuance  costs,   certain   printing  and
registration  costs,  brokerage  commissions,   and  non-recurring   expenses,
including  litigation  costs.  The  management  fees  paid by the  Fund to the
Manager are  calculated at the rates  described in the  Prospectus,  which are applied to the assets of the Fund as a whole.  The fees are  allocated to each class of shares  based upon the relative  proportion  of the Fund's net assets represented  by that  class.  The  management  fees  paid  by the  Fund to the
Manager during its last three fiscal years are listed below.

      The  investment   advisory   agreement  contains  an  indemnity  of  the
Manager.  In the absence of willful  misfeasance,  bad faith, gross negligence in the  performance of its duties,  or reckless  disregard for its obligations and duties under the investment advisory agreement,  the Manager is not liable for any loss  sustained  by  reason  of good  faith  errors  or  omissions  in connection  with  any  matters  to which  the  investment  advisory  agreement relates.  The agreement  permits the Manager to act as investment  advisor for any other person,  firm or corporation  and to use the name  "Oppenheimer"  in connection with other investment  companies for which it may act as investment advisor  or  general  distributor.  If the  Manager  shall  no  longer  act as investment  advisor to the Fund,  the Manager may withdraw the Fund's right to use the name "Oppenheimer" as part of its name.

|X|      Annual Approval of Investment Advisory Agreement. Each year, the
Board of Trustees, including a majority of the Independent Trustees, is required to approve the renewal of the investment advisory agreement. The
Investment Company Act requires that the Board request and evaluate and the
Manager provide such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.  The board employs an independent consultant to prepare a report that provides such information as the Board requests for this purpose.

      The Board also receives information about the 12b-1 distribution fees the Fund pays.  These distribution fees are reviewed and approved at a different time of the year.

      The Board reviewed the foregoing information in arriving at its decision to renew the investment advisory agreement.  Among other factors, the Board considered:

o     The nature, cost, and quality of the services provided to the Fund and its shareholders;
o     The profitability of the Fund to the Manager;
o     The investment performance of the Fund in comparison to regular market indices
o     Economies of scale that may be available to the Fund from the Manager;
o     Fees paid by other mutual funds for similar services;
o     The value and quality of any other benefits or services received by the
   Fund from its relationship with the Manager, and
o     The direct and indirect benefits the Manager received from its relationship with the Fund.  These included services provided by the
   General Distributor and the Transfer Agent, and brokerage and soft dollar arrangements permissible under Section 28(e) of the Securities Exchange
   Act.

      The Board considered that the Manager must be able to pay and retain high quality personnel at competitive rates to provide services to the Fund.
The Board also considered that maintaining the financial viability of the
Manager is important so that the Manager will be able to continue to provide quality services to the Fund and its shareholders in adverse times.  The
Board also considered the investment performance of other mutual funds advised by the Manager. The Board is aware that there are alternatives to the use of the Manager.

      These matters were also considered by the Independent Trustees, meeting separately from the full Board with experienced Counsel to the Fund who assisted the Board in its deliberations.  The Fund's Counsel is independent of the Manager within the meaning and intent of the SEC Rules regarding the independence of counsel.

      In arriving at a decision, the Board did not single out any one factor or group of factors as being more important than other factors, but considered all factors together.  The Board judged the terms and conditions of the Agreement, including the investment advisory fee, in light of all of the surrounding circumstances.

o     Accounting and Record-Keeping  Services. The Manager provides accounting and  record-keeping  services  to  the  Fund  pursuant  to an  Accounting  and
Administration  Agreement  approved  by the  Board  of  Trustees.  Under  that agreement,  the Manager  maintains  the general  ledger  accounts  and records relating to the Fund's  business and  calculates the daily net asset values of the Fund's shares.  The fee is $12,000 for the first $30 million of the Fund's net assets and $9,000 for each additional $30 million of net assets.

-------------------------------------------------------------------------------
  Fiscal Year Ended      Management Fee Paid to     Accounting and
                                                    Administrative Services
                                                    Fee Paid to
        12/31            OppenheimerFunds, Inc.     OppenheimerFunds, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
        2000                   $4,428,354                    $289,525
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
        2001                   $3,642,672                    $235,637
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
        2002                   $2,848,275                    $181,165
-------------------------------------------------------------------------------

Brokerage Policies of the Fund

Brokerage  Provisions of the Investment Advisory Agreement.  One of the duties of the  Manager  under the  investment  advisory  agreement  is to arrange the
portfolio   transactions  for  the  Fund.  The  advisory   agreement  contains
provisions  relating to the employment of  broker-dealers to effect the Fund's portfolio  transactions.  The Manager is authorized by the advisory  agreement to employ  broker-dealers,  including  "affiliated"  brokers,  as that term is defined in the Investment  Company Act. The Manager may employ  broker-dealers that the Manager thinks,  in its best judgment based on all relevant  factors, will implement the policy of the Fund to obtain,  at reasonable  expense,  the
"best execution" of the Fund's portfolio transactions.  "Best execution" means prompt and reliable  execution at the most  favorable  price  obtainable.  The
Manager  need  not  seek  competitive  commission  bidding.   However,  it  is
expected to be aware of the current rates of eligible  brokers and to minimize the concessions paid to the extent  consistent with the interests and policies of the Fund as established by its Board of Trustees.

      Under the investment advisory agreement,  the Manager may select brokers
(other than  affiliates) that provide  brokerage and/or research  services for the Fund and/or the other  accounts  over which the Manager or its  affiliates have  investment  discretion.  The  concessions  paid to such  brokers  may be higher than another  qualified  broker would  charge,  if the Manager  makes a good  faith  determination  that  the  concession  is fair and  reasonable  in relation  to the  services  provided.  Subject to those  considerations,  as a factor  in  selecting  brokers  for the  Fund's  portfolio  transactions,  the
Manager  may also  consider  sales of shares of the Fund and other  investment companies for which the Manager or an affiliate serves as investment advisor.

Brokerage  Practices Followed by the Manager.  The Manager allocates brokerage for the Fund subject to the  provisions of the investment  advisory  agreement and the  procedures  and  rules  described  above.  Generally,  the  Manager's portfolio  traders  allocate  brokerage  based upon  recommendations  from the
Manager's  portfolio  managers.  In certain instances,  portfolio managers may directly  place trades and allocate  brokerage.  In either case, the Manager's executive officers supervise the allocation of brokerage.

      Transactions  in  securities  other than those for which an  exchange is the primary  market are generally done with  principals or market  makers.  In transactions  on  foreign  exchanges,  the Fund may be  required  to pay fixed brokerage  commissions  and therefore would not have the benefit of negotiated
commissions  available  in  U.S.  markets.   Brokerage  commissions  are  paid
primarily for  transactions in listed  securities or for certain  fixed-income agency transactions in the secondary market.  Otherwise brokerage  commissions are paid only if it appears likely that a better price or
execution  can be  obtained  by doing so. In an option  transaction,  the Fund ordinarily  uses the same  broker for the  purchase  or sale of the option and any transaction in the securities to which the option relates.

      Other funds advised by the Manager have investment  policies  similar to those of the Fund.  Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund,  which  could  affect the supply and price  of  the  securities.  If two  or  more  funds  advised  by the  Manager purchase  the  same  security  on the same  day  from  the  same  dealer,  the transactions  under  those  combined  orders  are  averaged  as to  price  and allocated in accordance  with the purchase or sale orders  actually placed for each account.

      Most purchases of debt  obligations  are principal  transactions  at net prices.  Instead of using a broker for those  transactions,  the Fund normally deals  directly  with the  selling or  purchasing  principal  or market  maker unless  the  Manager  determines  that a  better  price  or  execution  can be
obtained  by  using  the   services  of  a  broker.   Purchases  of  portfolio
securities  from  underwriters  include a commission or concession paid by the issuer to the  underwriter.  Purchases  from dealers  include a spread between the bid and asked prices.  The Fund seeks to obtain prompt  execution of these orders at the most favorable net price.

      The  investment  advisory  agreement  permits  the  Manager to  allocate brokerage for investment  research  services.  The research  services provided by a  particular  broker  may be  useful  only to one or more of the  advisory accounts of the Manager and its affiliates.  The investment  research received for the  commissions  of those other  accounts  may be useful both to the Fund and one or more of the Manager's  other accounts.  Investment  research may be supplied to the Manager by a third party at the  instance of a broker  through which trades are placed.

      Investment   research  services  include  information  and  analysis  on particular  companies and industries as well as market or economic  trends and portfolio strategy,  market quotations for portfolio evaluations,  information systems,  computer  hardware and similar products and services.  If a research service  also  assists  the  Manager  in  a  non-research  capacity  (such  as bookkeeping or other  administrative  functions),  then only the percentage or
component   that  provides   assistance  to  the  Manager  in  the  investment
decision-making process may be paid in concession dollars.

    The Board of Trustees  permits the  Manager to use stated  commissions  on secondary  fixed-income  agency  trades  to  obtain  research  if  the  broker represents to the Manager that:  (i) the trade is not from or for the broker's own  inventory,  (ii) the trade was  executed by the broker on an agency basis at the  stated  commission,  and (iii) the trade is not a  riskless  principal transaction.  The Board of Trustees  permits the Manager to use concessions on fixed-price  offerings to obtain research,  in the same manner as is permitted for agency transactions.

    The  research   services   provided  by  brokers  broaden  the  scope  and
supplements  the research  activities of the Manager.  That research  provides additional views and comparisons for  consideration,  and helps the Manager to obtain market  information  for the  valuation of  securities  that are either held in the  Fund's  portfolio  or are  being  considered  for  purchase.  The
Manager  provides  information  to the  Board  about the  concessions  paid to brokers furnishing such services,  together with the Manager's  representation that the amount of such  concessions  was  reasonably  related to the value or benefit of such services.

-----------------------------------------------------------------------
  Fiscal Year Ended    Total Brokerage Commissions Paid by the Fund1
       12/31:
-----------------------------------------------------------------------
-----------------------------------------------------------------------
        2000                             $349,7692
-----------------------------------------------------------------------
-----------------------------------------------------------------------
        2001                             $284,8423
-----------------------------------------------------------------------
-----------------------------------------------------------------------
        2002                             $273,5584
-----------------------------------------------------------------------
1.    Amounts do not include spreads or concessions on principal  transactions on a net trade basis.
2.    In the fiscal year ended 12/31/00,  the amount of transactions  directed to brokers  for  research  services  was  $7,387,741  and the amount of the concessions paid to broker-dealers for those services was $14,632.
3.    In the fiscal year ended 12/31/01,  the amount of transactions  directed to brokers  for  research  services  was  $3,311,816  and the amount of the concessions paid to broker-dealers for those services was $4,810.
4.    During  the  fiscal  year ended  12/31/02,  the  amount of  transactions directed to brokers for research  services was  $10,864,286  and the amount of the commissions paid to broker-dealers for those services was $16,568.

Distribution and Service Plans

The  Distributor.  Under its General  Distributor's  Agreement  with the Fund, the  Distributor  acts as the Fund's  principal  underwriter in the continuous public  offering of the Fund's  different  classes of shares of the Fund.  The
Distributor  bears the  expenses  normally  attributable  to sales,  including advertising  and the cost of  printing  and mailing  prospectuses,  other than those furnished to existing shareholders.  The Distributor is not obligated to sell a specific number of shares.

The sales  charges and  concessions  paid to, or retained by, the  Distributor from the sale of  shares or on the  redemption  of shares  during  the  Fund's three most recent  fiscal  years,  and the  contingent  deferred  sales charge retained by the  Distributor  on the  redemption of shares for the most recent fiscal  year  below.  Class N shares  were not  publicly  offered  during  the
Fund's  fiscal  year's  depicted and  therefore are not included in any of the charts located in this section of the Statement of Additional Information.

         ----------------------------------------------------------------
         Fiscal Year    Aggregate  Class A

                                               Aggregate
                                   Front-End   Front-End   Class M
                        Front-End  Sales       Sales       Front-End
                        Sales      Charges     Charges on  Sales
                        Charges    Retained    Class M     Charges
                        on Class   by          Shares      Retained by
         Ended 12/31:   A Shares   Distributor1            Distributor1
         ----------------------------------------------------------------
         ----------------------------------------------------------------
              2000       $580,724   $160,280
                                               $86,526        $12,604

         ----------------------------------------------------------------
         ----------------------------------------------------------------
              2001       $342,426    $89,216   $48,900        $6,024
         ----------------------------------------------------------------
         ----------------------------------------------------------------
              2002       $245,040    $62,691   $26,914        $5,185
         ----------------------------------------------------------------
1.    Includes  amounts  retained by a  broker-dealer  that is an affiliate of the parent of the Distributor.

----------------------------------------------------------------------------------
               Concessions  Concessions                              Concessions
                                          Concessions   Concessions
Fiscal Year    on Class A   on Class B    on Class C    on Class M   on Class N
Ended 12/31:   Shares       Shares        Shares        Shares       Shares
               Advanced by  Advanced by   Advanced by   Advanced by  Advanced by
               Distributor1 Distributor1  Distributor1  Distributor1 Distributor1
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
     2000        $76,275     $1,524,129     $206,428      $206,428     $206,428
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
     2001        $43,302      $625,374       $82,640        $-6         $1232
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
     2002        $24,972      $367,794       $48,707         $0         $2,617
----------------------------------------------------------------------------------
1.    Includes  amounts  retained by a  broker-dealer  that is an affiliate of the parent of the Distributor.
2.    The inception of Class N shares was March 1, 2001.

----------------------------------------------------------------------------------
Fiscal   Class A      Class B        Class C         Class M       Class N
         Contingent
         Deferred     Contingent     Contingent      Contingent    Contingent
         Sales        Deferred       Deferred Sales  Deferred      Deferred
Year     Charges      Sales Charges  Charges         Sales Charge  Sales Charge
Ended    Retained by  Retained by    Retained by     Retained by   Retained by
12/31:   Distributor  Distributor    Distributor     Distributor   Distributor
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
  2002      $2,677       $878,780        $8,296           $0            $24
----------------------------------------------------------------------------------

Distribution  and  Service  Plans.  The Fund has  adopted a  Service  Plan for
Class A shares and  Distribution and Service Plans for Class B, Class C, Class
M and Class N shares under Rule 12b-1 of the  Investment  Company  Act.  Under those  plans the Fund pays the  Distributor  for all or a portion of its costs incurred in connection with the  distribution  and/or  servicing of the shares of the particular class.

      Each  plan  has  been  approved  by a vote  of the  Board  of  Trustees,
including a majority of the Independent Trustees1,   cast  in   person   at  a
meeting called for the purpose of voting on that plan.

      Under the plans,  the Manager and the  Distributor  may make payments to affiliates and, in their sole discretion,  from time to time may use their own resources  (at no  direct  cost to the  Fund)  to make  payments  to  brokers, dealers or other financial  institutions for  distribution and  administrative services they  perform.  The Manager may use its profits from the advisory fee it receives from the Fund. In their sole  discretion,  the Distributor and the
Manager may increase or decrease  the amount of payments  they make from their own resources to plan recipients.

      Unless a plan is terminated as described  below,  the plan  continues in effect  from year to year but only if the  Fund's  Board of  Trustees  and its
Independent  Trustees  specifically  vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting  called for the purpose of voting on  continuing  the plan.  A plan may be  terminated  at any time by the  vote of a  majority  of the  Independent  Trustees  or by the vote of the holders of a  "majority"  (as defined in the  Investment  Company  Act) of the outstanding shares of that class.

      The Board of Trustees  and the  Independent  Trustees  must  approve all material  amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be  approved by  shareholders  of the class  affected  by  the  amendment.  Because  Class  B  shares  of  the  Fund automatically  convert into Class A shares 72 months after purchase,  the Fund must  obtain  the  approval  of both  Class A and Class B  shareholders  for a proposed  material  amendment  to the  Class  A  Plan  that  would  materially increase  payments  under the Plan.  That approval must be by a "majority" (as defined in the  Investment  Company  Act) of the shares of each class,  voting separately by class.

      While the plans are in effect,  the  Treasurer of the Fund shall provide separate  written  reports  on the  plans to the  Board of  Trustees  at least quarterly  for  its  review.  The  Reports  shall  detail  the  amount  of all payments  made under a plan and the purpose for which the payments  were made.
Those  reports  are  subject  to the review and  approval  of the  Independent
Trustees.

      Each  plan  states  that  while  it  is in  effect,  the  selection  and nomination  of  those  Trustees  of  the  Fund's  parent  Trust  who  are  not
"interested  persons"  of  the  Trust  (or  the  Fund)  is  committed  to  the
discretion   of  the   Independent   Trustees.   This  does  not  prevent  the
involvement of others in the selection and  nomination  process as long as the final  decision as to selection or nomination is approved by a majority of the
Independent Trustees.

      Under the plans for a class,  no payment  will be made to any  recipient in any  quarter in which the  aggregate  net asset value of all Fund shares of that class held by the recipient for itself and its customers  does not exceed a minimum  amount,  if any, that may be set from time to time by a majority of the Independent  Trustees.  The Board of Trustees has set no minimum amount of assets to qualify for payments under the plans.

      |X| Class A Service  Plan  Fees.  Under  the Class A service  plan,  the
Distributor  currently uses the fees it receives from the Fund to pay brokers,
dealers  and  other   financial   institutions   (they  are   referred  to  as
"recipients")  for personal  services and account  maintenance  services  they provide for their  customers  who hold Class A shares.  The services  include, among  others,  answering  customer  inquiries  about the Fund,  assisting  in
establishing  and  maintaining   accounts  in  the  Fund,  making  the  Fund's
investment  plans available and providing other services at the request of the
Fund or the Distributor.  The Class A service plan permits  reimbursements  to the  Distributor  at a rate of up to 0.25% of  average  annual  net  assets of
Class A shares.  While the plan  permits  the Board to  authorize  payments to the  Distributor  to reimburse  itself for services  under the plan, the Board has not yet done so, except in the case of the special  arrangement  described below.  The  Distributor  makes  payments to plan  recipients  quarterly at an annual rate not to exceed  0.25% of the average  annual net assets  consisting of Class A shares held in the accounts of the recipients or their customers.

      For the fiscal year ended  December 31, 2002 payments  under the Class A
Plan  totaled  $449,951.  That  included  $30,596  paid to an affiliate of the
Distributor's  parent  company.  The amount  retained by the  Distributor  was
$570. Any unreimbursed  expenses the Distributor  incurs with respect to Class
A shares in any fiscal year  cannot be  recovered  in  subsequent  years.  The
Distributor  may not use payments  received  under the Class A Plan to pay any of its interest  expenses,  carrying  charges,  or other  financial  costs, or allocation of overhead.

      |X|  Class B,  Class C,  Class M and Class N  Service  and  Distribution
Plan Fees. Under each plan,  service fees and  distribution  fees are computed on the  average  of the net asset  value of shares  in the  respective  class, determined  as of the close of each  regular  business  day during the period.
The  Class B,  Class C and Class N plans  provide  for the  Distributor  to be
compensated   at  a  flat  rate  for  its  services,   whether  its  costs  in
distributing  Class B, Class C and Class N shares and  servicing  accounts are more or less than the  amounts  paid by the Fund under the plan for the period for  which the fee is paid.  The Class M plan  allows  the  Distributor  to be reimbursed  for its  services  and costs in  distributing  Class M shares  and servicing  accounts.  The  types  of  services  that  recipients  provide  are similar to the services  provided  under the Class A service  plan,  described above.

      The Class B, Class C and Class N plans permit the  Distributor to retain both the  asset-based  sales charges and the service fees or to pay recipients the service fee on a quarterly  basis,  without  payment in advance.  However, the  Distributor  currently  intends to pay the service fee to  recipients  in advance  for the first year after the  shares are  purchased.  After the first year shares are  outstanding,  the  Distributor  makes  service  fee  payments quarterly  on those  shares.  The  advance  payment  is based on the net asset value of shares  sold.  Shares  purchased  by  exchange do not qualify for the advance  service fee  payment.  If shares are  redeemed  during the first year after their  purchase,  the recipient of the service fees on those shares will be  obligated  to repay the  Distributor  a pro rata  portion  of the  advance payment of the service fee made on those shares.

      The  Distributor  retains the  asset-based  sales  charge on Class B and
Class M shares.  It may pay  dealers  who sell Class M shares a portion of the asset-based  sales  charge  it  receives  on  Class M  shares,  as  additional compensation.  The Distributor  retains the asset-based  sales charge on Class
C shares  during  the  first  year the  shares  are  outstanding.  It pays the asset-based sales charge as an ongoing  concession to the recipient on Class C shares  outstanding  for a year or more.  If a dealer has a special  agreement with the  Distributor,  the  Distributor  will pay the Class B and/or  Class C service fee and the asset-based  sales charge to the dealer  quarterly in lieu of paying  the sales  concessions  and  service  fee in advance at the time of purchase.  The  Distributor  retains the asset  based sales  charge on Class N shares.

      The  asset-based  sales  charges  on Class B, Class C and Class N shares allow  investors to buy shares without a front-end sales charge (and the Class
M  asset-based  sales  charge  allows  investors  to buy  shares  at a reduced front-end sales charge) while allowing the  Distributor to compensate  dealers that sell those  shares.  The Fund pays the  asset-based  sales charges to the
Distributor for its services rendered in distributing  Class B, Class C, Class
M  and  Class  N  shares.   The  payments  are  made  to  the  Distributor  in
recognition that the Distributor:
o     pays sales concessions to authorized  brokers and dealers at the time of sale and pays service fees as described above,
o     may  finance  payment of sales  concessions  and/or  the  advance of the service fee  payment to  recipients  under the plans,  or may provide such  financing  from its own  resources or from the  resources of an affiliate,
o     employs personnel to support distribution of shares, and
o     bears  the  costs  of sales  literature,  advertising  and  prospectuses
         (other than those furnished to current  shareholders) and state "blue sky" registration fees and certain other distribution expenses.
o     may not be able to adequately compensate dealers that sell Class B,
         Class C and Class N shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o     receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
o     may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o     may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
o     may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

      When Class B, Class C, or Class N shares are sold without the designation of a broker-dealer, the Distributor is automatically designated as the broker-dealer of record. In those cases, the Distributor retains the service fee and asset-based sales charge paid on Class B, Class C and Class N shares.

      The  Distributor's  actual expenses in selling Class B, Class C, Class M and  Class N  shares  may be more  than  the  payments  it  receives  from the contingent  deferred sales charges  collected on redeemed  shares and from the
Fund  under the plans.  If any plan is  terminated  by the Fund,  the Board of
Trustees  may allow the Fund to  continue  payments of the  asset-based  sales charge  to the  Distributor  for  distributing  shares  before  the  plan  was terminated.

--------------------------------------------------------------------------------

     Distribution Fees Paid to the Distributor for the Year Ended 12/31/02
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class:         Total        Amount         Distributor's       Distributor's
                                                               Unreimbursed
                                           Aggregate           Expenses as %
               Payments     Retained by    Unreimbursed        of Net Assets
               Under Plan1  Distributor    Expenses Under Plan of Class
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Plan    $2,136,213    $1,626,563       $3,601,847           2.33%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Plan     $664,349      $50,647         $1,756,866           2.88%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class M Plan     $899,200      $314,268           None               N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Plan      $1,023        $1,005           $5,646             1.46%
--------------------------------------------------------------------------------
1.    Includes  amounts  paid  to an  affiliate  of the  Distributor's  parent company:  $14,127  (Class B),  $15,134  (Class C),  $11,293  (Class M) and
    $14 (Class N).

      All payments under the plans are subject to the  limitations  imposed by the Conduct Rules of the National  Association of Securities Dealers,  Inc. on
payments of asset-based sales charges and service fees.

Performance of the Fund

Explanation  of Performance  Terminology.  The Fund uses a variety of terms to illustrate  its  investment  performance.  Those terms  include  "standardized yield,"  "dividend  yield," "average annual total return,"  "cumulative  total return,"  "average  annual total return at net asset value" and "total  return at net asset  value."  An  explanation  of how yields  and total  returns  are calculated  is set forth below.  The charts below show the Fund's  performance as of its most  recent  fiscal  year end for its  classes  of shares  that are
currently   offered  to  investors.   You  can  obtain   current   performance
information  by calling  the Fund's  Transfer  Agent at  1.800.525.7048  or by
visiting       the       OppenheimerFunds       Internet       website      at
http://www.oppenheimerfunds.com.

      The Fund's  illustrations of its performance data in advertisements must comply  with rules of the  Securities  and  Exchange  Commission.  Those rules describe  the types of  performance  data that may be used and how it is to be calculated.  In general, any advertisement by the Fund of its performance data must include the average  annual  total  returns for the  advertised  class of shares of the Fund.  Those  returns  must be shown for the 1-, 5- and  10-year periods  (or the life of the class,  if less)  ending as of the most  recently ended calendar quarter prior to the publication of the  advertisement  (or its submission  for  publication).  Certain  types of  yields  may also be  shown, provided  that they are  accompanied  by  standardized  average  annual  total returns.

      Use of  standardized  performance  calculations  enables an  investor to compare the Fund's  performance to the performance of other funds for the same periods.  However,  a number of factors should be considered  before using the
Fund's   performance   information  as  a  basis  for  comparison  with  other
investments:

o     Yields and total  returns  measure  the  performance  of a  hypothetical account in the Fund over various  periods and do not show the  performance  of each  shareholder's  account.  Your account's  performance  will vary from the model  performance  data if your dividends are received in cash, or you buy or sell shares during the period,  or you bought your shares at a different  time and price than the shares used in the model.
o     The Fund's  performance  returns do not  reflect  the effect of taxes on dividends or capital gains distributions.
o     An  investment  in the  Fund is not  insured  by the  FDIC or any  other government agency.
o     The  principal  value of the  Fund's  shares,  and its  yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
o     When an investor's  shares are redeemed,  they may be worth more or less than their original cost.
o     Yields and total returns for any given past period represent  historical performance  information  and  are  not,  and  should  not  be  considered,  a prediction of future yields or returns.

      The  performance  of each class of shares is shown  separately,  because the  performance  of each class of shares will usually be  different.  That is because of the different  kinds of expenses  each class bears.  The yields and total  returns  of each  class of  shares of the Fund are  affected  by market conditions,  the  quality of the Fund's  investments,  the  maturity  of those investments,  the  types of  investments  the Fund  holds,  and its  operating expenses that are allocated to the particular class.

      |X| Yields.  The Fund uses a variety of different  yields to  illustrate its current  returns.  Each class of shares  calculates  its yield  separately because of the different expenses that affect each class.

o     Standardized  Yield. The  "standardized  yield"  (sometimes  referred to just as  "yield") is shown for a class of shares for a stated  30-day  period.
It is not based on actual  distributions  paid by the Fund to  shareholders in the 30-day period,  but is a hypothetical  yield based upon the net investment income  from  the  Fund's  portfolio  investments  for  that  period.  It  may therefore  differ  from the  "dividend  yield"  for the same  class of shares, described below.

      Standardized  yield is calculated using the following  formula set forth in rules  adopted by the  Securities  and  Exchange  Commission,  designed  to assure uniformity in the way that all funds calculate their yields:

------------------------------------------------------------------------------
                               [OBJECT OMITTED]
------------------------------------------------------------------------------
      The symbols above represent the following factors:
      a =  dividends and interest earned during the 30-day period.
      b =  expenses accrued for the period (net of any expense assumptions).
      c =  the  average  daily  number  of shares  of that  class  outstanding during the 30-day period that were entitled to receive dividends.
      d =  the maximum  offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

      The  standardized  yield for a particular  30-day period may differ from the yield for other  periods.  The SEC formula  assumes that the  standardized yield for a 30-day  period  occurs at a constant  rate for a six-month  period and is annualized at the end of the six-month period.
Additionally,  because each class of shares is subject to different  expenses, it is likely  that the  standardized  yields of the  Fund's  classes of shares will differ for any 30-day period.

o     Dividend  Yield.  The Fund may quote a  "dividend  yield" for each class of its shares.  Dividend  yield is based on the  dividends  paid on a class of shares during the actual dividend  period.  To calculate  dividend yield,  the dividends of a class declared during a stated period are added  together,  and the sum is  multiplied  by 12 (to  annualize  the  yield)  and  divided by the maximum  offering  price on the last day of the dividend  period.  The formula is shown below:

            Dividend  Yield  =  dividends  paid x  12/maximum  offering  price
(payment date)

      The maximum  offering price for Class A and Class M shares  includes the current  maximum  initial sales charge.  The maximum  offering price for Class
B,  Class C and  Class N shares  is the net asset  value  per  share,  without considering the effect of contingent  deferred sales charges.  The Class A and
Class M  dividend  yields may also be quoted  without  deducting  the  maximum initial sales charge.

  -----------------------------------------------------------------------------
            The Fund's Yields for the 30-Day Periods Ended 12/31/02
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  Class of          Standardized Yield                 Dividend Yield
  Shares
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
                 Without           After          Without           After
                  Sales            Sales           Sales            Sales
                  Charge          Charge           Charge          Charge
                  (NAV)            (MOP)           (NAV)            (MOP)
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  Class A         4.95%            4.67%           7.31%            6.89%
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  Class B         4.13%             N/A            6.45%             N/A
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  Class C         4.16%             N/A            6.47%             N/A
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  Class M         4.41%            4.26%           6.65%            6.44%
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  Class N         4.60%             N/A            6.70%             N/A
  -----------------------------------------------------------------------------

      |X|  Total  Return  Information.  There  are  different  types of "total returns"  to measure  the Fund's  performance.  Total  return is the change in value of a hypothetical  investment in the Fund over a given period,  assuming
that  all  dividends  and  capital  gains   distributions  are  reinvested  in
additional  shares  and  that the  investment  is  redeemed  at the end of the period.  Because of  differences  in  expenses  for each class of shares,  the total returns for each class are separately  measured.  The  cumulative  total return  measures the change in value over the entire period (for example,  ten years).  An average  annual  total return shows the average rate of return for each year in a period that would produce the cumulative  total return over the entire  period.  However,  average  annual  total  returns do not show  actual year-by-year  performance.  The Fund uses  standardized  calculations  for its total returns as prescribed by the SEC. The methodology is discussed below.

            In  calculating  total  returns  for Class A shares,  the  current maximum sales charge of 5.75%,  and for Class M, the current  maximum  initial sales  charge of 3.25% (as a  percentage  of the  offering  price) is deducted from the initial  investment  ("P")  (unless the return is shown without sales charge,  as described  below).  For Class B shares,  payment of the applicable contingent deferred sales
charge is  applied,  depending  on the  period  for which the return is shown:
5.0% in the first year,  4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth
      year  and none  thereafter.  For  Class C  shares,  the 1.0%  contingent deferred  sales  charge is deducted  for returns  for the 1-year  period.  For
Class N shares,  the 1%  contingent  deferred  sales  charge is  deducted  for returns for the one year period.  Class N total returns may also be calculated for the  periods  prior to 3/1/01  (the  inception  date for Class N  shares), based on the Fund's  Class A returns,  adjusted to reflect the higher  Class N
12b-1 fees.

o     Average Annual Total Return.  The "average  annual total return" of each class is an  average  annual  compounded  rate of  return  for each  year in a specified  number of years.  It is the rate of return  based on the  change in value of a  hypothetical  initial  investment  of $1,000  ("P" in the  formula below)  held for a number of years ("n" in the  formula)  to achieve an Ending
Redeemable Value ("ERV" in the formula) of that  investment,  according to the following formula:

------------------------------------------------------------------------------
                               [OBJECT OMITTED]
------------------------------------------------------------------------------

|_|   Average Annual Total Return (After Taxes on Distributions). The
"average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes
(calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below)
held for a number of years ("n" in the formula) to achieve an ending value
("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

ATVD        - 1=  Average Annual Total Return (After Taxes on
----
1/n         Distributions)
  P

|_|   Average Annual Total Return (After Taxes on Distributions and
Redemptions).  The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period.
It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR       - 1=  Average Annual Total Return (After Taxes on
-----
1/n         Distributions and Redemption)
  P
--------------------------------------------------------------------------
  Average Annual Total Returns for Class A Shares (After Sales Charge)
                     For the Periods Ended 12/31/02
--------------------------------------------------------------------------
--------------------------------------------------------------------------
                                 1-Year         5-Year        10-Year
                                                            (or life of
                                                               class)
--------------------------------------------------------------------------
--------------------------------------------------------------------------
After Taxes on Distributions    -11.87%        -1.78%1         4.50%1
--------------------------------------------------------------------------
--------------------------------------------------------------------------
After Taxes on                   -6.19%        -0.35%1         4.77%1
Distributions and
Redemption of Fund Shares
--------------------------------------------------------------------------
   1. Inception date of Class A: 5/1/95

o     Cumulative  Total Return.  The  "cumulative  total  return"  calculation measures the change in value of a  hypothetical  investment  of $1,000 over an entire  period of years.  Its  calculation  uses some of the same  factors  as average annual total return,  but it does not average the rate of return on an annual basis.  Cumulative total return is determined as follows:

------------------------------------------------------------------------------
                               [OBJECT OMITTED]
------------------------------------------------------------------------------
o     Total  Returns at Net Asset  Value.  From time to time the Fund may also quote a  cumulative  or an average  annual  total  return "at net asset value"
(without  deducting  sales  charges) for Class A, Class B, Class C, Class M or
Class N shares.  Each is based on the  difference in net asset value per share at the  beginning and the end of the period for a  hypothetical  investment in that class of shares  (without  considering  front-end or contingent  deferred sales charges) and takes into  consideration the reinvestment of dividends and capital gains distributions.

---------------------------------------------------------------------------------
            The Fund's Total Returns for the Periods Ended 12/31/02
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class of   Cumulative Total             Average Annual Total Returns
Shares    Returns (10 years
          or life of class)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                                  1-Year           5-Years          10-Years
                                                 (or life of      (or life of
                                                    class)           class)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
          After     Without  After    Without  After   Without  After    Without
          Sales     Sales    Sales    Sales    Sales   Sales    Sales    Sales
           Charge    Charge   Charge   Charge  Charge   Charge   Charge  Charge
           (MOP)*    (NAV)    (MOP)    (NAV)    (MOP)   (NAV)    (MOP)    (NAV)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class A1   57.26%    66.86%  -11.96%   -6.59%   0.80%   2.00%    6.08%1  6.91%1
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class B2   59.51%    59.51%  -11.86%   -7.44%   0.91%   1.19%    6.28%    6.28%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class C3   34.89%    34.89%   -8.28%   -7.39%  1.21%3   1.21%3   4.50%    4.50%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class M4   103.57%  110.41%  -10.17%   -7.16%   0.81%   1.48%    7.37%    7.72%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class N5   -9.73%    -9.73%   -7.81%   -6.92%  -5.43%   -5.43%    N/A      N/A
---------------------------------------------------------------------------------
1.    Life-of-class performance is shown from inception of Class A: 5/1/95.
2.    Life-of-class performance is shown from inception of Class B: 5/1/95.
3.    Life-of-class performance is shown from inception of Class C: 3/11/96.
4.    Inception of Class M: 6/3/86.
5.    Inception of Class N: 3/1/01.
*  The maximum offering price

Other Performance  Comparisons.  The Fund compares its performance annually to that of an  appropriate  broadly-based  market  index in its Annual  Report to shareholders.  You can obtain that  information  by  contacting  the  Transfer
Agent  at the  addresses  or  telephone  numbers  shown  on the  cover of this
Statement  of   Additional   Information.   The  Fund  may  also  compare  its
performance to that of other  investments,  including  other mutual funds,  or use rankings of its performance by independent  ranking entities.  Examples of these performance comparisons are set forth below.

      |X|  Lipper  Rankings.  From  time to time  the  Fund  may  publish  the ranking  of  the  performance  of  its  classes  of  shares  by  Lipper,  Inc.
("Lipper").  Lipper is a widely-recognized  independent mutual fund monitoring service.  Lipper monitors the performance of regulated  investment  companies, including the Fund, and ranks their  performance  for various periods based on investment  styles.  The  Lipper  performance  rankings  are  based  on  total returns  that  include the  reinvestment  of capital  gain  distributions  and income  dividends but do not take sales  charges or taxes into  consideration.
Lipper also publishes  "peer-group"  indices of the  performance of all mutual funds in a category  that it monitors and averages of the  performance  of the funds in particular categories.

      |X|      Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar,
Inc., an independent mutual fund monitoring service.  Morningstar rates mutual funds in their specialized market sector.  The Fund is rated among convertibles.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history,
Morningstar calculates a Morningstar Rating(TM)based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent
performance.   The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5%
receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The
Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

      |X|   Performance   Rankings  and  Comparisons  by  Other  Entities  and
Publications.  From time to time the Fund may  include  in its  advertisements
and  sales  literature  performance   information  about  the  Fund  cited  in
newspapers and other  periodicals  such as The New York Times, The Wall Street
Journal,  Barron's,  or similar  publications.  That  information  may include performance  quotations from other sources,  including Lipper and Morningstar.
The   performance  of  the  Fund's  classes  of  shares  may  be  compared  in
publications   to  the   performance   of  various  market  indices  or  other
investments,  and averages,  performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the Fund's returns to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the
Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the
Oppenheimer funds themselves.  Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

   From time to time,  the Fund may  include in its  advertisements  and sales literature the total return  performance of a hypothetical  investment account that includes  shares of the fund and other  Oppenheimer  funds.  The combined account  may be  part of an  illustration  of an  asset  allocation  model  or similar  presentation.  The  account  performance  may  combine  total  return performance of the fund and the total return  performance of other Oppenheimer funds  included in the account.  Additionally,  from time to time,  the Fund's
advertisements   and  sales  literature  may  include,   for  illustrative  or
comparative  purposes,  statistical data or other information about general or specific market and economic conditions that may include, for example:

o     information  about the performance of certain  securities or commodities markets or segments of those markets,
o     information  about  the  performance  of  the  economies  of  particular countries or regions,
o     the   earnings  of   companies   included  in  segments  of   particular
      industries, sectors, securities markets, countries or regions,
o     the  availability  of  different  types of  securities  or  offerings of securities,
o     information relating to the gross national or gross domestic product of the United States or other countries or regions,
o     comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

ABOUT your account

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink.  When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an
                     ---
Asset Builder Plan (described below) can be established on a new account.
Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House
("ACH") transfer to buy the shares.  Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange ("the Exchange"). The Exchange normally closes at 4:00 P.M., but may close earlier on certain days.  If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day.  The proceeds of ACH transfers are normally received by the
Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges.  As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales.  No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the
Distributor or dealer or broker incurs little or no selling expenses.

      |X|   Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
o     Class A and Class B shares you purchase for your individual accounts
            (including IRAs and 403(b) plans), or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
o     Current purchases of Class A and Class B shares of the Fund and other
            Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
o     Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of
            Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

The Oppenheimer Funds.  The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer Bond Fund                     Oppenheimer Municipal Bond Fund
Oppenheimer California Municipal Fund     Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer New York Municipal Fund
Oppenheimer Capital Preservation Fund     Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Capital Income Fund           Oppenheimer Quest Balanced Value Fund
                                          Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Champion Income Fund          Inc.
                                          Oppenheimer  Quest  Global  Value  Fund,
Oppenheimer Convertible Securities Fund   Inc.
Oppenheimer Developing Markets Fund       Oppenheimer Quest Opportunity Value Fund
Oppenheimer Disciplined Allocation Fund   Oppenheimer Quest Value Fund, Inc.
Oppenheimer Discovery Fund                Oppenheimer Real Asset Fund
                                          Oppenheimer      Rochester      National
Oppenheimer Emerging Growth Fund          Municipals
Oppenheimer Emerging Technologies Fund    Oppenheimer Senior Floating Rate Fund
Oppenheimer Enterprise Fund               Oppenheimer Small Cap Value Fund
Oppenheimer Europe Fund                   Oppenheimer Strategic Income Fund
Oppenheimer Global Fund                   Oppenheimer Total Return Fund, Inc.
Oppenheimer Global Growth amp; Income Fund   Oppenheimer Trinity Core Fund
                                          Oppenheimer  Trinity  Large  Cap  Growth
Oppenheimer Gold amp; Special Minerals Fund  Fund
Oppenheimer Growth Fund                   Oppenheimer Trinity Value Fund
Oppenheimer High Yield Fund               Oppenheimer U.S. Government Trust
Oppenheimer International Bond Fund       Oppenheimer Value Fund
Oppenheimer International Growth Fund     Limited-Term New York Municipal Fund
Oppenheimer  International  Small Company
Fund                                      Rochester Fund Municipals
Oppenheimer Limited-Term Government Fund  OSM1- Gartmore Millennium Growth Fund II
Oppenheimer Limited Term Municipal Fund   OSM1 - Jennison Growth Fund
Oppenheimer  Main Street  Growth amp; Income OSM1 -  Mercury  Advisors  Samp;P 500 Index
Fund                                      Fund
                                          OSM1 -  Mercury  Advisors  Focus  Growth
Oppenheimer Main Street Opportunity Fund  Fund
Oppenheimer Main Street Small Cap Fund    OSM1 - QM Active Balanced Fund
Oppenheimer MidCap Fund                   OSM1 - Salomon Brothers All Cap Fund
Oppenheimer Multiple Strategies Fund
And the following money market funds:

Centennial America Fund, L. P.            Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust
Centennial Government Trust               Oppenheimer Cash Reserves
Centennial Money Market Trust             Oppenheimer Money Market Fund, Inc.
1 - "OSM" stands for Oppenheimer Select Managers

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds and Oppenheimer Senior Floating Rate Fund. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent.  Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares.  The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period.  You can include purchases made up to 90 days before the date of the Letter.  Letters of
Intent do not consider Class C or Class N shares you purchase or may have purchased.

      A Letter of Intent is an investor's statement in writing to the
Distributor of the intention to purchase Class A shares or Class A and Class
B shares of the Fund (and other Oppenheimer funds) during a 13-month period
(the "Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter.  The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter.  Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares.  Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of
Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time).  The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the
Terms of Escrow.  Also, the investor agrees to be bound by the terms of the
Prospectus, this Statement of Additional Information and the application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases.  If total eligible purchases during the
Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate.
That adjustment will be made only if and when the dealer returns to the
Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases.  The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the
Distributor's receipt thereof.

      The  Transfer  Agent  will not hold  shares in escrow for  purchases  of shares of the Fund and other Oppenheimer funds by  OppenheimerFunds  prototype
401(k) plans under a Letter of Intent.  If the intended  purchase amount under a Letter of Intent entered into by an  OppenheimerFunds  prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period,  there will be no adjustment of concessions  paid to the  broker-dealer  or financial institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of
Intent period will be deducted.  It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period.  All of such purchases must be made through the Distributor.

      |X|   Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary)
made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent.  For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase).  Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the 13-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the 13-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time.  That sales charge adjustment will apply to any shares redeemed prior to the completion of the
Letter.  If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges.  Full and fractional shares remaining after such redemption will be released from escrow.  If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5.    The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a)   Class A shares sold with a front-end sales charge or subject to a Class
            A contingent deferred sales charge,
(b)   Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)   Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset
Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to
November 1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder
Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus.  Asset Builder Plans are available only if your bank is an ACH member.  Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. Asset Builder Plans also enable shareholders of
Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the
Fund, your bank account will be debited automatically.  Normally the debit will be made two business days prior to the investment dates you selected on your application.  Neither the Distributor, the Transfer Agent nor the Fund
shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the
Distributor) and request an application from the Distributor.  Complete the application and return it.  You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent.  The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them.  The Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice.

Retirement Plans. Certain types of retirement plans are entitled to purchase shares of the Fund without sales charge or at reduced sales charge rates, as described in Appendix C to this Statement of Additional Information. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by
Merrill Lynch Pierce Fenner amp; Smith, Inc. ("Merrill Lynch") or an independent record keeper that has a contract or special arrangement with Merrill Lynch.
If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $3 million in assets (other than assets invested in money market funds) invested in applicable investments, then the retirement plan may purchase only Class B shares of the Oppenheimer funds. Any retirement plans in that category that currently invest in Class B shares of the Fund will have their Class B shares converted to Class A shares of the Fund when the plan's applicable investments reach $5 million.
OppenheimerFunds has entered into arrangements with certain record keepers whereby the Transfer Agent compensates the record keeper for its record keeping and account servicing functions that it performs on behalf of the participant level accounts of a retirement plan.  While such compensation may act to reduce the record keeping fees charged by the retirement plan's record keeper, that compensation arrangement may be terminated at any time, potentially affecting the record keeping fees charged by the retirement plan's record keeper.

Cancellation of Purchase Orders.  Cancellation of purchase orders for the
Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund.  However, each class has different shareholder privileges and features.  The net income attributable to Class B, Class C or Class N shares and the dividends payable on Class B,
Class C or Class N shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class
A shares normally are sold subject to an initial sales charge. While Class B,
Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and
Class N shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund.  A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).
That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

Class A Shares Subject to a Contingent Deferred Sales Charge. For purchases of Class A shares at net asset value whether or not subject to a contingent deferred sales charge as described in the Prospectus, no sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan. Additionally, that concession will not be paid on purchases of Class A shares by a retirement plan made with the redemption proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than 18 months.

      |X|   Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of
Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended.
In that event, no further conversions of Class B shares would occur while that suspension remained in effect.  Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X|   Availability of Class N Shares.  In addition to the description of the types of retirement plans which may purchase Class N shares contained in the prospectus, Class N shares also are offered to the following:
o     to all rollover IRAs (including SEP IRAs and SIMPLE IRAs),
o     to all rollover contributions made to Individual 401(k) plans,
   Profit-Sharing Plans and Money Purchase Pension Plans,
o     to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and
   Ascender retirement plans,
o     to all trustee-to-trustee IRA transfers,
o     to all 90-24 type 403(b) transfers,
o     to Group Retirement Plans (as defined in Appendix C to this Statement of Additional Information) which have entered into a special agreement with the Distributor for that purpose,
o     to Retirement Plans qualified under Sections 401(a) or 401(k) of the
   Internal Revenue Code, the recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor,
o     to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is $500,000 or more,
o     to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more
   Oppenheimer funds.
o     to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the broker-dealer or financial advisor and the Distributor for that purpose.

      The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:
o     purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds
            (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds),
o     purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of  Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an
            OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), and
o     on purchases of Class N shares by an OppenheimerFunds-sponsored
            Pinnacle or Ascender 401(k) plan made with the redemption
            proceeds of Class A shares of one or more Oppenheimer funds.

      No sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class N shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.

      |X|   Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs.  Those expenses are paid out of the
Fund's assets and are  not paid directly by shareholders.  However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses.
General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class.  Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses,
Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class.  Examples of such expenses include distribution and  service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Account Fees. As stated in the Prospectus, a $12 annual fee is assessed on any account valued at less than $500. This fee will not be assessed on the following accounts:
o     Accounts that have balances below $500 due to the automatic conversion of shares from Class B to Class A shares;
o     Accounts with an active Asset Builder Plan, payroll deduction plan or a military allotment plan;
o     OppenheimerFunds-sponsored group retirement accounts that are making continuing purchases;
o     Certain accounts held by broker-dealers through the National Securities
      Clearing Corporation; and
o     Accounts that fall below the $500 threshold due solely to market fluctuations within the 12-month period preceding the date the fee is deducted.

      The fee is automatically deducted from qualifying accounts annually on or about the second to last business day of September.  This annual fee is waived for any shareholders who elect to access their account documents through electronic document delivery rather than in paper copy and who elect to utilize the Internet or PhoneLink as their primary source for their general servicing needs.  To sign up to access account documents electronically via eDocs Direct, please visit the Service Center on our website at WWW.OPPENHEIMERFUNDS.COM or call 1.888.470.0862 for instructions.
           ------------------------

Determination of Net Asset Values Per Share.  The net asset values per share of each class of shares of the Fund are determined as of the close of business of the Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding.  The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday).  All references to time in this Statement of Additional Information mean "Eastern time." The
Exchange's most recent annual announcement (which is subject to change)
states that it will close on New Year's Day, Presidents' Day, Martin Luther
King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving Day and Christmas Day.  It may also close on other days.

      Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and holidays) or after 4:00 P.M. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares. Additionally, trading on European and
Asian stock exchanges and over-the-counter markets normally is completed before the close of The Exchange.

      Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of The Exchange, will not be reflected in the Fund's calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager, or an internal valuation committee established by the Manager, as applicable, may establish a valuation, under procedures established by the Board and subject to the approval, ratification and confirmation by the Board at its next ensuing meeting.

      |X|   Securities Valuation.  The Fund's Board of Trustees has
established procedures for the valuation of the Fund's securities. In general those procedures are as follows:
o     Equity securities traded on a U.S. securities exchange or on Nasdaq(R)
are valued as follows:
(1)   if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, on that day, or
(2)   if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and
               "asked" prices on the valuation date or, if not,  at the
               closing "bid" price on the valuation date.
o     Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:
(1)   at the last sale price available to the pricing service approved by the
               Board of Trustees, or
(2)   at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
(3)   at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.
o     Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of
Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o     The following securities are valued at the mean between the "bid" and
"asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)   debt instruments that have a maturity of more than 397 days when issued,
(2)   debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)   non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o     The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(1)   money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a
               remaining maturity of 60 days or less, and
(2)   debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
o     Securities (including restricted securities) not having
readily-available market quotations are valued at fair value determined under the Board's procedures.  If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the
"bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities).  The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      The closing prices in the London foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S.
dollars securities that are denominated in foreign currency.

      Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, as determined by a pricing service approved by the Board of Trustees or by the
Manager.  If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on Nasdaq on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on Nasdaq on the valuation date.  If the put, call or future is not traded on an exchange or on Nasdaq, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked"
price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section.  The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received.  If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction.  If the
Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the
Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Reinvestment Privilege.  Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
o     Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
o     Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below.
Reinvestment will be at the net asset value next computed after the Transfer
Agent receives the reinvestment order.  The shareholder must ask the Transfer
Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C, and Class N shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain.  If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment.  Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the
Fund that were redeemed may not include the amount of the sales charge paid.
That would reduce the loss or increase the gain recognized from the redemption.  However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind." The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the
Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment
Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values
Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix.  The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations.
If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days).
The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares.  A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares.  When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B,
Class C and Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans.  Requests for distributions from
OppenheimerFunds-sponsored IRAs, SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to
"Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its
address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information.  The request must:
(1)   state the reason for the distribution;
(2)   state the owner's awareness of tax penalties if the distribution is premature; and
(3)   conform to the requirements of the plan and the Fund's other redemption requirements.

      Participants (other than self-employed plan sponsors) in
OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the
Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts.  The plan administrator or fiduciary must sign the request.

      Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents
(available from the Transfer Agent) must be completed and submitted to the
Transfer Agent before the distribution may be made.  Distributions from retirement plans are subject to withholding requirements under the Internal
Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed.  Unless the shareholder has provided the
Transfer Agent with a certified tax identification number, the Internal
Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld.  The Fund, the Manager, the
Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers.  The
Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers.  Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the
Distributor receives an order placed by the dealer or broker. However, if the
Distributor receives a repurchase order from a dealer or broker after the close of The Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans.  Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares
(having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan.  Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment.  Automatic withdrawals of up to
$1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days.  Required minimum distributions from
OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having
AccountLink privileges (see "How To Buy Shares") may arrange to have
Automatic Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent.  Shares are normally redeemed pursuant to an Automatic
Withdrawal Plan three business days before the payment transmittal date you select in the account application.  If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested.
The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional
Class A share purchases while participating in an Automatic Withdrawal Plan.
Class B, Class C and Class N shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the Class B, Class C or Class N contingent deferred sales charge is waived as described in
Appendix C to this Statement of Additional Information).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated
below.  These provisions may be amended from time to time by the Fund and/or the Distributor.  When adopted, any amendments will automatically apply to existing Plans.

      |X|   Automatic Exchange Plans.  Shareholders can authorize the
Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange
Plan. The minimum amount that may be exchanged to each other fund account is
$50. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to
Exchange Shares" in the Prospectus and below in this Statement of Additional
Information.

Automatic  Withdrawal  Plans.  Fund shares will be  redeemed as  necessary  to meet  withdrawal  payments.  Shares  acquired  without a sales  charge will be redeemed first.  Shares  acquired with reinvested  dividends and capital gains distributions will be redeemed next,  followed by shares acquired with a sales charge,  to the extent necessary to make withdrawal  payments.  Depending upon the amount  withdrawn,  the  investor's  principal  may be depleted.  Payments made under these plans should not be  considered  as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal
Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent.  Neither the
Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the
Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the
Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date.  Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder.
Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent.  The
Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect.  The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current
Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the
Transfer Agent.  The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      To use shares held under the Plan as collateral for a debt, the
Planholder may request issuance of a portion of the shares in certificated form.  Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the
Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A"
shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the Distributor.

o     All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

      The following funds only offer Class A shares:
      Centennial America Fund, L.P.           Centennial New York Tax Exempt
                                              Trust
      Centennial California Tax Exempt Trust  Centennial Tax Exempt Trust
      Centennial Government Trust             Oppenheimer Money Market Fund, Inc.
      Centennial Money Market Trust

      The following funds do not offer Class N shares:
      Oppenheimer California Municipal Fund   Oppenheimer Pennsylvania Municipal
                                              Fund
      Oppenheimer Limited Term Municipal Fund Oppenheimer Rochester National
                                              Municipals
      Oppenheimer Municipal Bond Fund         Oppenheimer Senior Floating Rate
                                              Fund
      Oppenheimer New Jersey Municipal Fund   Limited Term New York Municipal
                                              Fund
      Oppenheimer New York Municipal Fund     Rochester Fund Municipals

      The following funds do not offer Class Y shares:
      Oppenheimer California Municipal Fund   Oppenheimer Limited Term Municipal
                                              Fund
      Oppenheimer Capital Income Fund         Oppenheimer Multiple Strategies
                                              Fund
      Oppenheimer Cash Reserves               Oppenheimer New Jersey Municipal
                                              Fund
      Oppenheimer Champion Income Fund        Oppenheimer New York Municipal Fund
      Oppenheimer Convertible Securities Fund Oppenheimer Pennsylvania Municipal
                                              Fund
      Oppenheimer Disciplined Allocation Fund Oppenheimer Quest Capital Value
                                              Fund, Inc.
      Oppenheimer Developing Markets Fund     Oppenheimer Quest Global Value
                                              Fund, Inc.
      Oppenheimer Gold amp; Special Minerals     Oppenheimer Rochester National
      Fund                                    Municipals
      Oppenheimer International Bond Fund     Oppenheimer Senior Floating Rate
                                              Fund
      Oppenheimer International Growth Fund   Oppenheimer Small Cap Value Fund
      Oppenheimer International Small         Limited Term New York Municipal
      Company Fund                            Fund

o     Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o     Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k)
      plans.
o     Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other
      Oppenheimer funds except Class A shares of Oppenheimer Money Market
      Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o     Class X shares of Limited Term New York Municipal Fund may be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.
o     Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash
      Reserves or Oppenheimer Limited-Term Government Fund.  Only
      participants in certain retirement plans may purchase shares of
      Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer
      Capital Preservation Fund.
o     Class A shares of Oppenheimer Senior Floating Rate Fund are not available by exchange of shares of Oppenheimer Money Market Fund or
      Class A shares of Oppenheimer Cash Reserves.
o     Shares of Oppenheimer Select Managers Mercury Advisors Samp;P Index Fund
      and Oppenheimer Select Managers QM Active Balanced Fund are only available to retirement plans and are available only by exchange from the same class of shares of other Oppenheimer funds held by retirement plans.
o     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.
o     Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the
      Distributor of eligibility for this privilege at the time the shares of
      Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.
o     Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

      The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

      |X|   How Exchanges Affect Contingent Deferred Sales Charges. No
contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

o     When Class A shares of any Oppenheimer fund (other than Rochester
National Municipals and Rochester Fund Municipals) acquired by exchange of
Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged
Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     When Class A shares of Rochester National Municipals and Rochester Fund
Municipals acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior
Floating Rate Fund acquired in the exchange. The Class A shares of
Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating
Rate Fund if they are repurchased before the expiration of the holding period.

o     When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money
Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

o     With respect to Class B shares, the Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

o     With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

o     With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and 403(b) plans)
is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

o     When Class B, Class C or Class N shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |X|   Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account.  The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      |X|   Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy
(which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

Processing  Exchange  Requests.  Shares to be  exchanged  are  redeemed on the regular  business  day the  Transfer  Agent  receives an  exchange  request in proper  form  (the  "Redemption  Date").  Normally,  shares  of the fund to be acquired are  purchased on the  Redemption  Date,  but such  purchases  may be delayed  by either  fund up to five  business  days if it  determines  that it would be  disadvantaged by an immediate  transfer of the redemption  proceeds.
The Fund  reserves  the  right,  in its  discretion,  to refuse  any  exchange request  that may  disadvantage  it. For  example,  if the receipt of multiple exchange  requests  from a dealer might require the  disposition  of portfolio securities at a time or at a price that might be  disadvantageous to the Fund, the Fund may refuse the request.

      When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic
Withdrawal Plan, will be switched to the new fund account unless you tell the
Transfer Agent not to do so.  However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans
cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this
Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request.  In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange.  For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another.  "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases.  The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B,
Class C and Class N shares are expected to be lower than dividends on Class A shares. That is because of the effect of the asset-based sales charge on
Class B, Class C and Class N shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

Dividends, distributions and proceeds of the redemption of Fund shares represented by
checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc.
Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares.
The federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the
Fund and its shareholders.

      The tax discussion in the Prospectus and this Statement of Additional
Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described below.
Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

Qualification as a Regulated Investment Company.  The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal
Revenue Code of 1986, as amended.  As a regulated investment company, the
Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses)
that it distributes to shareholders. That qualification enables the Fund to
"pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax).

      The Internal Revenue Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If it did not qualify as a regulated investment company, the Fund would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

      To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below.  Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

      To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

      In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under that test, at the close of each quarter of the
Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.
For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S.
government securities.

Excise Tax on Regulated Investment Companies. Under the Internal Revenue
Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and
98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.
However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Taxation of Fund Distributions.  The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year.  Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

      Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders.  Long-term capital gains distributions are not eligible for the deduction.  The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the
Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less.  To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

      The Fund may either retain or distribute to shareholders its net capital gain for each taxable year.  The Fund currently intends to distribute any such amounts.  If net long term capital gains are distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

      If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

      Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source.
The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.

      Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as a return of capital to the extent of the shareholder's tax basis in their shares. Any excess will be treated as gain from the sale of those shares, as discussed below. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

      Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund).  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

      The Fund will be required in certain cases to withhold 30% (29% for payments after December 31, 2003) of ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification
                                            -------
number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). All income and any tax withheld by the
Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares.  All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption.

      In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year.  However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal
Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

Foreign Shareholders.  Under U.S. tax law, taxation of a shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

      Ordinary income dividends that are paid by the Fund (and are deemed not
"effectively connected income") to foreign persons will be subject to a U.S.
tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. All income and any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in
March of each year.

      If the ordinary income dividends from the Fund are effectively
                                                     ---
connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the
Fund obtains a properly completed and signed Certificate of Foreign Status.

      If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of
30% (29% for payments after December 31, 2003) on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person. All income and any tax withheld (in this situation) by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

      The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein.
Foreign shareholders are urged to consult their own tax advisors or the U.S.
Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S.
withholding taxes described above.

Dividend Reinvestment in Another Fund.  Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution.
To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account.
Dividends and/or distributions from shares of certain other Oppenheimer funds
(other than Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor.  The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with
OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor.  The Distributor also distributes shares of the other
Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is
a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund.  It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates.  The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance.  Those uninsured balances at times may be substantial.

Independent Auditors. KPMG LLP are the independent auditors of the Fund. They audit the Fund's financial statements and perform other related audit services.  They also act as auditors for certain other funds advised by the
Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
The Board of Trustees and Shareholders of
Oppenheimer Bond Fund Series:
We have audited the accompanying statement of assets and liabilities of
Oppenheimer Convertible Securities Fund, a portfolio of the Bond Fund Series, including the statement of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended.
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December
31,
1999, were audited by other auditors whose report dated January 24, 2000, expressed an unqualified opinion on this information.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting
the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Convertible Securities Fund as of December 31, 2002, the results of
its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting
principles generally accepted in the United States of America.

/s/KPMG LLP
KPMG LLP

Denver, Colorado
January 23, 2003

STATEMENT OF INVESTMENTS December 31, 2002

Principal          Market Value

Amount            See Note 1
-------------------------------------------------------------------------------------------------------------------

Convertible Corporate Bonds and Notes--52.5%
-------------------------------------------------------------------------------------------------------------------
Consumer Discretionary--12.8%
-------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants amp; Leisure--1.9%
Gtech Holdings Corp., 1.75% Cv. Unsec. Debs.,
12/15/21                          $  2,000,000        $    2,560,000
-------------------------------------------------------------------------------------------------------------------
Hilton Hotels Corp., 5% Cv. Sub. Nts.,
5/15/06                                     3,500,000             3,368,750
-------------------------------------------------------------------------------------------------------------------
Royal Carribean Cruises Ltd., Zero Coupon Cv. Sr. Unsec. Unsub. Liquid
Yield Option Nts., 5.30%, 2/2/21
1                                                10,000,000
3,850,000

---------------

9,778,750

-------------------------------------------------------------------------------------------------------------------
Internet amp; Catalog Retail--0.6%
Amazon.com, Inc., 4.75% Cv. Sub. Debs., 2/1/09
2                                   4,000,000             2,955,000
-------------------------------------------------------------------------------------------------------------------
Media--8.1%
America Online, Inc., Zero Coupon Cv. Nts., 4.03%, 12/6/19
1                       8,000,000             4,440,000
-------------------------------------------------------------------------------------------------------------------
Cox Communications, Inc., 0.348% Cv. Sr. Nts.,
2/23/21                             6,000,000             4,342,500
-------------------------------------------------------------------------------------------------------------------
EchoStar Communications Corp., 4.875% Cv. Nts., 1/1/07
2                           5,000,000             4,450,000
-------------------------------------------------------------------------------------------------------------------
Getty Images, Inc., 5% Cv. Sub. Nts., 3/15/07
2                                    4,000,000             3,715,000
-------------------------------------------------------------------------------------------------------------------
Interpublic Group Cos., 1.80% Cv. Sub. Nts.,
9/16/04                               4,000,000             3,505,000
-------------------------------------------------------------------------------------------------------------------
Liberty Media Corp.: 3.25% Exchangeable Sr. Sec. Debs., 3/15/31
(exchangeable for Viacom, Inc., Cl. B common stock)
2                              7,000,000             6,597,500
3.25% Exchangeable Sr. Unsec. Debs., 3/15/31 (exchangeable for Viacom,
Inc., Cl. B common stock or cash based on the value
thereof)                       1,000,000               942,500
4% Exchangeable Sr. Debs., 11/15/29 [exchangeable for Sprint Corp.
(PCS Group), Series 1 common stock or cash based on the value of that
stock]      10,000,000             5,437,500
-------------------------------------------------------------------------------------------------------------------
News America, Inc., Zero Coupon Cv. Liquid Yield Option Nts., 3.51%, 2/28/21
1,2  10,000,000             5,212,500
-------------------------------------------------------------------------------------------------------------------
Omnicom Group, Inc., Zero Coupon Cv. Sr. Unsec. Nts., 0.07%, 7/31/32
1             4,000,000             4,045,000

---------------

42,687,500

-------------------------------------------------------------------------------------------------------------------
Specialty Retail--2.2%
Gap, Inc. (The), 5.75% Cv. Sr. Nts., 3/15/09
2                                     5,000,000             6,262,500
-------------------------------------------------------------------------------------------------------------------
Lowe's Cos., Inc., Zero Coupon Cv. Sr. Unsec. Unsub. Liquid Yield
Option Nts., 2.50%, 2/16/21
1                                                      3,000,000
2,227,500
-------------------------------------------------------------------------------------------------------------------
TJX Cos., Inc. (The), Zero Coupon Cv. Unsec. Sub. Liquid Yield
Option Nts., 1.66%, 2/13/21
1,2                                                    4,000,000
3,285,000

---------------

11,775,000

-------------------------------------------------------------------------------------------------------------------
Energy--3.7%
-------------------------------------------------------------------------------------------------------------------
Energy Equipment amp; Services--1.3%
Pride International, Inc., Zero Coupon Cv. Sub. Debs., 5.50%, 4/24/18
1            8,000,000             3,890,000
-------------------------------------------------------------------------------------------------------------------
Transocean Sedco Forex, Inc., Zero Coupon Cv. Sr. Unsec. Debs.,  3.47%,
5/24/20 1  5,000,000             3,100,000

---------------

6,990,000

                  13 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

STATEMENT OF INVESTMENTS Continued

Principal          Market Value

Amount            See Note 1
-------------------------------------------------------------------------------------------------------------------

Oil amp; Gas--2.4%
Devon Energy Corp., 4.95% Cv. Sr. Unsec. Debs., 8/15/08
(cv. into Chevron Corp. common stock)
$    6,000,000         $   6,067,500
-------------------------------------------------------------------------------------------------------------------
Kerr-McGee Corp., 5.25% Cv. Unsec. Sub. Nts.,
2/15/10                              6,000,000             6,532,500

---------------

12,600,000

-------------------------------------------------------------------------------------------------------------------
Financials--3.5%
-------------------------------------------------------------------------------------------------------------------
Diversified Financials--0.8%
E*TRADE Group, Inc., 6% Cv. Unsec. Sub. Nts.,
2/1/07                               3,000,000             2,246,250
-------------------------------------------------------------------------------------------------------------------
Providian Financial Corp., 3.25% Cv. Sr. Unsec. Nts.,
8/15/05                      3,000,000             2,246,250

---------------

4,492,500

-------------------------------------------------------------------------------------------------------------------
Insurance--1.5%
USFamp;G Corp., Zero Coupon Cv. Sub. Nts., 4.94%, 3/3/09
1                            5,000,000             3,893,750
-------------------------------------------------------------------------------------------------------------------
XL Capital Ltd., Zero Coupon Cv. Sr. Unsec. Debs., 3.14%, 5/23/21
1,2              6,000,000             3,825,000

---------------

7,718,750

-------------------------------------------------------------------------------------------------------------------
Real Estate--1.2%
EOP Operating LP, 7.25% Cv. Sr. Nts., 11/15/08
2                                   6,000,000             6,277,500
-------------------------------------------------------------------------------------------------------------------
Health Care--7.4%
-------------------------------------------------------------------------------------------------------------------
Biotechnology--2.2%
Affymetrix, Inc., 4.75% Cv. Sub. Nts.,
2/15/07                                     3,000,000             2,576,250
-------------------------------------------------------------------------------------------------------------------
Genzyme Corp., 3% Cv. Unsec. Sub. Debs.,
5/15/21                                   4,000,000             3,710,000
-------------------------------------------------------------------------------------------------------------------
ImClone Systems, Inc., 5.50% Cv. Sub. Unsec. Nts.,
3/1/05                          2,000,000             1,400,000
-------------------------------------------------------------------------------------------------------------------
Invitrogen Corp., 5.50% Cv. Unsec. Sub. Nts.,
3/1/07                               4,000,000             3,710,000

---------------

11,396,250

-------------------------------------------------------------------------------------------------------------------
Health Care Equipment amp; Supplies--1.0%
Medtronic, Inc., 1.25% Cv. Nts., 9/15/21
2                                         5,000,000             5,262,500
-------------------------------------------------------------------------------------------------------------------
Health Care Providers amp; Services--0.6%
Quest Diagnostics, Inc., 1.75% Cv. Sr. Unsec. Debs.,
11/30/21                      3,000,000             3,150,000
-------------------------------------------------------------------------------------------------------------------
Pharmaceuticals--3.6%
Alza Corp., Zero Coupon Cv. Unsec. Sub. Debs., 2.81%, 7/28/20
1,2                  5,000,000             3,912,500
-------------------------------------------------------------------------------------------------------------------
Ivax Corp., 5.50% Cv. Sr. Unsec. Sub. Nts.,
5/15/07                                3,500,000             3,128,125
-------------------------------------------------------------------------------------------------------------------
Roche Holdings, Inc., Zero Coupon Cv. Unsec. Unsub. Liquid Yield
Option Nts., 4.78%, 4/20/10
1,2                                                   10,000,000
6,163,000
-------------------------------------------------------------------------------------------------------------------
Sepracor, Inc., 7% Cv. Sub. Debs.,
12/15/05                                        2,000,000
1,660,000
-------------------------------------------------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd., 1.50% Cv. Nts., 10/15/05
2                    4,000,000             4,300,000

---------------

19,163,625

-------------------------------------------------------------------------------------------------------------------
Industrials--4.5%
-------------------------------------------------------------------------------------------------------------------
Commercial Services amp; Supplies--1.0%
Cendant Corp., Zero Coupon Cv. Sr. Debs., 3%,
5/4/21                               2,500,000             2,478,125
-------------------------------------------------------------------------------------------------------------------
CheckFree Corp., 6.50% Cv. Nts.,
12/1/06                                           3,000,000
2,778,750

---------------

5,256,875

                  14 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

Principal          Market Value

Amount            See Note 1
-------------------------------------------------------------------------------------------------------------------

Construction amp; Engineering--0.3%
Shaw Group, Inc. (The), Zero Coupon Cv. Sr. Unsec. Liquid Yield Option
Nts., 0.88%, 5/1/21
1                                                          $
3,000,000         $   1,732,500
-------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates--1.4%
Tyco International Ltd., Zero Coupon Cv. Sr. Unsec. Unsub. Liquid Yield
Option Nts., 0.60%, 11/17/20
1                                                    10,000,000
7,212,500
-------------------------------------------------------------------------------------------------------------------
Machinery--1.4%
Danaher Corp., Zero Coupon Cv. Sr. Unsec. Unsub. Liquid Yield
Option Nts., 2.42%, 1/22/21
1                                                      8,000,000
5,410,000
-------------------------------------------------------------------------------------------------------------------
SystemOne Technologies, Inc.: 8.25% Cv. Sub. Nts., 12/31/05
2                      2,947,809             1,031,733
8.25% Cv. Sub. Nts., 12/31/05
2                                                    2,947,809
1,031,733

---------------

7,473,466

-------------------------------------------------------------------------------------------------------------------
Road amp; Rail--0.4%
GATX Corp., 7.50% Cv. Sr. Unsec. Nts., 2/1/07
2                                    2,000,000             2,160,000
-------------------------------------------------------------------------------------------------------------------
Information Technology--16.5%
-------------------------------------------------------------------------------------------------------------------
Communications Equipment--2.5%
Commscope, Inc., 4% Cv. Unsec. Sub. Nts.,
12/15/06                                 3,500,000             2,852,500
-------------------------------------------------------------------------------------------------------------------
Corning, Inc., 3.50% Cv. Sr. Nts.,
11/1/08                                         5,000,000
3,475,000
-------------------------------------------------------------------------------------------------------------------
Juniper Networks, Inc., 4.75% Cv. Unsec. Sub. Nts.,
3/15/07                        4,500,000             3,510,000
-------------------------------------------------------------------------------------------------------------------
Nortel Networks Corp.:
4.25% Cv. Sr. Nts., 9/1/08
2                                                       5,000,000
2,637,500
4.25% Cv. Sr. Unsec. Nts.,
9/1/08
1,000,000               527,500

---------------

13,002,500

-------------------------------------------------------------------------------------------------------------------
Computers amp; Peripherals--0.3%
Quantum Corp., 7% Cv. Sub. Nts.,
8/1/04                                            2,000,000
1,780,000
-------------------------------------------------------------------------------------------------------------------
Electronic Equipment amp; Instruments--4.0%
Agilent Technologies, Inc.:
3% Cv. Sr. Unsec. Nts., 12/1/21
2                                                  3,000,000
2,891,250
3% Cv. Sr. Debs., 12/1/21
4
1,000,000               963,750
-------------------------------------------------------------------------------------------------------------------
Celestica, Inc., Zero Coupon Cv. Nts., 4.29%, 8/1/20
1                            10,000,000             4,637,500
-------------------------------------------------------------------------------------------------------------------
Sanmina-SCI Corp., 4.25% Cv. Unsec. Nts.,
5/1/04                                   2,500,000             2,443,750
-------------------------------------------------------------------------------------------------------------------
Solectron Corp., Zero Coupon Cv. Sr. Unsec. Unsub. Liquid Yield Option Nts.,
4.21% 10/20/20
1
8,000,000             4,100,000
-------------------------------------------------------------------------------------------------------------------
Thermo Electron Corp., 4% Cv. Unsec. Sub. Nts., Series RG,
1/15/05                 6,000,000             5,955,000

---------------

20,991,250

-------------------------------------------------------------------------------------------------------------------
IT Consulting amp; Services--1.0%
Electronic Data Systems Corp., Zero Coupon Cv. Sr. Unsec.
Nts., 1.55%, 10/10/21
1
5,000,000             3,825,000
-------------------------------------------------------------------------------------------------------------------
Safeguard Scientifics, Inc., 5% Cv. Unsec. Sub. Nts.,
6/15/06                      2,000,000             1,260,000

---------------

5,085,000

                  15 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

STATEMENT OF INVESTMENTS Continued

Principal          Market Value

Amount            See Note 1
-------------------------------------------------------------------------------------------------------------------

Semiconductor Equipment amp; Products--5.7%
Advanced Micro Devices, Inc.: 4.75% Cv. Sr. Unsec. Nts., 2/1/22
2,4             $  3,000,000        $    1,882,500
4.75% Cv. Sr. Debs.,
2/1/22
1,000,000               627,500
-------------------------------------------------------------------------------------------------------------------
Agere Systems, Inc., 6.50% Cv. Sub. Nts.,
12/15/09                                 2,500,000             1,959,375
-------------------------------------------------------------------------------------------------------------------
ASM Lithography Holding NV, 4.25% Cv. Nts., 11/30/04
2                             4,000,000             3,510,000
-------------------------------------------------------------------------------------------------------------------
Cypress Semiconductor Corp., 4% Cv. Unsec. Nts.,
2/1/05                            2,500,000             2,096,875
-------------------------------------------------------------------------------------------------------------------
International Rectifier Corp., 4.25% Cv. Sub. Nts., 7/15/07
2                      4,000,000             3,435,000
-------------------------------------------------------------------------------------------------------------------
Lam Research Corp., 4% Cv. Unsec. Sub. Nts.,
6/1/06                                4,000,000             3,500,000
-------------------------------------------------------------------------------------------------------------------
Lattice Semiconductor Corp., 4.75% Cv. Unsec. Sub. Nts.,
11/1/06                   3,000,000             2,703,750
-------------------------------------------------------------------------------------------------------------------
LSI Logic Corp.:
4% Cv. Sub. Nts., 11/1/06
2
3,000,000             2,460,000
4% Cv. Unsec. Sub. Nts.,
11/1/06
2,000,000             1,640,000
-------------------------------------------------------------------------------------------------------------------
RF Micro Devices, Inc., 3.75% Cv. Nts.,
8/15/05                                    4,000,000             3,480,000
-------------------------------------------------------------------------------------------------------------------
Semtech Corp., 4.50% Cv. Sub. Nts.,
2/1/07                                         3,000,000             2,628,750

---------------

29,923,750

-------------------------------------------------------------------------------------------------------------------
Software--3.0%
BEA Systems, Inc., 4% Cv. Nts.,
12/15/06                                           5,000,000
4,550,000
-------------------------------------------------------------------------------------------------------------------
Computer Associates International, Inc., 5% Cv. Sr. Nts., 3/15/07
2                4,000,000             4,075,000
-------------------------------------------------------------------------------------------------------------------
Mentor Graphics Corp., 6.875% Cv. Sub. Nts., 6/15/07
2                             2,000,000             1,627,500
-------------------------------------------------------------------------------------------------------------------
Mercury Interactive Corp., 4.75% Cv. Nts., 7/1/07
2                                4,000,000             3,610,000
-------------------------------------------------------------------------------------------------------------------
Symantec Corp., 3% Cv. Sub. Nts., 11/1/06
2                                        1,500,000             2,120,625

---------------

15,983,125

-------------------------------------------------------------------------------------------------------------------
Materials--1.8%
-------------------------------------------------------------------------------------------------------------------
Metals amp; Mining--1.8%
Freeport-McMoRan Cooper amp; Gold, Inc., 8.25% Cv. Sr. Nts., 1/31/06
2                2,500,000             3,559,375
-------------------------------------------------------------------------------------------------------------------
Inco Ltd., 5.75% Cv. Debs.,
7/1/04                                                 6,000,000
6,052,500

---------------

9,611,875

-------------------------------------------------------------------------------------------------------------------
Telecommunication Services--1.6%
-------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication Services--1.6%
Bell Atlantic Financial Services, Inc., 5.75% Cv. Nts.,
4/1/03                     3,000,000             3,040,500
-------------------------------------------------------------------------------------------------------------------
Verizon Global Funding Corp., Zero Coupon Cv. Sr. Unsub. Nts.,  1.34%,
5/15/21     9,000,000             5,242,500

---------------

8,283,000

-------------------------------------------------------------------------------------------------------------------
Utilities--0.7%
-------------------------------------------------------------------------------------------------------------------
Electric Utilities--0.2%
Xcel Energy, Inc., 7.50% Cv. Sr. Nts., 11/21/07
2                                  1,000,000             1,190,000
-------------------------------------------------------------------------------------------------------------------
Gas Utilities--0.5%
El Paso Corp., Zero Coupon Cv. Debs., 6.10%, 2/28/21
1                             8,000,000             2,520,000

---------------
Total Convertible Corporate Bonds and Notes (Cost
$285,840,683)                                        276,453,216

                  16 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

Principal          Market Value

Amount            See Note 1
-------------------------------------------------------------------------------------------------------------------

Non-Convertible Corporate Bonds and Notes--0.3%
-------------------------------------------------------------------------------------------------------------------
Orbital Sciences Corp., Units (each unit consists of $1,000 principal amount of 12% sr. nts., 8/15/06 and one warrant to purchase
cl. c common stock  at $3.86 per share) 3,5 (Cost
$1,500,000)                   $  1,500,000        $    1,680,000

Shares
-------------------------------------------------------------------------------------------------------------------
Preferred Stocks--32.0%
-------------------------------------------------------------------------------------------------------------------
Consumer Discretionary--4.3%
-------------------------------------------------------------------------------------------------------------------
Automobiles--2.4%
Ford Motor Co. Capital Trust II, 6.50% Cum. Cv. Trust Preferred
Securities,
Non-Vtg.
135,000             5,450,625
-------------------------------------------------------------------------------------------------------------------
General Motors Corp., 4.50% Cv. Sr. Debs., Series
A                                  300,000             7,329,000

---------------

12,779,625

-------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants amp; Leisure--0.3%
Six Flags, Inc., 7.25% Cum. Cv. Preferred Income Equity Redeemable
Shares,
Non-Vtg.
100,000             1,625,000
-------------------------------------------------------------------------------------------------------------------
Media--0.9%
Equity Securities Trust I/Cablevision Systems Corp., 6.50% Cv., Series
CVC           120,000             2,415,000
-------------------------------------------------------------------------------------------------------------------
Tribune Co., 2% Cv. Unsec. Participation Hybrid Option Note
Exchangeable Securities (exchangeable for shares of America Online,
Inc.)             30,000             2,250,000

---------------

4,665,000

-------------------------------------------------------------------------------------------------------------------
Specialty Retail--0.7%
Toys R Us, Inc., 6.25% Cv. Equity Units (each unit has a stated amount of $50 and consists of a contract to purchase Toys R Us, Inc. common stock and
$50 principal amount of Toys R Us, Inc., 6.25% sr. nts., 8/16/07)
5                   40,000             1,346,000
-------------------------------------------------------------------------------------------------------------------
United Rentals Trust I, 6.50% Cv. Quarterly Income Preferred
Securities,
Non-Vtg.
70,000             2,030,000

---------------

3,376,000

-------------------------------------------------------------------------------------------------------------------
Consumer Staples--0.7%
-------------------------------------------------------------------------------------------------------------------
Food Products--0.7%
Dean Foods Capital Trust II/Dean Foods Corp., 5.50% Trust Cv.
Preferred Securities,
Non-Vtg.
75,000             3,965,625
-------------------------------------------------------------------------------------------------------------------
Energy--3.5%
-------------------------------------------------------------------------------------------------------------------
Energy Equipment amp; Services--1.2%
Weatherford International Ltd., 5% Cv. Sub. Preferred Equivalent
Debs.               120,000             6,180,000
-------------------------------------------------------------------------------------------------------------------
Oil amp; Gas--2.3%
Kerr-McGee Corp., 5.50% Cv. Unsec. Debt Exchangeable for Common
Stock of Devon Energy
Corp.
75,000             3,210,000
-------------------------------------------------------------------------------------------------------------------
Newfield Financial Trust I, 6.50% Cum. Cv., Quarterly Income Preferred
Securities, Series
A
70,000             3,946,250
-------------------------------------------------------------------------------------------------------------------
Unocal Capital Trust, 6.25% Cum. Cv.,
Non-Vtg.                                       100,000             5,137,500

---------------

12,293,750

                  17 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

STATEMENT OF INVESTMENTS Continued

Market Value

Shares            See Note 1
-------------------------------------------------------------------------------------------------------------------

Financials--7.4%
-------------------------------------------------------------------------------------------------------------------
Banks--1.5%
National Australia Bank Ltd., ExCaps (each ExCap consists of $25 principal amount of 7.875% Perpetual Capital Security and a purchase contract entitling the holder to exchange ExCaps for ordinary shares of the Bank)
5            80,000         $   2,604,000
-------------------------------------------------------------------------------------------------------------------
Washington Mutual Capital Trust I, 5.375% Cum. Cv. Units (each unit consists of one preferred stock and one warrant to purchase Washington
Mutual, Inc.), Non-Vtg.
5
100,000             5,187,500

---------------

7,791,500

-------------------------------------------------------------------------------------------------------------------
Diversified Financials--0.6%
Capital One Financial Corp., 6.25% Cv. Upper DECS (each upper DECS has a stated amount of $50 and consists of a forward purchase contract to purchase
Capital One Financial Corp. common stock and $50 principal amount of
Capital One Financial Corp., 6.25% sr. nts., 5/17/07)
5                               50,000             1,443,750
-------------------------------------------------------------------------------------------------------------------
Household International, Inc., 8.75% Cv. Adjustable Conversion-Rate Equity
Security Units (each unit has a stated amount of $25 and consists of a contract
to purchase Household International, Inc. common stock and $25 principal amount of Household Finance Corp., 8.875% sr. unsec. nts., 2/15/08), Non-Vtg.
5,6     50,000             1,562,500

---------------

3,006,250

-------------------------------------------------------------------------------------------------------------------
Insurance--3.3%
Hartford Financial Services Group, Inc. (The), 6% Cv. Equity Units [each equity
unit has a stated amount of $50 and consists of a purchase contract to purchase $50 principal amount of Hartford Financial Services Group, Inc.
(The), 4.10% sr. nts., 11/16/08 and Hartford Financial Services Group, Inc.
(The) common stock]
5
50,000             2,481,250
-------------------------------------------------------------------------------------------------------------------
MetLife Capital Trust I, 8% Cum. Cv. Equity Security Units (each unit consists
of a contract to purchase MetLife, Inc. common stock
and a redeemable  capital security of MetLife Capital Trust I), Non-Vtg.
5            50,000             4,111,500
-------------------------------------------------------------------------------------------------------------------
Prudential Financial, Inc., 6.75% Cv. Equity Security Units (each unit consists of
a contract to purchase Prudential Financial, Inc. common stock and a redeemable capital security of Prudential Financial Capital Trust I),
Non-Vtg. 5     100,000             5,457,000
-------------------------------------------------------------------------------------------------------------------
Travelers Property Casualty Corp., 4.50% Cv. Jr. Unsec. Sub.
Nts.                    250,000             5,587,500

---------------

17,637,250

-------------------------------------------------------------------------------------------------------------------
Real Estate--2.0%
Equity Residential Properties Trust, 7.25% Cum. Cv., Series
G                        150,000             3,660,000
-------------------------------------------------------------------------------------------------------------------
General Growth Properties, Inc., 7.25% Cv. Preferred Income Equity
Redeemable Stock, Series
A
100,000             3,329,000
-------------------------------------------------------------------------------------------------------------------
Host Marriott Financial Trust, 6.75% Cv. Quarterly Income Preferred
Securities        90,000             3,375,000

---------------

10,364,000

-------------------------------------------------------------------------------------------------------------------
Health Care--2.0%
-------------------------------------------------------------------------------------------------------------------
Health Care Equipment amp; Supplies--0.8%
Baxter International, Inc., 7% Cv. Equity Units (each equity unit has a stated
value of $50 and consists of a purchase contract to purchase Baxter
International, Inc. common stock and $50 principal amount of Baxter
International, Inc., 3.60% sr. nts., 2/16/08), Non-Vtg.
5,6                           85,000             4,258,500

                  18 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

Market Value

Shares            See Note 1
-------------------------------------------------------------------------------------------------------------------

Health Care Providers amp; Services--1.2%
Anthem, Inc., 6% Cv. Equity Security Units (each unit has a stated amount of $50 and consists of a contract to purchase Anthem, Inc. common stock and $50 principal amount of Anthem, Inc., 5.95% sub. debs.)
5                         30,000        $    2,336,250
-------------------------------------------------------------------------------------------------------------------
McKesson Financing Trust, 5% Cv.,
Non-Vtg.                                            80,000
3,900,000

---------------

6,236,250

-------------------------------------------------------------------------------------------------------------------
Industrials--4.6%
-------------------------------------------------------------------------------------------------------------------
Aerospace amp; Defense--2.0%
Coltec Capital Trust, 5.25% Cv. Term Income Deferrable Equity Securities
(cv. into common stock of Coltec Industries,
Inc.)                                    80,000             2,356,640
-------------------------------------------------------------------------------------------------------------------
Northrop Grumman Corp., 7.25% Cv. Equity Units (each unit has a stated
amount of $100 and consists of a contract to purchase Northrop Grumman
Corp. common stock and $100 principal amount of Northrop Grumman
Corp., 5.25% sr. unsec. nts.), Non-Vtg.
5                                             40,000             4,309,600
-------------------------------------------------------------------------------------------------------------------
Raytheon Co./RC Trust I, 8.25% Cum. Cv. Equity Security Units (each unit consists of a contract to purchase Raytheon Co., Cl. B common stock and a trust preferred security of RC Trust I), Non-Vtg.
5                                 75,000             4,095,000

---------------

10,761,240

-------------------------------------------------------------------------------------------------------------------
Commercial Services amp; Supplies--0.6%
Cendant Corp., 7.75% Cv. Upper DECS (each upper DECS has a stated value of $50 and consists of a forward purchase contract to purchase Cendant
Corp. common stock and $50 principal amount of Cendant Corp.,
6.75% sr. nts., 8/17/06), Non-Vtg.
5                                                 100,000
3,225,000
-------------------------------------------------------------------------------------------------------------------
Machinery--0.5%
Cummins Capital Trust I, 7% Cum. Cv., Non-Vtg.
2                                      60,000             2,692,500
-------------------------------------------------------------------------------------------------------------------
Road amp; Rail--1.5%
Union Pacific Capital Trust, 6.25% Cum. Cv. Term Income Deferrable Equity
Securities,
Non-Vtg.
150,000             7,725,000
-------------------------------------------------------------------------------------------------------------------
Information Technology--1.6%
-------------------------------------------------------------------------------------------------------------------
Communications Equipment--1.1%
Lucent Technologies, Inc., 8% Non-Cum. Cv. Redeemable,
Non-Vtg.                        5,000             2,487,500
-------------------------------------------------------------------------------------------------------------------
Motorola, Inc., 7% Cv. Equity Security Units (each unit has a stated amount of
$50 and consists of a contract to purchase Motorola, Inc. common stock and
$50 principal amount of Motorola, Inc., 6.50% sr. unsec. nts., 11/16/07)
5           100,000             3,200,000

---------------

5,687,500

-------------------------------------------------------------------------------------------------------------------
Office Electronics--0.5%
Xerox Corp., 7.50% Cv.
2
45,000             2,497,500
-------------------------------------------------------------------------------------------------------------------
Materials--2.0%
-------------------------------------------------------------------------------------------------------------------
Containers amp; Packaging--0.6%
Sealed Air Corp., $2.00 Cum. Cv., Series A,
Vtg.                                      75,000             3,195,000
-------------------------------------------------------------------------------------------------------------------
Paper amp; Forest Products--1.4%
International Paper Capital Trust, 5.25% Cum. Cv., Non-Vtg. (cv. into
International Paper Co. common
stock)                                                160,000
7,460,000

                  19 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

STATEMENT OF INVESTMENTS Continued

Market Value

Shares            See Note 1
-------------------------------------------------------------------------------------------------------------------
Telecommunication Services--1.8%
-------------------------------------------------------------------------------------------------------------------

Diversified Telecommunication Services--1.8%
Alltel Corp., 7.75% Cv. Equity Units (each equity unit consists of units referred to as corporate units, each with a stated value of $50 and includes a purchase contract to purchase Alltel Corp. common stock and $50 principal amount of Alltel Corp., 6.25% sr. nts., 5/17/07), Non-Vtg.
5               110,000        $    5,678,750
-------------------------------------------------------------------------------------------------------------------
CenturyTel, Inc., 6.875% Cv. Equity Units (each unit consists of units referred
to as corporate units, each with a stated value of $25 and includes a purchase
contract to purchase CenturyTel, Inc. common stock and $25 principal amount of CenturyTel, Inc., 6.02% sr. nts., series j, due 2007), Non-Vtg.
5          150,000             3,855,000

---------------

9,533,750

-------------------------------------------------------------------------------------------------------------------
Utilities--4.1%
-------------------------------------------------------------------------------------------------------------------
Electric Utilities--3.5%
Calpine Capital Trust II, 5.50% Cum. Cv. Remarketable Term Income Deferrable
Equity Securities,
Non-Vtg.
100,000             1,500,000
-------------------------------------------------------------------------------------------------------------------
DTE Energy Co., 8.75% Cv. Equity Security Units (each unit has a stated
value
of $25 and consists of a contract to purchase DTE Energy Co. common stock and $25 principal amount of DTE Energy Co., 4.15% sr. unsec. nts., 8/16/07)
5        120,000             3,274,800
-------------------------------------------------------------------------------------------------------------------
Duke Energy Corp., 8.25% Cv. Equity Units (each equity unit consists of units
referred to as corporate units which consist of $25 principal amount of a
5.87% sr. nts., due 2006 and a contract to purchase Duke Energy Corp.
common stock), Non-Vtg.
5
200,000             3,182,000
-------------------------------------------------------------------------------------------------------------------
FPL Group, Inc., 8.50% Cv. Equity Units (each unit consists of corporate units,
each with a stated amount of $50 and includes a purchase contract to purchase FPL Group, Inc. common stock and $50 principal amount of FPL
Group Capital, Inc., 4.75% debs., series a, 2/16/07)
5                               110,000             6,132,500
-------------------------------------------------------------------------------------------------------------------
Newell Financial Trust I, 5.25% Cum. Cv. Quarterly Income Preferred
Securities,
Non-Vtg.
100,000             4,537,500

---------------

18,626,800

-------------------------------------------------------------------------------------------------------------------
Gas Utilities--0.6%
Sempra Energy, 8.50% Cv. Equity Units (each equity unit consists of income equity units, each has a stated value of $25 and consists of a purchase contract to purchase Sempra Energy common stock and $25 principal amount of Sempra Energy, 5.60% sr. nts., 5/17/07)
5                                  135,000             3,246,750

---------------
Total Preferred Stocks (Cost
$168,178,196)
168,829,790

                  20 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

Market Value

Shares            See Note 1
-------------------------------------------------------------------------------------------------------------------

Common Stocks--0.8%
-------------------------------------------------------------------------------------------------------------------
Carnival
Corp.
100,000        $    2,495,000
-------------------------------------------------------------------------------------------------------------------
Danskin, Inc.
6,7
2,610,710               169,696
-------------------------------------------------------------------------------------------------------------------
Danskin, Inc. Restricted Common Shares
3,6,7                                       2,015,119                75,567
-------------------------------------------------------------------------------------------------------------------
U.S.
Bancorp
75,000             1,591,500

---------------
Total Common Stocks (Cost
$7,303,271)
4,331,763

Units
-------------------------------------------------------------------------------------------------------------------
Rights, Warrants and Certificates--0.0%
-------------------------------------------------------------------------------------------------------------------
Danskin, Inc. Wts., Exp. 10/8/04
3,6,7,8                                             367,801
14,712
-------------------------------------------------------------------------------------------------------------------
Portion of Danskin, Inc. Promissory Nt. to be used to purchase 53,309 shares of restricted common stock in rights offering
3,6,7                                       --                15,993
-------------------------------------------------------------------------------------------------------------------
SystemOne Technologies, Inc. Wts., Exp. 12/31/05
6                                   200,000                89,600

---------------
Total Rights, Warrants and Certificates (Cost
$278,080)                                                    120,305

Principal

Amount
-------------------------------------------------------------------------------------------------------------------
U.S. Government Obligations--4.9%
-------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts., 3.625%, 3/31/04 (Cost
$25,015,891)                           $25,000,000            25,726,575

-------------------------------------------------------------------------------------------------------------------
Structured Notes--3.6%
Credit Suisse First Boston Corp. (New York Branch), Comcast Corp. Equity
Linked Nts., 8%,
12/23/03
125,000             2,965,625
-------------------------------------------------------------------------------------------------------------------
Merrill Lynch amp; Co., Inc., Capped Appreciation Linked Nts., 6%, 10/7/03
(linked to the performance of the Standard amp; Poor's 500
index)                    15,000,000            16,098,630

---------------
Total Structured Notes (Cost
$18,003,750)
19,064,255

-------------------------------------------------------------------------------------------------------------------
Joint Repurchase Agreements--4.9%
-------------------------------------------------------------------------------------------------------------------
Undivided interest of 2.24% in joint repurchase agreement (Market Value
$1,146,610,000) with PaineWebber, Inc., 1.13%, dated 12/31/02, to be repurchased at $25,678,612 on 1/2/03, collateralized by Federal National
Mortgage Assn., 7%, 5/1/32, with a value of $505,123,311 and Federal Home Loan
Mortgage Corp., 5.50%, 12/1/32-1/1/33, with a value of $665,564,559 (Cost
$25,677,000)
25,677,000            25,677,000

-------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost
$531,796,871)                                         99.0%
521,882,904
-------------------------------------------------------------------------------------------------------------------
Other Assets Net of
Liabilities
1.0             5,279,671

----------------------------------
Net
Assets
100.0%         $527,162,575

==================================

                  21 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments
1. Zero coupon bond reflects effective yield on the date of purchase.
2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have
been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $104,630,216 or 19.85% of the Fund's net assets as of December 31, 2002.
3. Identifies issues considered to be illiquid or restricted--See Note 5 of
Notes to Financial Statements.
4. Represents the current interest rate for a variable or increasing rate security.
5. Units may be comprised of several components, such as debt and equity and/or
warrants to purchase equity at some point in the future. For units, which represent debt securities, principal amount disclosed represents total underlying principal.
6. Non-income producing security.
7. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the
Investment Company Act of 1940, at or during the period ended December 31,
2002.
The aggregate fair value of securities of affiliated companies held by the
Fund
as of December 31, 2002 amounts to $275,968. Transactions during the period in which the issuer was an affiliate are as follows:

Unrealized
                             Shares/Units       Gross      Gross
Shares/Units   Appreciation
                        December 31, 2001   Additions Reductions  December
31, 2002  (Depreciation)
-------------------------------------------------------------------------------------------------
Stocks and/or Warrants

Danskin, Inc.                   2,610,710          --         --
2,610,710    $(2,916,880)
Danskin, Inc. Restricted
Common Shares                   2,015,119          --         --
2,015,119       (452,569)
Danskin, Inc. Wts., Exp. 10/8/04  367,801          --         --
367,801         14,712
Portion of Danskin, Inc.
Promissory Nt. to be used to
purchase 53,309 shares of
restricted common
stock in rights offering              --           --
--                --              --

8. Issuer is in default.

See accompanying Notes to Financial Statements.

                  22 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2002

-------------------------------------------------------------------------------
Assets
Investments, at value--see accompanying statement:
Unaffiliated companies (cost $528,166,166)
$521,606,936
Affiliated companies (cost $3,630,705)                                 275,968

-------------
                                                                   521,882,904
-------------------------------------------------------------------------------
Cash                                                                 2,355,745
-------------------------------------------------------------------------------
Receivables and other assets:
Interest and dividends                                               3,619,153
Shares of beneficial interest sold                                   1,299,941
Investments sold                                                       792,017
Other                                                                   10,590

-------------
Total assets                                                       529,960,350

-------------------------------------------------------------------------------
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed                               2,018,930
Distribution and service plan fees                                     318,811
Registration and filing fees                                           152,607
Trustees' compensation                                                  94,683
Shareholder reports                                                     90,900
Transfer and shareholder servicing agent fees                           80,624
Other                                                                   41,220

-------------
Total liabilities                                                    2,797,775

-------------------------------------------------------------------------------
Net Assets                                                        $527,162,575

=============

-------------------------------------------------------------------------------
Composition of Net Assets
Paid-in capital                                                    700,319,081
-------------------------------------------------------------------------------
Overdistributed net investment income
(1,934,293)
-------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions
(161,308,246)
-------------------------------------------------------------------------------
Net unrealized depreciation on investments
(9,913,967)

-------------
Net Assets                                                        $527,162,575

=============

                  23 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

--------------------------------------------------------------------------------
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$202,967,769 and 17,984,520 shares of beneficial interest outstanding)
$11.29
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)
$11.98
--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $154,350,074 and 13,654,959 shares of beneficial
interest outstanding)
$11.30
--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $61,031,311 and 5,410,729 shares of beneficial interest outstanding)
$11.28
--------------------------------------------------------------------------------
Class M Shares:
Net asset value and redemption price per share (based on net assets of $108,425,890 and 9,613,029 shares of beneficial
interest outstanding)
$11.28
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)
$11.97
--------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $387,531 and 34,339 shares of beneficial interest outstanding)
$11.29

See accompanying Notes to Financial Statements.

                  24 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

STATEMENT OF OPERATIONS For the Year Ended December 31, 2002

--------------------------------------------------------------------------------
Investment Income
Interest (net of foreign withholding taxes of $1,428)             $
21,074,534
--------------------------------------------------------------------------------
Dividends
12,979,553

--------------
Total investment income
34,054,087

--------------------------------------------------------------------------------
Expenses
Management fees
2,848,275
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A
449,951
Class B
2,136,213
Class C
664,349
Class M
899,200
Class N
1,023
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A
319,926
Class B
401,031
Class C
121,790
Class M
240,097
Class N
708
--------------------------------------------------------------------------------
Accounting service fees
181,165
--------------------------------------------------------------------------------
Shareholder reports
94,313
--------------------------------------------------------------------------------
Trustees' compensation
41,347
--------------------------------------------------------------------------------
Custodian fees and expenses
4,431
--------------------------------------------------------------------------------
Other
271,513

--------------
Total expenses
8,675,332
Less reduction to custodian expenses
(4,431)
Less voluntary waiver of transfer and shareholder servicing
agent fees -- Class N
(97)

--------------
Net expenses
8,670,804

--------------------------------------------------------------------------------
Net Investment Income
25,383,283

--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized loss on investments
(85,635,374)
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments
12,007,604

--------------
Net realized and unrealized loss
(73,627,770)

--------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations
$(48,244,487)

==============

See accompanying Notes to Financial Statements.

                  25 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

Year Ended December 31,                                        2002
2001
----------------------------------------------------------------------------------
Operations

Net investment income                                  $ 25,383,283  $
23,473,433
----------------------------------------------------------------------------------
Net realized loss                                       (85,635,374)
(63,947,370)
----------------------------------------------------------------------------------
Net change in unrealized appreciation                    12,007,604
8,529,896

---------------------------
Net decrease in net assets resulting from operations    (48,244,487)
(31,944,041)

----------------------------------------------------------------------------------
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A                                                 (10,356,782)
(9,339,475)
Class B                                                  (9,416,327)
(12,683,219)
Class C                                                  (3,014,487)
(3,332,948)
Class M                                                  (5,875,935)
(6,681,751)
Class N                                                     (11,341)
(686)

----------------------------------------------------------------------------------
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A                                                  38,583,437
(7,090,336)
Class B                                                (103,076,509)
(59,669,722)
Class C                                                  (7,317,685)
(7,490,065)
Class M                                                 (20,269,990)
(23,874,052)
Class N                                                     381,879
36,556

----------------------------------------------------------------------------------
Net Assets
Total decrease                                         (168,618,227)
(162,069,739)
----------------------------------------------------------------------------------
Beginning of period                                     695,780,802
857,850,541

---------------------------
End of period [including overdistributed net investment
income of $1,934,293 and $2,959,004, respectively]     $527,162,575
$695,780,802

===========================

See accompanying Notes to Financial Statements.

                  26 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

FINANCIAL HIGHLIGHTS

Class A     Year Ended December 31,           2002      2001      2000
1999      1998
-------------------------------------------------------------------------------------------
Per Share Operating Data

Net asset value, beginning of period        $12.76    $13.85    $16.36
$14.84    $15.32
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                          .57       .48       .72
..70       .70
Net realized and unrealized gain (loss)      (1.41)     (.94)    (1.45)
2.66      (.08)

------------------------------------------------
Total from investment operations              (.84)     (.46)     (.73)
3.36       .62
-------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income          (.63)     (.63)     (.72)
(.70)     (.70)
Distributions from net realized gain            --        --     (1.06)
(1.14)     (.40)

------------------------------------------------
Total dividends and/or distributions
to shareholders                               (.63)     (.63)    (1.78)
(1.84)    (1.10)
-------------------------------------------------------------------------------------------
Net asset value, end of period              $11.29    $12.76    $13.85
$16.36    $14.84

================================================

-------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1           (6.59)%   (3.30)%   (4.81)%
23.37%     4.08%

-------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)  $202,968  $187,458  $210,903
$220,671  $221,693
-------------------------------------------------------------------------------------------
Average net assets (in thousands)         $190,677  $197,514  $225,938
$207,008  $220,423
-------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                         4.77%     3.58%     4.42%
4.55%     4.55%
Expenses                                      0.99%     0.95%     0.90%
0.95%     0.93% 3
-------------------------------------------------------------------------------------------
Portfolio turnover rate                         52%       69%      127%
95%       90%

1. Assumes an investment on the business day before the first day of the fiscal
period, with all dividends and distributions reinvested in additional shares on
the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                  27 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

FINANCIAL HIGHLIGHTS Continued

Class B     Year Ended December 31,           2002      2001      2000
1999      1998
-------------------------------------------------------------------------------------------
Per Share Operating Data

Net asset value, beginning of period        $12.79    $13.87    $16.38
$14.87    $15.35
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                          .43       .38       .59
..59       .58
Net realized and unrealized gain (loss)      (1.38)     (.93)    (1.45)
2.65      (.08)

------------------------------------------------
Total from investment operations              (.95)     (.55)     (.86)
3.24       .50
-------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income          (.54)     (.53)     (.59)
(.59)     (.58)
Distributions from net realized gain            --        --     (1.06)
(1.14)     (.40)

------------------------------------------------
Total dividends and/or distributions
to shareholders                               (.54)     (.53)    (1.65)
(1.73)     (.98)
-------------------------------------------------------------------------------------------
Net asset value, end of period              $11.30    $12.79    $13.87
$16.38    $14.87

================================================

-------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1           (7.44)%   (3.97)%  (5.55)%
22.35%     3.30%

-------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)  $154,350  $286,829  $373,860
$431,370  $445,544
-------------------------------------------------------------------------------------------
Average net assets (in thousands)         $213,259  $330,806  $418,592
$414,611  $441,677
-------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                         3.95%     2.75%     3.62%
3.79%     3.79%
Expenses                                      1.77%     1.71%     1.70%
1.71%     1.69% 3
-------------------------------------------------------------------------------------------
Portfolio turnover rate                         52%       69%      127%
95%       90%

1. Assumes an investment on the business day before the first day of the fiscal
period, with all dividends and distributions reinvested in additional shares on
the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

28 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

Class C     Year Ended December 31,           2002      2001      2000
1999      1998
-------------------------------------------------------------------------------------------
Per Share Operating Data

Net asset value, beginning of period        $12.76    $13.84    $16.35
$14.84    $15.32
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                          .46       .38       .59
..59       .58
Net realized and unrealized gain (loss)      (1.40)     (.93)    (1.45)
2.65      (.08)

-------------------------------------------------
Total from investment operations              (.94)     (.55)     (.86)
3.24       .50
--------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income          (.54)     (.53)     (.59)
(.59)     (.58)
Distributions from net realized gain            --        --     (1.06)
(1.14)     (.40)

-------------------------------------------------
Total dividends and/or distributions
to shareholders                               (.54)     (.53)    (1.65)
(1.73)     (.98)
--------------------------------------------------------------------------------------------
Net asset value, end of period              $11.28    $12.76    $13.84
$16.35    $14.84

================================================

-------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1           (7.39)%   (3.98)%   (5.56)%
22.41%     3.32%

-------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)   $61,031   $76,846   $91,567
$94,352  $108,339
-------------------------------------------------------------------------------------------
Average net assets (in thousands)          $66,391   $85,774   $96,574
$94,329  $105,974
-------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                         3.97%     2.80%     3.62%
3.80%     3.81%
Expenses                                      1.76%     1.71%     1.70%
1.70%     1.68% 3
-------------------------------------------------------------------------------------------
Portfolio turnover rate                         52%       69%      127%
95%       90%

1. Assumes an investment on the business day before the first day of the fiscal
period, with all dividends and distributions reinvested in additional shares on
the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                  29 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

Class M     Year Ended December 31,           2002      2001      2000
1999      1998
-------------------------------------------------------------------------------------------
Per Share Operating Data

Net asset value, beginning of period        $12.76    $13.84    $16.35
$14.84    $15.32
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                          .49       .41       .64
..63       .62
Net realized and unrealized gain (loss)      (1.40)     (.93)    (1.45)
2.65      (.08)

------------------------------------------------
Total from investment operations              (.91)     (.52)     (.81)
3.28       .54
-------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income          (.57)     (.56)     (.64)
(.63)     (.62)
Distributions from net realized gain            --        --     (1.06)
(1.14)     (.40)

------------------------------------------------
Total dividends and/or distributions
to shareholders                               (.57)     (.56)    (1.70)
(1.77)    (1.02)
-------------------------------------------------------------------------------------------
Net asset value, end of period              $11.28    $12.76    $13.84
$16.35    $14.84

================================================

-------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1           (7.16)%   (3.72)%   (5.30)%
22.74%     3.58%

-------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)  $108,426  $144,612  $181,521
$234,023  $263,716
-------------------------------------------------------------------------------------------
Average net assets (in thousands)         $122,897  $160,919  $213,617
$235,419  $288,953
-------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                         4.24%     3.04%     3.90%
4.06%     4.02%
Expenses                                      1.51%     1.45%     1.42%
1.45%     1.43% 3
-------------------------------------------------------------------------------------------
Portfolio turnover rate                         52%       69%      127%
95%       90%

1. Assumes an investment on the business day before the first day of the fiscal
period, with all dividends and distributions reinvested in additional shares on
the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                  30 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

Class N     Year Ended December 31,
2002      2001 1
-------------------------------------------------------------------------------------
Per Share Operating Data

Net asset value, beginning of period                               $12.76
$13.68
-------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income
..55       .42
Net realized and unrealized loss
(1.43)     (.84)

-------------------
Total from investment operations
(.88)     (.42)
-------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income
(.59)     (.50)
Distributions from net realized gain
--        --

-------------------
Total dividends and/or distributions to shareholders
(.59)     (.50)
-------------------------------------------------------------------------------------
Net asset value, end of period                                     $11.29
$12.76

===================

-------------------------------------------------------------------------------------
Total Return, at Net Asset Value 2                                  (6.92)%
(3.02)%

-------------------------------------------------------------------------------------
Ratios/Supplemental Data

Net assets, end of period (in thousands)
$388       $36
-------------------------------------------------------------------------------------
Average net assets (in thousands)
$205       $10
-------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income
4.38%     5.45%
Expenses
1.43%     1.22%
Expenses, net of reduction to custodian expenses and/or
voluntary waiver of transfer agent fees
1.38%     1.22%
-------------------------------------------------------------------------------------
Portfolio turnover rate
52%       69%

1. For the period from March 1, 2001 (inception of offering) to December 31,
2001.
2. Assumes an investment on the business day before the first day of the fiscal
period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the
net asset value calculated on the last business day of the fiscal period.
Sales
charges are not reflected in the total returns. Total returns are not annualized
for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

                  31 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. Significant Accounting Policies
Oppenheimer Convertible Securities Fund (the Fund), a portfolio of the Bond
Fund Series, is registered under the Investment Company Act of 1940, as amended, as an openend management investment company. The Fund's investment objective is to seek a high level of total return on its assets through a combination of current income and capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
   The Fund offers Class A, Class B, Class C, Class M and Class N shares.
Class
A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class M shares are sold with a reduced front-end sales charge. Class N shares are sold only through retirement plans. Retirement plans
that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C, M and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.
   The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges
or
other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued
primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Structured Notes. The Fund invests in structured notes whose market values and redemption prices are linked to the market value of specific securities. The structured notes are leveraged, which increases the Fund's exposure to changes in prices of the underlying securities and increases the volatility of each note's market value relative to the change in the underlying security prices.
Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of December 31,
2002,
the market value of these securities comprised 3.6% of the Fund's net assets, and resulted in unrealized gains in the current period of $1,060,505.

                  32 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
Joint Repurchase Agreements. The Fund, along with other affiliated funds of the
Manager, may transfer uninvested cash balances into one or more joint repurchase
agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to
each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.
Therefore, no federal income or excise tax provision is required.

As of December 31, 2002, the Fund had available for federal income tax purposes
unused capital loss carryforwards as follows:

                              Expiring
                              ----------------------
                              2009      $ 63,029,288
                              2010        90,466,996
                                        ------------
                              Total     $153,496,284
                                        ============

During the fiscal year ended December 31, 2002, the Fund did not utilize any capital loss carryforward.
   As of December 31, 2002, the Fund had approximately $4,670,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011.
--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended
December 31, 2002, the Fund's projected benefit obligations were increased by
$11,706 and payments of $2,372 were made to retired trustees, resulting in an accumulated liability of $91,115 as of December 31, 2002.
   The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund.
Under the plan, the compensation deferred is invested for the Board of
Trustees
in shares of one or more

                  33 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued
Oppenheimer funds selected by the trustee. The amount paid to the Board of
Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized
gain was recorded by the Fund.
   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2002, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $4,316,300. Accumulated net realized loss on investments was increased by the same amount. Net assets of the Fund were unaffected by the reclassifications.

The tax character of distributions paid during the years ended December 31,
2002 and December 31, 2001 was as follows:
                                           Year Ended        Year Ended
                                    December 31, 2002 December 31, 2001
                 ------------------------------------------------------
                 Distributions paid from:
                 Ordinary income          $28,674,872       $32,038,079
                 Long-term capital gain            --                --
                 Return of capital                 --                --
                                          -----------------------------
                 Total                    $28,674,872       $32,038,079
                                          =============================

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                 Overdistributed net
                 investment income             $  (1,934,293)
                 Accumulated net realized loss  (161,308,246)
                 Net unrealized depreciation      (9,913,967)
                                               -------------
                 Total                         $(173,156,506)
                                               =============

--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at

                  34 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                        Year Ended December 31, 2002   Year Ended December
31, 2001 1
                               Shares         Amount
Shares           Amount
--------------------------------------------------------------------------------------
Class A

Sold                        8,236,543  $  96,210,339         5,335,346   $
70,645,351
Dividends and/or
distributions reinvested      712,104      8,199,709           592,940
7,659,326
Redeemed                   (5,651,194)   (65,826,611)       (6,468,789)
(85,395,013)

------------------------------------------------------------
Net increase (decrease)     3,297,453  $  38,583,437          (540,503)  $
(7,090,336)

============================================================

--------------------------------------------------------------------------------------
Class B
Sold                        1,455,217  $  17,209,549         1,836,929   $
24,546,682
Dividends and/or
distributions reinvested      550,830      6,406,897           645,437
8,359,820
Redeemed                  (10,784,316)  (126,692,955)       (6,998,202)
(92,576,224)

------------------------------------------------------------
Net decrease               (8,778,269) $(103,076,509)       (4,515,836)
$(59,669,722)

============================================================

--------------------------------------------------------------------------------------
Class C
Sold                          947,643  $  10,925,314           953,193   $
12,743,441
Dividends and/or
distributions reinvested      173,843      2,006,345           167,797
2,167,180
Redeemed                   (1,734,724)   (20,249,344)       (1,711,747)
(22,400,686)

------------------------------------------------------------
Net decrease                 (613,238) $  (7,317,685)         (590,757)  $
(7,490,065)

============================================================

--------------------------------------------------------------------------------------
Class M
Sold                          169,391  $   1,991,974           200,443  $
2,659,283
Dividends and/or
distributions reinvested      344,816      3,977,838           339,715
4,388,937
Redeemed                   (2,237,918)   (26,239,802)       (2,317,734)
(30,922,272)

------------------------------------------------------------
Net decrease               (1,723,711) $ (20,269,990)       (1,777,576) $
(23,874,052)

============================================================

                  35 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
2. Shares of Beneficial Interest Continued

                        Year Ended December 31, 2002     Year Ended December
31, 2001 1
                               Shares         Amount
Shares           Amount
----------------------------------------------------------------------------------------
Class N

Sold                           37,735  $     451,651           2,808
$     35,921
Dividends and/or
distributions reinvested          855          9,599
50              648
Redeemed                       (7,108)       (79,371)
(1)             (13)

----------------------------------------------------------------
Net increase                   31,482  $     381,879           2,857
$     36,556

================================================================

1. For the year ended December 31, 2001, for Class A, B, C and M shares and for
the period from March 1, 2001 (inception of offering) to December 31, 2001, for
Class N shares.

--------------------------------------------------------------------------------
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2002, were
$272,963,623 and $360,348,026, respectively.
   As of December 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $534,938,736 was composed
of:

                    Gross unrealized appreciation $ 26,163,496
                    Gross unrealized depreciation  (39,219,328)
                                                  ------------
                    Net unrealized depreciation   $(13,055,832)
                                                  ============

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of
0.625% of the first $50 million of average annual net assets of the Fund,
0.50%
of the next $250 million and 0.4375% of average annual net assets over $300 million.
--------------------------------------------------------------------------------
Accounting Fees. Accounting fees paid to the Manager were in accordance with the accounting services agreement with the Fund which provides for an annual fee of $12,000 for the first $30 million of net assets and $9,000 for each additional $30 million of net assets. During the year ended, the Fund paid
$181,165 to the Manager for accounting and pricing services.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the
Manager,
acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a $19.75 per account fee.

                  36 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

   OFS has voluntarily agreed to limit transfer and shareholder servicing agent
fees for all classes, up to an annual rate of 0.35% of average net assets per class. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
Distribution and Service Plan (12b-1) Fees. Under its General Distributor's
Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the
Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                            Aggregate     Aggregate       Class A       Class
M
                            Front-End     Front-End     Front-End
Front-End
                        Sales Charges Sales Charges Sales Charges Sales
Charges
                           on Class A    on Class M   Retained by   Retained
by
Year Ended                     Shares        Shares   Distributor
Distributor
--------------------------------------------------------------------------------
December 31, 2002            $245,040       $26,914       $62,691
$5,185

                      Concessions       Concessions       Concessions
Concessions
                       on Class A        on Class B        on Class C
on Class N
                  Shares Advanced   Shares Advanced   Shares Advanced
Shares Advanced
Year Ended       by Distributor 1  by Distributor 1  by Distributor 1  by
Distributor 1
---------------------------------------------------------------------------------------

December 31, 2002         $24,972          $367,794
$48,707            $2,617

1. The Distributor advances concession payments to dealers for certain sales of
Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                  Class A       Class B       Class C        Class M
Class N
               Contingent    Contingent    Contingent     Contingent
Contingent
                 Deferred      Deferred      Deferred       Deferred
Deferred
            Sales Charges Sales Charges Sales Charges  Sales Charges  Sales
Charges
              Retained by   Retained by   Retained by    Retained by
Retained by
Year Ended    Distributor   Distributor   Distributor    Distributor
Distributor
-----------------------------------------------------------------------------------

December 31, 2002  $2,677      $878,780        $8,296
$--            $24

--------------------------------------------------------------------------------
Service Plan for Class A Shares. The Fund has adopted a Service Plan for
Class A
Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
Class A shares of the Fund. For the year ended December 31, 2002, payments under
the Class A Plan totaled $449,951, all of which were paid by the Distributor to
recipients, and included $30,596 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Distribution and Service Plans for Class B, Class C, Class M and Class N
Shares. The Fund has adopted Distribution and Service Plans for Class B, Class
C, Class M and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on
Class C shares and the Fund pays an annual asset-based sales charge of 0.50%
on
Class M shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each of the Class B, Class C, Class M and
Class N plans.

                  37 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates Continued

Distribution fees paid to the Distributor for the year ended December 31,
2002,
were as follows:

Distributor's
                                                   Distributor's
Aggregate
                                                       Aggregate
Unreimbursed
                                                    Unreimbursed  Expenses as
%
                   Total Payments  Amount Retained      Expenses  of Net
Assets
                       Under Plan   by Distributor    Under Plan       of
Class
--------------------------------------------------------------------------------
Class B Plan           $2,136,213       $1,626,563    $3,601,847
2.33%
Class C Plan              664,349           50,647     1,756,866
2.88
Class M Plan              899,200          314,268            --
--
Class N Plan                1,023            1,005         5,646
1.46

--------------------------------------------------------------------------------
5. Illiquid or Restricted Securities
As of December 31, 2002, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also
be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 2002 was
$1,786,272, which represents 0.34% of the Fund's net assets, of which $106,272 is considered restricted. Information concerning restricted securities is as follows:

Unrealized
                                Acquisition                  Valuation as
of   Appreciation
Security                              Dates         Cost   December 31, 2002
(Depreciation)
-------------------------------------------------------------------------------------------
Stocks and/or Warrants
Danskin, Inc. Restricted

Common Shares                       8/14/95     $528,136
$75,567      $(452,569)
Danskin, Inc. Wts., Exp. 10/8/04    8/14/95           --
14,712         14,712
Portion of Danskin, Inc. Promissory Nt.
to be used to purchase 53,309 shares
of restricted common stock
in rights offering                  8/14/95       15,993
15,993             --

                  38 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
6. Bank Borrowings
The Fund may borrow up to certain percentage of its total assets from a bank to
purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The
Fund has entered into an agreement which enables it to participate with certain
other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $350 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. The Fund also pays a commitment fee equal to its pro rata share of
the average unutilized amount of the credit facility at a rate of 0.09% per annum.
   The Fund had no borrowings outstanding for the year ended or at December
31,
2002.

                                  Appendix A

                             RATINGS DEFINITIONS
                             -------------------

Below are summaries of the rating definitions used by the
nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate.
The summaries below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc.
------------------------------------------------------------------------------

Long-Term (Taxable) Bond Ratings

Aaa: Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards.
Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of desirable investment.
Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier "1" indicates that the obligation ranks in the higher end of its category; the modifier "2"
indicates a mid-range ranking and the modifier "3" indicates a ranking in the lower end of the category.

Short-Term Ratings - Taxable Debt

These ratings apply to the ability of issuers to repay punctually senior debt obligations having an original maturity not exceeding one year:

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage, while sound, may be subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard amp; Poor's Rating Services
------------------------------------------------------------------------------

Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating assigned by Standard amp; Poor's.
The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and
C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, these face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: A bond rated B is more vulnerable to nonpayment than an obligation rated
BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.

CCC: A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may used where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Bonds rated D are in default. Payments on the obligation are not being made on the date due.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
The "r" symbol is attached to the ratings of instruments with significant noncredit risks.

Short-Term Issue Credit Ratings

A-1: Rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the issuer's capacity to meet its financial obligation is very strong.

A-2: Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: In payment default. Payments on the obligation have not been made on the due date. The rating may also be used if a bankruptcy petition has been filed or similar actions jeopardize payments on the obligation.

Fitch, Inc.
------------------------------------------------------------------------------

International Long-Term Credit Ratings

Investment Grade:
AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk.
The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rates in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and
`D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D'
have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

------------------------------------------------------------------------------
International Short-Term Credit Ratings
------------------------------------------------------------------------------

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2:  Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3:  Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B:  Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:   High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:   Default. Denotes actual or imminent payment default.

                                     B-1
                                  Appendix B

------------------------------------------------------------------------------
                           Industry Classifications
------------------------------------------------------------------------------

Aerospace amp; Defense                  Household Durables
Air Freight amp; Couriers               Household Products
Airlines                             Industrial Conglomerates
Auto Components                      Insurance
Automobiles                          Internet amp; Catalog Retail
Banks                                Internet Software amp; Services
Beverages                            Information Technology Consulting amp;
                                     Services
Biotechnology                        Leisure Equipment amp; Products
Building Products                    Machinery
Chemicals                            Marine
Commercial Services amp; Supplies       Media
Communications Equipment             Metals amp; Mining
Computers amp; Peripherals              Multiline Retail
Construction amp; Engineering           Multi-Utilities
Construction Materials               Office Electronics
Containers amp; Packaging               Oil amp; Gas
Distributors                         Paper amp; Forest Products
Diversified Financials               Personal Products
Diversified Telecommunication        Pharmaceuticals
Services
Electric Utilities                   Real Estate
Electrical Equipment                 Road amp; Rail
Electronic Equipment amp; Instruments   Semiconductor Equipment amp; Products
Energy Equipment amp; Services          Software
Food amp; Drug Retailing                Specialty Retail
Food Products                        Textiles amp; Apparel
Gas Utilities                        Tobacco
Health Care Equipment amp; Supplies     Trading Companies amp; Distributors
Health Care Providers amp; Services     Transportation Infrastructure
Hotels Restaurants amp; Leisure         Water Utilities
                                     Wireless Telecommunication Services

                                      C-
                                  Appendix C

OppenheimerFunds Special Sales Charge Arrangements and Waivers
--------------------------------------------------------------

In certain cases, the initial sales charge that applies to purchases of Class
A shares2 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.3  That is because of the economies of sales efforts realized by OppenheimerFunds
Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to
Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
         1) plans qualified under Sections 401(a) or 401(k) of the Internal
            Revenue Code,
         2) non-qualified deferred compensation plans,
         3) employee benefit plans4
         4) Group Retirement Plans5
         5) 403(b)(7) custodial plan accounts
         6) Individual Retirement Accounts ("IRAs"), including traditional
            IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the
Distributor or the transfer agent (referred to in this document as the
"Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
o      Applicability of Class A Contingent Deferred Sales Charges in Certain
                                      Cases
------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to
Initial Sales Charge but May Be Subject to the Class A Contingent Deferred
Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National
Municipals and Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption).
Additionally, on shares purchased under these waivers that are subject to the
Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent
Deferred Sales Charge."6 This waiver provision applies to:
|_|   Purchases of Class A shares aggregating $1 million or more.
|_|   Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a
            contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans)
            that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|   Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
         1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
         2) by a direct rollover of a distribution from a qualified
            Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_|   Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
         1) The record keeping is performed by Merrill Lynch Pierce Fenner amp;
            Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the
            Retirement Plan. On the date the plan sponsor signs the
            record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch
            Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and  (b) funds advised or managed by MLIM (the funds described in (a) and (b)
            are referred to as "Applicable Investments").
         2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement
            Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable
            Investments.
         3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
o

            Waivers of Class A Sales Charges of Oppenheimer Funds
------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain
Purchasers.

Class A shares purchased by the following investors are not subject to any
Class A sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   The Manager or its affiliates.
|_|   Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews;
            relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_|   Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the
            Distributor for that purpose.
|_|   Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|   Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the
            Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|   Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing
            specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|   Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|   "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial
            intermediary that has made special arrangements with the
            Distributor for those purchases.
|_|   Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements .
            Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|   Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|   Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|   A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_|   Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|-|

         Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the
            Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those
            purchases.
|_|   A TRAC-2000 401(k) plan (sponsored by the former Quest for Value
            Advisors) whose Class B or Class C shares of a Former Quest for
            Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on
            November 24, 1995.
|_|   A qualified Retirement Plan that had agreed with the former Quest for
            Value Advisors to purchase shares of any of the Former Quest for
            Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund
            clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain
Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|   Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds
            (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the
            Distributor.
|_|   Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money
            Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
|_|   Shares purchased with the proceeds of maturing principal units of any
            Qualified Unit Investment Liquid Trust Series.
|_|   Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain
Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_|   To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_|   Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder
            Account Rules and Policies," in the applicable fund Prospectus).
|_|   For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake of fact.
         4) Hardship withdrawals, as defined in the plan.7
         5) Under a Qualified Domestic Relations Order, as defined in the
            Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal
            Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.
         9) Separation from service.8
         10)      Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special
            arrangements with the Distributor.
         11)      Plan termination or "in-service distributions," if the
            redemption proceeds are rolled over directly to an
            OppenheimerFunds-sponsored IRA.
|_|   For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
|_|   For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
|_|   For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks,
            broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the
            Distributor.
o       Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer
                                       Funds
--------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
|_|   Shares redeemed involuntarily, as described in "Shareholder Account
            Rules and Policies," in the applicable Prospectus.
|_|   Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was
            established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|   The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the
            Social Security Administration.
|_|   Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_|   Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|   Redemptions requested in writing by a Retirement Plan sponsor of Class
            C shares of an Oppenheimer fund in amounts of $500,000 or more and made more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested in Class N shares of one or more Oppenheimer funds.
|_|   Distributions9 from Retirement Plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established in an Oppenheimer fund.
         2) To return excess contributions made to a participant's account.
         3) To return contributions made due to a mistake of fact.
         4) To make hardship withdrawals, as defined in the plan.10
         5) To make distributions required under a Qualified Domestic
            Relations Order or, in the case of an IRA, a divorce or
            separation agreement described in Section 71(b) of the Internal
            Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.11
         9) On account of the participant's separation from service.12
         10)      Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a
            Retirement Plan if the plan has made special arrangements with the Distributor.
         11)      Distributions made on account of a plan termination or
            "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
         12)      For distributions from a participant's account under an
            Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
         13)      Redemptions of Class B shares under an Automatic Withdrawal
            Plan for an account other than a Retirement Plan, if the
            aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
         14)      For distributions from 401(k) plans sponsored by
            broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares or Class C shares under an Automatic
            Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|   Shares sold to the Manager or its affiliates.
|_|   Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the
            Manager or the Distributor for that purpose.
|_|   Shares issued in plans of reorganization to which the Fund is a party.
|_|   Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in
            Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.
o          Special Sales Charge Arrangements for Shareholders of Certain
     Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds
------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class
A, Class B and Class C shares described in the Prospectus or Statement of
Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value
Funds.  To be eligible, those persons must have been shareholders on November
24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds.  Those funds include:
   Oppenheimer Quest Value Fund, Inc.           Oppenheimer Small Cap Value
   Fund
   Oppenheimer Quest Balanced Value Fund        Oppenheimer Quest Global
   Value Fund, Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on
November 24, 1995:

   Quest for Value U.S. Government Income Fund  Quest for Value New York
   Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund     Quest for Value
   National Tax-Exempt Fund
   Quest for Value Global Income Fund     Quest for Value California
   Tax-Exempt Fund

      All of the funds listed above are referred to in this Appendix as the
"Former Quest for Value Funds."  The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an
Oppenheimer fund that are either:
|_|   acquired by such shareholder pursuant to an exchange of shares of an
            Oppenheimer fund that was one of the Former Quest for Value
            Funds, or
|_|   purchased by such shareholder by exchange of shares of another
            Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

o     Reduced Class A Initial Sales Charge Rates for Certain Former Quest for
   Value Funds Shareholders.

Purchases by Groups and Associations.  The following table sets forth the initial sales charge rates for Class A shares purchased by members of
"Associations" formed for any purpose other than the purchase of securities.
The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                      Initial Sales       Initial Sales Charge   Concession as
Number of Eligible    Charge as a % of    as a % of Net Amount   % of Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00%                2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an
Association, or the sales charge rate that applies under the Right of
Accumulation described in the applicable fund's Prospectus and Statement of
Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

o     Waiver of Class A Sales Charges for Certain Shareholders.  Class A
   shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
o     Shareholders who were shareholders of the AMA Family of Funds on
            February 28, 1991 and who acquired shares of any of the Former
            Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
o     Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

o     Waiver of Class A Contingent Deferred Sales Charge in Certain
   Transactions.  The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

o     Waivers for Redemptions of Shares Purchased Prior to March 6, 1995.  In
   the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
o     withdrawals under an automatic withdrawal plan holding only either
            Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

o     Waivers for Redemptions of Shares Purchased on or After March 6, 1995
   but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value
   Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November
   24, 1995:
o     redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S.
            Social Security Administration);
o     withdrawals under an automatic withdrawal plan (but only for Class B or
            Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class
B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another
Oppenheimer fund within 90 days after redemption.
o          Special Sales Charge Arrangements for Shareholders of Certain
        Oppenheimer Funds Who Were Shareholders of Connecticut Mutual
                          Investment Accounts, Inc.
---------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix)
of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut
Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:
   Connecticut Mutual Liquid Account      Connecticut Mutual Total Return
   Account
   Connecticut Mutual Government Securities Account   CMIA LifeSpan Capital
   Appreciation Account
   Connecticut Mutual Income Account      CMIA LifeSpan Balanced Account
   Connecticut Mutual Growth Account      CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

o     Class A Contingent Deferred Sales Charge. Certain shareholders of a
   Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18,
   1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are:
         1) persons whose purchases of Class A shares of a Fund and other
            Former Connecticut Mutual Funds were $500,000 prior to March 18,
            1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of
            Accumulation, who still hold those shares in that Fund or other
            Former Connecticut Mutual Funds, and
         2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

      Any of the Class A shares of a Fund and the other Former Connecticut
Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

o     Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more)
   of the categories below and acquired Class A shares prior to March 18,
   1996, and still holds Class A shares:
         1) any purchaser, provided the total initial amount invested in the
            Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of
            Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the
            Former Connecticut Mutual Funds or a Fund into which such Fund merged;
         2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
         3) Directors of the Fund or any one or more of the Former
            Connecticut Mutual Funds and members of their immediate families;
         4) employee benefit plans sponsored by Connecticut Mutual Financial
            Services, L.L.C. ("CMFS"), the prior distributor of the Former
            Connecticut Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
         6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual
            Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate
Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of
Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut
Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut
Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
   3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or
      403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
   4) as tax-free returns of excess contributions to such retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
   6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
   7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
   8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic
      Withdrawal Plan but limited to no more than 12% of the original value annually; or
   9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.
o         Special Reduced Sales Charge for Former Shareholders of Advance
                               America Funds, Inc.
------------------------------------------------------------------------------

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government
Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund
who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those
Oppenheimer funds on October 18, 1991, and who held shares of Advance America
Funds, Inc. on March 30, 1990, may purchase Class A shares of those four
Oppenheimer funds at a maximum sales charge rate of 4.50%.
o        Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer
                           Convertible Securities Fund
------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|   the Manager and its affiliates,
|_|   present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of
            Additional Information) of the Fund, the Manager and its
            affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|   registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|   dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|   employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the
            Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|   dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
|_|   dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

Oppenheimer Convertible Securities Fund

Internet Website
      WWW.OPPENHEIMERFUNDS.COM
      ------------------------

Investment Advisor
      OppenheimerFunds, Inc.
      498 Seventh Avenue
      New York, New York 10018

Distributor
      OppenheimerFunds Distributor, Inc.
      498 Seventh Avenue
      New York, New York 10018

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1.800.CALL.OPP (225.5677)

Custodian Bank
      Citibank, N.A.
      111 Wall Street
      New York, New York 10005

Independent Auditors
      KPMG LLP
      707 Seventeenth Street
      Denver, Colorado 80202

Legal Counsel
      Mayer, Brown, Rowe amp; Maw
      1675 Broadway
      New York, New York 10019

1234

PX345.002.0203

1.  In accordance with Rule 12b-1 of the Investment Company Act, the term
"Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund (or its parent corporation) and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.
2 Certain waivers also apply to Class M shares of Oppenheimer Convertible
Securities Fund.
3 In the case of Oppenheimer Senior Floating Rate Fund, a
continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to
"redemptions" mean "repurchases" of shares.
4 An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
5 The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement
Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.
6 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement
Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.
7 This provision does not apply to IRAs.
8 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.
9 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
10 This provision does not apply to IRAs.
11 This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.
12 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.